 As filed with the Securities and Exchange Commission on February 14, 1996.

                                                      Registration Nos. 33-40771
                                                                        811-5502
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549
                               -----------------------

                                      FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   /___/

     Pre-Effective Amendment No. __                                       /___/

     Post-Effective Amendment No.  8                                      / X /
                                  ---                                      ---

                                        and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                                   OF 1940                                /___/


     Amendment No.  14                                                    / X /
                   ----                                                    ---
                            COMSTOCK PARTNERS FUNDS, INC.
                       ----------------------------------
                (formerly named Comstock Partners Strategy Fund, Inc.)
                  (Exact Name of Registrant as Specified in Charter)

                                  10 Exchange Place
                                      Suite 2010
                             Jersey City, NJ  07302-3913
                        --------------------------------
                       (Address of Principal Executive Offices)

         Registrant's Telephone Number, including Area Code:  (201) 332-4436


                                  ROBERT C. RINGSTAD
                            COMSTOCK PARTNERS FUNDS, INC.

                                  10 Exchange Place
                                      Suite 2010
                             Jersey City, NJ  07302-3913
                     --------------------------------------
                       (Name and Address of Agent for Service)

                                      Copies to:

                                Gary S. Schpero, Esq.
                              Simpson Thacher & Bartlett
                                 425 Lexington Avenue
                                  New York, NY  10017

                            ------------------------------

Approximate Date of Proposed Public Offering: As soon as practicable after this Post-Effective Amendment becomes effective.
                            ------------------------------


It is proposed that this filing will become effective:

_____  immediately upon filing pursuant to Rule 485(b)
_____  on _________________ pursuant to Rule 485(b)
_____  60 days after filing pursuant to Rule 485(a)(i)
_____  on _________________ pursuant to Rule 485(a)(1)
__x__  75 days after filing pursuant to Rule 485(a)(ii)
_____  on _________________ pursuant to Rule 485(a)(ii)
                           -------------------------------

If appropriate, check the following box:
_____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


          The Registrant has previously registered under the Securities Act of 1933 an indefinite number of its shares of Capital Stock, $.001 par value per share, of all series then existing or thereafter created pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for its fiscal year ending April 30, 1995 was filed on June 29, 1995.

                           EXPLANATORY NOTE

The Prospectus for the Comstock Partners Strategy Fund is incorporated by reference to the Registrant's filing of definitive copies under Rule 497(c) of the Securities Act of 1933, as amended (the "Securities Act") of its Prospectus dated August 1, 1995, and is not affected by this filing.

The Prospectus Supplement for the Comstock Partners Strategy Fund dated December 15, 1995 is incorporated by reference to the Registrant's filing of definitive copies under Rule 497(e) of the Securities Act, on February 1, 1995, and is not affected by this filing.

The Prospectus Supplement for the Comstock Partners Strategy Fund dated February 8, 1996 is incorporated by reference to the Registrant's filing of definitive copies under Rule 497(e) of the Securities Act, on February 8, 1996, and is not affected by this filing.


The Statement of Additional Information for the Comstock Partners Strategy Fund is incorporated by reference to the Registrant's filing of definitive copies under Rule 497(c) of the Securities Act of 1933, as amended (the "Securities Act") of its Statement of Additional Information dated August 1, 1995, and is not affected by this filing.

The Supplement to the Statement of Additional Information for the Comstock Partners Strategy Fund dated December 15, 1995 is incorporated by reference to the Registrant's filing of definitive copies under Rule 497(e) of the Securities Act, on February 1, 1995, and is not affected by this filing.

The Supplement to the Statement of Additional Information for the Comstock Partners Strategy Fund dated February 8, 1996 is incorporated by reference to the Registrant's filing of definitive copies under Rule 497(e) of the Securities Act, on February 8, 1996, and is not affected by this filing.

                        COMSTOCK PARTNERS FUNDS, INC.

                      Registration Statement on Form N-1A

                           CROSS REFERENCE SHEET
                          Pursuant to Rule 495(a)
                      under the Securities Act of 1933

N-1A Item No.    Location                             Prospectus Caption
-------------    --------                             ------------------------
Part A

Item 1.          Cover Page                           Cover Page

Item 2.          Synopsis                             The Fund's Expenses

Item 3.          Condensed Financial
                 Information                          Financial Highlights;
                                                      Certain Information
                                                      Regarding Performance

Item 4.         General Description of
                Registrant                            Summary; The Fund;
                                                      Investment Objective
                                                      and Policies;
                                                      Investment
                                                      Restrictions; Risk
                                                      Factors; Management
                                                      Arrangements;
                                                      Organization and
                                                      Capital Stock

Item 5.         Management of the Fund                Summary;  Management
                                                      Arrangements

Item 5A.        Management's Discussion of
                Performance                           Not Applicable

Item 6.         Capital Stock and Other
                Securities                            Summary; Dividends,
                                                      Distributions and
                                                      Taxes; Organization
                                                      and Capital Stock;
                                                      Additional Shareholder
                                                      Services

Item 7.         Purchase of Securities
                Being Offered                         Summary; Purchase of
                                                      Fund Shares;
                                                      Additional Shareholder
                                                      Services; Service and
                                                      Distribution Plans;

                                                      Dividends,
                                                      Distributions and
                                                      Taxes

Item 8.         Redemption or Repurchase              Summary; Dividends,
                                                      Distributions and
                                                      Taxes; Purchase and
                                                      Redemption of Shares;

Item 9.         Pending Legal Proceedings             Not Applicable


                                                      Statement of
                                                      Additional
Part B          Location                              Information Caption
------          --------                              --------------------

Item 10.         Cover Page                           Cover Page

Item 11.         Table of Contents                    Table of Contents

Item 12.         General Information and
                 History                              Not applicable.

Item 13.         Investment Objectives and
                 Policies                             Additional Information
                                                      Concerning Portfolio
                                                      Activities; Investment
                                                      Restrictions

Item 14.         Management of the Fund               Management
                                                      Arrangements

Item 15.         Control Persons and
                 Principal Holders
                 of Securities                        Management
                                                      Arrangements

Item 16.         Investment Advisory and
                 Other Services                       Management
                                                      Arrangements;
                                                      Shareholder Services;
                                                      Service and
                                                      Distribution Plans;
                                                      Custodian; Transfer
                                                      Agent and Dividend
                                                      Disbursing Agent;
                                                      Experts

Item 17.         Brokerage Allocation and
                 Other Practices                      Portfolio Transactions

Item 18.         Capital Stock and Other
                 Securities                           Capital Stock; Service
                                                      and Distribution Plans

Item 19.         Purchase, Redemption and
                 Pricing of Securities
                 Being Offered                        Purchase of Fund
                                                      Shares; Redemption of
                                                      Fund Shares;
                                                      Shareholder Services;
                                                      Net Asset Value

Item 20.         Tax Status                           Additional Information
                                                      Concerning Taxes

Item 21.         Underwriters                         Purchase of Fund
                                                      Shares; Shareholder
                                                      Services; Service and
                                                      Distribution Plans

Item 22.         Calculation of Performance
                 Data                                 Performance
                                                      Information

Item 23.         Financial Statements                 Financial Statements

Part C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

                                    Part A

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.
-------------------------------------------------------------------------------


                      Subject to Completion, February 13, 1996

    -------------------------------------------------------------------------

                         COMSTOCK PARTNERS CAPITAL VALUE FUND


                          PROSPECTUS  ___________  ___, 1996



     Comstock Partners Capital Value Fund (the "Fund") is a separate, diversified portfolio of Comstock Partners Funds, Inc., an open-end, management investment company (the "Company"). The Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Fund invests in a wide range of equity and debt securities and money market instruments. There can be no assurance that the Fund will achieve its investment objective. See "Investment Objective and Policies."

     Comstock Partners, Inc. serves as the Fund's Investment Adviser. Shareholder inquiries with respect to the Fund may be made by calling 1-800-543-6217.

     By this Prospectus, the Fund is offering four classes of shares, Class A, Class B, Class C and Class R, which are described herein. See "Alternative Purchase Methods."

     You can purchase or redeem all classes of shares by telephone using the TeleTransfer Privilege. See "Purchase of Shares" and "Redemption of Shares."

                                       _______

     This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information dated ____________ ___, 1996 (which may be revised from time to time), containing additional information about the Fund (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. It is available without charge and can be obtained by sending your request in writing to 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 1-800-645-6561. When telephoning, ask for Operator 144.

                                       _______

     AN INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS, AS DESCRIBED UNDER "RISK FACTORS" IN THE PROSPECTUS SUMMARY AND UNDER "INVESTMENT OBJECTIVE AND POLICIES," WHICH INVESTORS SHOULD CONSIDER CAREFULLY BEFORE INVESTING. INVESTORS ARE ADVISED TO READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

________________________________________________________________________________

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

________________________________________________________________________________

                                  PROSPECTUS SUMMARY

THE FUND

     Comstock Partners Capital Value Fund (the "Fund") is a separate, diversified portfolio of Comstock Partners Funds, Inc., an open-end, management investment company (the "Company"). See "The Fund."

INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding shares. The Fund seeks to achieve its investment objective by following an asset allocation strategy that contemplates shifts, which may be frequent, among a wide range of investments and market sectors. Comstock Partners, Inc., as the Fund's investment adviser (the "Investment Adviser"), will have broad latitude in selecting the class of investments and market sectors in which the Fund will invest. The Fund will not be managed as a balanced portfolio and is not required to maintain a portion of its investments in each of the Fund's permitted investment types at all times. The Fund will invest in equity securities of domestic and foreign issuers, including common stocks, preferred stocks, convertible securities and warrants; debt securities of domestic and foreign issuers, including bonds, debentures and notes; and domestic and foreign money market instruments. The Fund may invest up to 65% of its assets in securities of foreign issuers. There can be no assurance that the Fund will achieve its investment objective. See "Investment Objective and Policies."

INVESTMENT ADVISER

     Comstock Partners, Inc. is the Fund's Investment Adviser and is responsible for the management of the Fund's investment portfolio. The Investment Adviser was formed in October 1986 and has served as sub-investment adviser to the predecessor to the Fund, Dreyfus Capital Value Fund, Inc., since April 30, 1987 and to Dreyfus Variable Investment Fund -- Managed Assets Portfolio since
May 21, 1990. Both are diversified open-end management investment companies with net assets of approximately $317 million and $24 million, respectively, as of December 31, 1995. The Investment Adviser has also served as investment adviser to the Comstock Partners Strategy Fund, a separate, non-diversified portfolio of the Company, with assets of approximately $301 million, as of December 31, 1995. In addition, the Investment Adviser provides investment advisory services through discretionary accounts. It is the publisher of the COMSTOCK INVESTMENT STRATEGY REVIEW and the COMSTOCK INVESTMENT STRATEGY COMMENTARY, investment strategy publications furnished to subscribers. Under the Investment Advisory Agreement, the Company, on behalf of the Fund, pays the Investment Adviser an annual fee computed daily and paid monthly at the following annual rate: .40 of 1% of the first $300 million of the Fund's average daily net assets, .45 of 1% of the Fund's average daily net assets between $300 million and $750 million, .50 of 1% of the Fund's average daily net assets between $750 million and $1 billion and .55 of 1% of the Fund's average daily net assets in excess of $1 billion. See "Management Arrangements."

SUB-INVESTMENT ADVISER AND ADMINISTRATOR

     The Dreyfus Corporation is the Fund's sub-investment adviser and administrator (the "Sub-Investment Adviser and Administrator"). Under the Sub-Investment Advisory and Administration Agreement, The Dreyfus Corporation will manage the short-term cash and cash-equivalent investments of the Fund and provide investment research and other advice regarding the Fund's portfolio. In addition, The Dreyfus Corporation will provide general advice regarding economic factors and trends and provide certain administrative services to the Fund. For its services, the Sub-Investment Adviser and Administrator receives from the Company, on behalf of the Fund, an annual fee computed daily and paid monthly at the following annual rate: .35 of 1% of the first $300 million of the Fund's average daily net assets, .30 of 1% of the Fund's average daily net assets between $300 million and $750 million, .25 of 1% of the Fund's average daily net assets between $750 million and $1 billion and .20 of 1% of the Fund's average daily net assets in excess of $1 billion. See "Management Arrangements."

PURCHASE OF SHARES

     The Fund offers you four methods of purchasing Fund shares. Orders for purchases of Class R shares, however, may be placed only for certain eligible investors as described below. If you are not eligible to purchase Class R shares, you may choose from Class A, Class B and Class C the Class of shares that best suits your needs, given the amount of your purchase, the length of time you expect to hold your shares and any other relevant circumstances. Each Fund share represents an identical pro rata interest in the Fund's investment portfolio.

     Class A shares are sold at net asset value per share plus a maximum initial sales charge of 4.50% of the public offering price imposed at the time of purchase (which may be reduced or waived for certain purchases). See "Purchase of Fund Shares." These shares are subject to an annual service and distribution fee at the rate of .25 of 1% of the value of the average daily net assets of Class A. See "Service and Distribution Plans."

     Class B and Class C shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class B shares are subject to a maximum 4% contingent deferred sales charge ("CDSC"), which is assessed only if you redeem Class B shares within six years of purchase. Class C shares are subject to a 1% CDSC, which is assessed only if you redeem Class C shares within one year of purchase. See "Purchase of Fund Shares" and "Redemption of Shares." Class B and Class C shares also are subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of those Classes and an annual distribution fee at the rate of .75 of 1% of the value of the average daily net assets of those Classes. See "Service and Distribution Plans." The distribution and service fees paid by Class B and Class C will cause such Classes to have a higher expense ratio and to pay lower dividends than Class A. Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class, and will no longer be subject to the Class B service and distribution fees, but will be subject to the Class A service and distribution fee. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.

          Class R shares may not be purchased directly by individuals, although eligible institutions may purchase Class R shares for certain accounts maintained by individuals. Class R shares are sold at net asset value per share only to institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing, SEP-IRAs and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments, but not including IRAs or IRA "Rollover Accounts." Class R shares are not subject to an annual service fee or distribution fee.

REDEMPTION OF SHARES

     The Fund redeems each Class of its shares at its respective next determined net asset value subject, in the case of Class B and Class C shares, to any applicable CDSC. The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed. Service Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. See "Redemption of Shares" and "Net Asset Value."

DIVIDENDS AND DISTRIBUTIONS

     The Fund ordinarily pays dividends from net investment income and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Shareholders of the Fund will receive dividends and distributions on their shares in additional shares of the same Class (without a sales charge) or may elect to receive all dividends and distributions in cash. See "Dividends, Distributions and Taxes."

RISK FACTORS

     There is no assurance that the Fund will achieve its investment objective, and investment in the Fund should not be considered a complete investment program. Investors should note that the Fund has the ability to invest in a wide range of securities and instruments, and the Investment Adviser may substantially change the composition of the Fund's investment portfolio from time to time.

     The Fund is not subject to any limit on the percentage of its assets that may be invested in debt securities having a certain rating. Thus, it is possible that a substantial portion of the Fund's assets may be invested in debt securities that are unrated or rated in the lowest categories of the recognized rating agency (I.E. securities rated C by Moody's Investors Service, Inc. ("Moody's") or D by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. ("S&P"). Securities that are rated below Baa/BBB and comparable unrated securities are commonly referred to as "junk bonds." Normally such securities provide yields superior to those of more highly rated securities, but involve greater risks (including the possibility of default or bankruptcy of the issuer) and are regarded as speculative in nature. The market price and yield of certain lower rated debt securities are more volatile than those of higher rated securities and tend to be more sensitive than to economic conditions, including interest rate fluctuations, than are higher rated securities. The Fund intends to invest less than 35% of its assets in debt securities rated Ba or lower by Moody's or BB or lower by S&P.




    The Fund may invest up to 65% of its assets in foreign securities, including securities of emerging market issuers. The Fund's investment in foreign and emerging market securities involves certain other considerations and risks not typically associated with investing in domestic securities, including greater price volatility, uncertainties regarding future social, political and economic developments, the possible imposition of foreign withholding or brokerage taxes or exchange controls, risks of seizure or expropriation, the availability of less information than is generally available in the U.S. and a lack of uniform accounting and auditing standards, higher transaction costs and possible delays or problems with settlement, limited liquidity and relatively small market capitalization of securities markets, high rates of inflation and interest, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, and the possible adverse effects of changes in the exchange rates of foreign currencies in which the Fund's investments may be denominated.

     The Fund utilizes certain investment strategies commonly referred to as derivatives, such as trading in futures, options and foreign currencies, for speculative purposes (I.E. to seek to generate additional income or gains) and/or to hedge against either a decline in the value of certain securities owned by the Fund or an increase in the price of securities which the Fund plans to purchase. Derivatives often fluctuate in value more than the securities or other instruments on which they are based, and relatively small changes in the value of the underlying securities or instruments may have significantly larger effects on the value of derivatives held by the Fund. Derivatives may entail the risk of loss of the entire amount invested or, in certain cases, losses in excess of the amount invested. A derivative utilized for hedging purposes may limit the amount of potential gain on the related transaction or may result in greater losses than if the derivative had not been used. See "Investment Objectives and Policies--Certain Additional Investments and Investment Strategies."

     In addition to the instruments and strategies described above, the Fund may invest in a wide range of equity and debt securities as well as participations and assignments, stripped mortgage-backed securities, structured investments, forward commitments, and illiquid or restricted securities, and may lend or sell short portfolio securities and enter into repurchase agreements, each of which involves certain additional risks. For a more complete discussion of the risks associated with an investment in the Fund, see "Investment Objective and Policies" and "Risk Factors."

                                 THE FUND'S EXPENSES

     The following expense table is provided to assist investors in understanding the various costs and expenses that an investor will incur either directly or indirectly as a holder of Class A, Class B, Class C and Class R shares of the Fund. The amounts listed are estimates of the costs and expenses to be borne by shareholders of the Fund for its initial fiscal year based upon average net assets equal to that of its predecessor, the Dreyfus
Capital Value Fund, for its fiscal year ended September 30, 1995.


                             FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES                                  CLASS A     CLASS B   CLASS C   CLASS R
Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price).......................     4.50%        None      None      None
Maximum Deferred Sales Charge Imposed on Redemptions
     (as a percentage of the amount subject to charge).........     None*       4.00%     1.00%      None
ANNUAL FUND OPERATING EXPENSES (as a
     percentage of average daily net assets)
     Management Fees...........................................      .75%        .75%      .75%      .75%
12b-1 Fees**...................................................      .25%       1.00%     1.00%      None
Other Expenses***..............................................      .69%        .69%      .69%      .69%
Total Fund Operating Expenses..................................     1.69%       2.44%     2.44%     1.44%

EXAMPLE
You would pay the following expenses on a $1,000 investment
assuming (1) 5% annual return and (2) except where noted,
redemption at the end of each time period:                        CLASS A     CLASS B   CLASS C   CLASS R
1 YEAR.........................................................       $61    $65/$25+  $34/$25+       $15
3 YEARS........................................................       $96   $106/$76+      $76        $46
5 YEARS........................................................      $133  $150/$130+     $130        $79
10 YEARS.......................................................      $236      $242++     $278       $172


* A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more.
** Includes service and distribution fees payable pursuant to the Fund's Class A, Class B and Class C Service and Distribution Plans. See "Service and Distribution Plans."
*** "Other Expenses" includes custodial and transfer agency fees, certain shareholder administrative fees, insurance, legal and accounting fees, printing and mailing costs, registration fees, interest expense and dividends on securities sold short, and fees payable to directors who are not affiliated with the Investment Adviser, the Sub-Investment Adviser or the Distributor.
+    Assuming no redemption of shares.
++ Ten-year figure assumes conversion of Class B shares to Class A shares at end of sixth year following the date of purchase.

     The purpose of the foregoing table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly, the payment of which will reduce investors' investment return on an annual basis. The information in the foregoing table does not reflect any fee waivers or expensive reimbursement arrangements that may be in effect. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S PERFORMANCE WILL VARY AND MAY RESULT IN A RETURN GREATER OR LESS THAN 5%. For a more complete discussion of the Fund's fees and expenses, see "Management Arrangements" and "Service and Distribution Plans."

     Long-term holders of mutual fund shares which bear Rule 12b-1 fees, such as the Fund's Class A, Class B and Class C shares, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing tables. See "Management Arrangements," "Purchase of Fund Shares," "Redemption of Shares" and "Service and Distribution Plans."

     The Fund understands that banks, brokers, dealers or other financial institutions (including Mellon Bank, N.A., the parent company of the Sub-Investment Adviser, and its affiliates) (collectively, "Service Agents") may charge fees to their clients who are owners of Fund shares for various services provided in connection with a client's account. These fees would be in addition to any amounts received by a Service Agent under its Selling Agreement ("Agreement") with the Distributor.

                                 FINANCIAL HIGHLIGHTS

     The following per share data and ratios, which should be read in conjunction with the financial statements contained in the Fund's Statement of Additional Information, set forth certain information concerning the investment results for a Class A, Class B, Class C or Class R share of the Dreyfus Capital Value Fund, Inc. (the "Dreyfus Capital Value Fund"), the predecessor to the Fund, outstanding throughout the periods presented, as applicable. Past results are not predictive of future results. The financial information in the following table has been audited by Ernst & Young LLP. Financial statements for the year ended September 30, 1995 and the report of Ernst & Young LLP thereon are included in the Fund's Statement of Additional Information.

                                                                            7


                                           CLASS A SHARES
                                       YEAR ENDED SEPTEMBER 30,
-----------------------------------------------------------------------------------------------------------------------------------
                           1986(1)(2)  1987(1)   1988(1)   1989(1)   1990(1)   1991       1992       1993       1994      1995

PER SHARE DATA:
Net asset value,
  beginning of period....  $  7.25     $   9.54  $  12.84  $  12.68  $  14.42  $  15.08   $  12.97   $  12.41   $  11.42  $  11.88
INVESTMENT  OPERATIONS:
Investment income
  net(4).................      .03          .07       .58       .90       .89       .73        .40        .24        .24       .36
Net realized and
  unrealized gain (loss)
  on investments(4)......     2.26         3.59      (.18)     1.60       .61      (.89)      (.39)      (.62)       .46     (1.37)
                           -------     --------  --------  --------  --------  --------   --------   --------   --------  --------
TOTAL FROM INVESTMENT
  OPERATIONS.............     2.29         3.66       .40      2.50      1.50      (.16)       .01       (.38)       .70     (1.01)
                           -------     --------  --------  --------  --------  --------   --------   --------   --------  --------
DISTRIBUTIONS:
Dividends from
  investment income
  net(4).................    --            (.03)     (.15)     (.76)     (.84)     (.99)      (.57)      (.61)      (.24)     (.26)
Dividends from net
  realized gain on
  investments(4).........    --            (.33)     (.41)    --        --         (.96)     --         --         --        --
                           -------     --------  --------  --------  --------  --------   --------   --------   --------  --------
TOTAL DISTRIBUTIONS......    --            (.36)     (.56)     (.76)     (.84)    (1.95)      (.57)      (.61)      (.24)     (.26)
                           -------     --------  --------  --------  --------  --------   --------   --------   --------  --------
Net asset value, end of
  period.................  $  9.54     $  12.84  $  12.68  $  14.42  $  15.08  $  12.97   $  12.41   $  11.42   $  11.88  $  10.61
                           -------     --------  --------  --------  --------  --------   --------   --------   --------  --------
                           -------     --------  --------  --------  --------  --------   --------   --------   --------  --------
TOTAL INVESTMENT
  RETURN(5)..............    31.59%(6)    39.72%     3.29%    20.95%    10.53%     (.70%)     (.02%)    (2.70%)     6.14%    (8.58%)
RATIOS/ SUPPLEMENTAL DATA:
Ratio of operating
  expenses to average
  net assets.............     1.47%(6)     1.50%     1.24%     1.22%     1.20%     1.19%      1.19%      1.23%      1.21%     1.24%
Ratio of interest
  expense and dividends
  on securities
  sold short to average
  net assets.............    --             .15%      .13%      .03%      .26%      .49%       .39%       .45%       .39%      .45%
Ratio of net investment
  income to average net
  assets.................      .45%(6)     2.25%     6.08%     6.93%     6.64%     5.58%      2.83%      1.94%      2.06%     3.61%
Decrease reflected in
  above expense ratios
  due to expense
  reimbursements.........      .84%(6)      .29%    --        --        --        --         --         --         --        --
Portfolio Turnover Rate..   140.99%      102.16%    56.31%    19.46%    62.84%   154.07%    344.29%     41.78%     45.57%    54.70%
Net Assets, end of
  period (000's Omitted).  $ 9,444     $139,796  $502,442  $607,192  $741,267  $755,450   $537,392   $412,316   $402,708  $271,052


                                      CLASS B SHARES
                                  YEAR ENDED SEPTEMBER 30,
--------------------------------------------------------------
                               1993(3)      1994     1995

PER SHARE DATA:
Net asset value,
  beginning of period....  $ 10.58     $  11.32  $  11.69

INVESTMENT  OPERATIONS:
Investment income net(4).      .03          .23       .31
Net realized and
  unrealized gain (loss)
  on investments(4)......      .71          .38     (1.38)
                           -------     --------  --------
TOTAL FROM INVESTMENT
  OPERATIONS.............      .74          .61     (1.07)
                           -------     --------  --------
DISTRIBUTIONS:
Dividends from
  investment income
  net(4).................    --            (.24)     (.21)
Dividends from net
  realized gain on
  investments(4).........    --           --        --
                           -------     --------  --------
TOTAL DISTRIBUTIONS......    --            (.24)     (.21)
                           -------     --------  --------
Net asset value, end of
  period.................  $ 11.32     $  11.69  $  10.41
                           -------     --------  --------
                           -------     --------  --------
TOTAL INVESTMENT
  RETURN(5)..............     6.99%(6)     5.35%    (9.27%)
RATIOS/ SUPPLEMENTAL DATA:
Ratio of operating
  expenses to average
  net assets.............     1.49%(6)     1.99%     1.99%
Ratio of dividends and
  interest on securities
  sold short to average
  net assets.............      .31%(6)      .40%      .45%
Ratio of net investment
  income to average net
  assets.................      .83%(6)     1.39%     2.86%
Decrease reflected in
  above expense ratios
  due to expense
  reimbursements.........    --           --        --
Portfolio Turnover Rate..    41.78%       45.57%    54.70%
Net Assets, end of
  period 000's Omitted)..  $ 30,378    $108,532  $ 87,847


(1) Per share data restated to reflect a 100% stock dividend at the close of business on February 16, 1990.
(2)      From October 10, 1985 (commencement of operations) to September 30,
         1986.
(3)      From January 15, 1993 (commencement of initial offering) to September
         30, 1993.
(4) Per share data for 1986 and 1987 has been restated for comparative purposes.
(5)      Exclusive of sales load.
(6)      Not annualized.



                                                                               8


                                          Period Ended September 30, 1995(1)
                                          ------------------ ---------------
                                                 Class C       Class R
                                          ------------------ ---------------
PER SHARE DATA:
Net asset value, beginning of period              $10.64        $10.84
                                                  ------        ------

INVESTMENT OPERATIONS:
Investment income-net                                .02           .04
Net realized and unrealized (loss) on
  investments                                       (.25)         (.26)
                                                  ------        ------
TOTAL FROM INVESTMENT OPERATIONS                    (.23)         (.22)
                                                  ------        ------

DISTRIBUTIONS:
Dividends from investment income-net               --            --
Dividends from net realized gain on
  investments                                      --            --
                                                  ------        ------
TOTAL DISTRIBUTIONS                                --            --
                                                  ------        ------
Net asset value, end of period                    $10.41        $10.62
                                                  ------        ------

TOTAL INVESTMENT RETURN(2)                         (2.26)%(3)    (2.03)%(3)
RATIOS/SUPPLEMENTAL DATA:
Ratio of operating expenses to average
  net assets                                         .26%(3)       .14%(3)
Ratio of interest expense and dividends on
  securities sold short to average net assets        .06%(3)       .04%(3)
Ratio of net investment income to average
  net assets                                         .23%(3)       .38%(3)
Decrease reflected in above expense ratios
  due to expense reimbursements                    --            --
Portfolio Turnover Rate                            54.70%        54.70%
Net Assets, end of period (000's omitted)          $1.00         $1.00


---------------

(1) From August 28, 1995 (commencement of initial offering) to September 30,
    1995.
(2) Exclusive of sales load.
(3) Not annualized.


    Further information about the Fund's performance is contained in the Fund's annual report which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this Prospectus.


                             ALTERNATIVE PURCHASE METHODS

     The Fund offers four methods of purchasing Fund shares. Orders for purchases of Class R shares, however, may be placed only for certain eligible investors as described below. If you are not eligible to purchase Class R shares, you may chose from Class A, Class B, or Class C shares the Class of shares that best suits your needs, given the amount of purchase, the length of time you expect to hold the shares, and any other relevant circumstances. Each Fund share represents an interest in the Fund in proportion to its net asset value.

     Class A shares are sold at net asset value per share plus a maximum initial sales charge of 4.50% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "Purchase of Fund Shares." Class A shares are subject to an annual 12b-1 fee at the rate of .25 of 1% of the value of the average daily net assets of Class A. See "Service and Distribution Plans."

     Class B shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class B shares are subject to a maximum 4% CDSC, which is assessed only if you redeem Class B shares within six years of purchase. See "Purchase of Fund Shares" and "Redemption of Shares." Pursuant to the Class B Service and Distribution Plan, these shares are subject to an annual service fee at the rate of .25 of l% of the value of the average daily net assets of Class B. In addition, Class B shares are subject to an annual distribution fee at the rate of .75 of 1% of the value of the average daily net assets of Class B.

See "Service and Distribution Plans." The distribution fee paid by Class B will cause such Class to have a higher expense ratio and to pay lower dividends than Class A. Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class, and will no longer be subject to the Class B service and distribution fees, but will be subject to the Class A service and distribution fee. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.

    Class C shares are sold at net asset value per share, and are subject to a 1% CDSC, which is assessed only if Class C shares are redeemed within one year of purchase. See "Redemption of Shares -- Contingent Deferred Sales Charge -- Class C shares." Class C shares are subject to an annual distribution fee at the rate of .75 of 1% of the value of the average daily net assets of Class C. Class C shares are also subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class C. Class C shares also bear additional incremental shareholder administrative expenses resulting from the deferred sales charge arrangements. See "The Fund's Expenses" and "Service and Distribution Plans -- Class C shares." The fees and expenses paid by Class C will cause such Class to have a higher expense ratio and to pay lower dividends than Class A.

    Class R shares may not be purchased directly by individuals, although eligible institutions may purchase Class R shares for certain accounts maintained by individuals. Class R shares are sold at net asset value per share only to institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing, SEP-IRAs and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments, but not including IRAs or IRA "Rollover Accounts." Class R shares are not subject to an annual service fee or distribution fee.

    The decision as to which Class of shares is more beneficial to you depends on the amount and the intended length of your investment. If you are not eligible to purchase Class R shares, you should consider whether, during the anticipated life of your investment in the Fund, the accumulated distribution fee and CDSC, if any, on Class B or Class C shares would be less than the initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the return of Class A. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution fees on Class B or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature, and, therefore, are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Generally, Class A shares may be more appropriate for investors who invest $100,000 or more in Fund shares, but will not be appropriate for investors who invest less than $50,000 in Fund shares.

                                       THE FUND

     The Fund is a separate, diversified portfolio of the Company, an open-end, management investment company registered under the 1940 Act. The Company was incorporated under the laws of the State of Maryland on March 14, 1988 as Comstock Partners Strategy Fund, Inc., and commenced operations in May of 1988 as a non-diversified, closed-end investment company. The Company converted to an open-end investment company effective as of August 1, 1991. On February 8, 1996, (i) the Company changed its name to Comstock Partners Funds, Inc., (ii) Comstock Partners Strategy Fund, the Company's existing portfolio, became a separate portfolio of the Company and (iii) the Fund was organized as a new portfolio of the Company. The Company has entered into an agreement pursuant to which, and subject to certain conditions, the Fund will acquire all of the assets, subject to the liabilities (whether contingent or otherwise) of the Dreyfus Capital Value Fund in exchange for shares in the Fund (the "Reorganization"). The Fund will not commence operations until the consummation of the Reorganization.

     The Fund's principal office is located at 10 Exchange Place, Suite 2010, Jersey City, New Jersey 07302-3913.

                          INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the 1940
Act) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.

    The Fund seeks to achieve its investment objective by following an asset allocation strategy that contemplates shifts, which may be frequent, among a wide range of investments and market sectors. The Fund will invest in equity securities of domestic and foreign issuers, including common stocks, preferred stocks, convertible securities and warrants; debt securities of domestic and foreign issuers, including bonds, debentures and notes; and domestic and foreign money market instruments. The Fund may invest up to 65% of its assets in securities of foreign issuers.

    The Investment Adviser has broad latitude in selecting the class of investments and market sectors in which the Fund will invest. The Fund will not be managed as a balanced portfolio and is not required to maintain a portion of its investments in each of the Fund's permitted investment types at all times. Thus, during the course of a business cycle, for example, the Fund may invest solely in equity securities, debt securities or money market instruments, or in a combination of these classes of investments. The asset allocation mix for the Fund will be determined by the Investment Adviser at any given time in light of its assessment of current economic conditions and investment opportunities. The asset allocation mix selected will be a primary determinant of the Fund's investment performance.

EQUITY AND DEBT SECURITIES

     The Fund intends to invest in domestic and foreign equity and debt securities. The Fund generally seeks to invest in securities that the Investment Adviser has determined offer above average potential for total return. In making this determination, the Investment Adviser takes into account factors including price-earnings ratios, cash flow and the relationship of asset value to market value of the securities. The Fund will be alert to companies engaged in restructuring efforts, such as mergers, acquisitions and divestitures of less profitable units.

    The Fund typically purchases a debt security if the Investment Adviser believes that the yield and potential for capital appreciation of the security are sufficiently attractive in light of the risks of ownership of the security. In determining whether the Fund should invest in particular debt securities, the Investment Adviser considers factors such as: the price, coupon and yield to maturity; its assessment of the credit quality of the issuer; the issuer's available cash flow and the related coverage ratios; the property, if any, securing the obligation; and the terms of the debt securities, including the subordination, default, sinking fund and early redemption provisions. It also will review the ratings, if any, assigned to the securities by Moody's or S&P or other recognized rating agencies. The judgment of the Investment Adviser as to credit quality of a debt security may differ, however, from that suggested by the ratings published by a rating service.

    The Fund is not subject to any limit on the percentage of its assets that may be invested in debt securities having a certain rating. Thus, it is possible that a substantial portion of the Fund's assets may be invested in debt securities that are unrated or rated in the lowest categories of the recognized rating services (I.E., securities rated C by Moody's or D by S&P). Low-rated and unrated securities have special risks relating to the ability of the Fund to receive timely, or perhaps ultimate, payment of principal and interest. They are considered to have speculative characteristics and to be of poor quality; some obligations in which the Fund may invest, such as debt securities rated D by S&P, may be in default. The Fund intends to invest less than 35% of its assets in debt securities rated Ba or lower by Moody's and BB or lower by S&P. See "Risk Factors" for a discussion of certain risks.

    The Fund generally invests in United States equity and debt securities, including convertible securities, that are listed on securities exchanges or traded in the over-the-counter market. Foreign securities in which the Fund may invest may be listed on foreign securities exchanges or traded in the over-the -counter market. The Fund may invest in companies whose principal activities are in, or governments of, emerging markets. For further information about certain portfolio securities, see "Certain Additional Investments and Investment Strategies" below.

     Equity securities include common and preferred stock (including convertible preferred stock), depositary receipts, equity interests in trusts, partnerships, joint ventures or similar enterprises and equity warrants and rights. Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. Equity warrants and rights are securities permitting, but not obligating, their holder to subscribe for other equity securities. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants or rights may be considered speculative.

    The Fund also may purchase to a limited extent securities representing the right to receive the capital appreciation above a certain amount, and other securities representing the right to receive dividends and all other attributes of beneficial ownership, in respect of an entity's common stock or other similar instrument. These securities typically are sold as shares in unit investment trusts. The percentage of the Fund's assets that may be invested in shares of unit investment trusts is subject to the limitations set forth in the 1940 Act.

    The money market instruments in which the Fund may invest include: U.S. Government securities; bank obligations, including certificates of deposit, time deposits and bankers' acceptances and other short-term obligations of domestic or foreign banks, domestic savings and loan associations and other banking institutions having total assets in excess of $1 billion; commercial paper of any rating; and repurchase agreements involving U.S. Government securities. The Fund may invest up to 100% of its assets in money market instruments, but at no time will the Fund's investments in bank obligations, including time deposits, exceed 25% of its assets. See "Certain Additional Investors and Investment Strategies" below.

FOREIGN SECURITIES

     The Fund may invest in both United States and foreign debt and equity securities, including securities of emerging market issuers. The Fund may invest up to 65% of its assets in any country when consistent with the Fund's investment policies, including, where applicable, its credit quality standards. Investing in foreign and emerging market securities involves considerations and certain risks not typically associated with investing in United States securities. See "Risk Factors."

                                       _______

     In many instances, the Investment Adviser will rely on ratings of debt securities and preferred stock in making its investment decisions. See the Statement of Additional Information for a description of the rating policies of Moody's and S&P. In analyzing unrated debt securities or preferred stock, the Investment Adviser may consider the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. The Investment Adviser may also consider relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

CERTAIN ADDITIONAL INVESTMENTS AND INVESTMENT STRATEGIES

     The Fund may also make certain additional investments and employ certain other investment strategies and techniques as set forth below:

    LEVERAGE THROUGH BORROWING. The Fund may borrow for investment purposes up to 33 1/3% of the value of its total assets. This borrowing, which is known as leveraging, generally will be unsecured, except to the extent the Fund enters into reverse repurchase agreements described below. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

    Among the forms of borrowing in which the Fund may engage is the entry into reverse repurchase agreements with banks, brokers or dealers. These transactions involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal, plus accrued interest.

    SHORT SELLING. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates.

    The Fund may purchase call options to provide a hedge against an increase in the price of a security sold short by the Fund. When the Fund purchases a call option it has to pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. See "Call and Put Options on Specific Securities" below.

    No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Fund's net assets. The Fund may not sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 5% of the outstanding securities of that class.

    In addition to the short sales discussed above, the Fund may make short sales "against the box," a transaction in which the Fund enters into a short sale of a security which the Fund owns. The Fund at no time will have more than 15% of the value of its net assets in deposits on short sales against the box.

    DERIVATIVES TRANSACTIONS -- OPTIONS, FUTURES AND CURRENCIES. The Fund is authorized to use certain investment strategies commonly referred to as derivatives, such as trading in options, futures and foreign currencies. The Fund may write covered put and call options on securities and stock indices and purchase put and call options on securities and stock indices for speculative purposes or for the purpose of hedging its portfolio. In addition, through the writing of covered options and the purchase of options and the purchase and sale of stock index futures contracts, interest rate futures contracts and options thereon, the Fund at times may speculate or seek to hedge against either a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase, PROVIDED that with respect to all futures contracts traded by the Fund, the Fund will establish a segregated account consisting of cash or cash equivalents in an amount equal to the total market value of such futures contracts less the amount of initial margin on deposit for such contracts. The Fund may also purchase put and call options and write covered put and call options on foreign currencies and enter into exchange-traded contracts for the purchase and sale for future delivery of foreign currencies for speculative purposes or to hedge against declines in the dollar value of foreign portfolio securities and against increases in the dollar value of foreign securities to be acquired. The Fund is not a commodity pool and all futures and related options transactions engaged in by the Fund will constitute bona fide hedging or other permissible transactions in accordance with the Commodity Exchange Act, as amended, and the rules and regulations promulgated

                                                                              13
by the Commodity Futures Trading Commission; PROVIDED, HOWEVER, that the Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and option would not exceed 5% of the liquidation value of the Fund's portfolio; PROVIDED FURTHER, that in case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Because the 5% limitation applies only at the time the Fund enters into a futures contract or option thereon, the value of futures contracts and options thereon may be significantly more or less than 5% of the value of the Fund's portfolio. The Fund may also enter into forward foreign currency exchange contracts ("forward contracts") for speculative purposes or to attempt to minimize the risk to the Fund from adverse changes in the relationship between the United States dollar and foreign currencies. In addition, the Fund may engage in cross-hedging transactions with respect to forward contracts whereby, for example, if the Fund believes that a foreign currency may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of the foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

    The Fund will not invest more than 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Fund may not write (I.E., sell) covered call and put option contracts in excess of 20% of the value of its net assets at the time such option contracts are written.

     The value of a derivative instrument depends largely upon price movements in the securities or other instruments upon which it is based. Therefore, many of the risks applicable to trading the underlying securities or other instruments are also applicable to derivatives trading. However, there are a number of other risks associated with derivatives trading, including the risk that derivatives often fluctuate in value more than the securities or other instruments upon which they are based. Relatively small changes in the value of the underlying securities or instruments may have significantly larger effects on the value of derivatives held by the Fund. Derivatives may entail the risk of loss of the entire amount invested or, in certain cases, losses in excess of the amount invested. A derivative utilized for hedging purposes may limit the amount of potential gain on the related transaction or may result in greater losses than if the derivative had not been used. The Fund generally expects that its options and futures transactions will be conducted on recognized securities and commodities exchanges. In certain instances, however, the Fund may purchase and sell stock options in the over-the-counter market. The Fund's ability to terminate stock option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. The staff of the Securities and Exchange Commission generally considers over-the-counter options to be illiquid. There can be no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The use of options and futures for hedging purposes involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of the hedge. Expenses and losses incurred as a result of derivatives strategies will reduce the Fund's current return. The use of derivatives for speculative purposes involves a variety of risks, including the risk of an increased volatility that may potentially increase losses. For a further discussion of options, futures and currency transactions, including certain additional risks associated therewith, see "Additional Information Concerning Portfolio Activities -- Options, Futures and Currency Transactions" in the Fund's Statement of Additional Information. Certain provisions of the Code may limit the ability of the Fund to quickly liquidate options, futures and currency positions in which significant unrealized gains have developed when the Investment Adviser deems it appropriate to realize the gains. For a discussion of certain tax implications associated with such investment techniques, see "Additional Information Concerning Taxes -- General; -- Option and Futures Transactions; and -- Special Rules for Certain Foreign Currency Transactions" in the Statement of Additional Information.

    FUTURE DEVELOPMENTS. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its prospectus or statement of additional information.

    LENDING PORTFOLIO SECURITIES. From time to time, the Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33 1/3% of the value of the Fund's total assets. In connection with such loans, the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund can increase its income through the investment of such collateral. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

    FORWARD COMMITMENTS. The Fund may purchase securities on a when-issued or forward commitment basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a when-issued security are fixed at the time the Fund enters into the commitment. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a when-issued or forward commitment basis prior to its stated delivery date.

    Securities purchased on a when-issued or forward commitment basis and certain other securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way, I.E., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of the Fund consisting of cash, cash equivalents or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the when-issued or forward commitments will be established and maintained at the Fund's custodian bank. Purchasing securities on a when-issued or forward commitment basis when the Fund is fully or almost fully invested may result in greater potential fluctuations in the value of the Fund's net assets and its net asset value per share.

    SECURITIES OF EMERGING MARKETS ISSUERS. Emerging markets will include any countries (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low to middle-income economies according to the World Bank; or (iii) listed in World Bank publications as developing. Currently, the countries not included in these categories are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States. Issuers whose principal activities are in countries with emerging markets include issuers: (1) organized under the laws of, (2) whose securities have their primary trading market in, (3) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or (4) having at least 50% of their assets located in, a country with an emerging market.

    In emerging markets, the Fund may purchase debt securities issued or guaranteed by foreign governments, including participations in loans between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by foreign governments ("Sovereign Debt Obligations"). These include Brady Bonds, Structured Securities and Loan Participations and Assignments (as defined below).

    BRADY BONDS AND EMERGING MARKET GOVERNMENTAL OBLIGATIONS. The Fund may invest in emerging market governmental debt obligations commonly referred to as "Brady Bonds." Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the "Brady Plan," an initiative announced by former U.S.

Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. Investors should recognize that Brady Bonds have only been issued relatively recently, and accordingly do not have a long payment history. Brady Bonds issued to date have traded at a deep discount from their face value. In addition to Brady Bonds, the Fund may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan. A substantial portion of the Brady Bonds and other similar obligations in which the Fund invests are likely to be acquired at a discount, which involves certain considerations discussed below under "Certain Additional Investments and Investment Strategies -- Zero Coupon Securities and Discount Obligations." For a further discussion of Brady Bonds, see "Additional Information Concerning Portfolio Activities -- Brady Bonds" in the Statement of Additional Information.

    LOAN PARTICIPATIONS AND ASSIGNMENTS. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions ("Lenders"). The Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The government that is the borrower on the Loan will be considered by the Fund to be the issuer of a Participations or Assignment. The Fund's investment in Participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participations. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participations. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participations, but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participations may be delayed and the assignability of the Participations impaired. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher (I.E., Baa/BBB or higher).

    U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law. The Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

    STRIPPED MORTGAGE-BACKED SECURITIES. The Fund may invest up to 10% of its total assets in stripped mortgage-backed securities ("SMBS"), all of which will be issued or guaranteed by the United States Government, its agencies or instrumentalities. SMBS are derivative multiclass securities that indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal payments on an underlying pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest ("IO" or interest-only class) and the other class receiving all of the principal ("PO" or principal-only class). SMBS may be highly sensitive to changes in prepayment and interest rates, and under certain interest rate or prepayment rate scenarios the Fund may fail to recoup fully its investment in these securities even if the securities are of the highest credit quality. Furthermore, the yield to maturity on these securities may be adversely affected.

    DEPOSITARY RECEIPTS. American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other types of depositary receipts (which, together with ADRs, GDRs and EDRs, are collectively referred to as "Depositary Receipts") evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation that have been deposited with a depositary or custodian bank. The Fund treats Depositary Receipts as interests in the underlying securities for purposes of its investment policies. While Depositary Receipts may not necessarily be denominated in the same currency as the securities into which they may be converted, they entail certain of the risks associated with investments in foreign securities. The Fund will limit its investment in Depositary Receipts not sponsored by the issuer of the underlying securities to no more than 5% of the value of its net assets (at the time of the investment). A purchaser of unsponsored Depositary Receipts may not have unlimited voting rights and may not receive as much information about the issuer of the underlying security as with sponsored Depositary Receipts.

    STRUCTURED INVESTMENTS. The Fund may invest in Structured Investments, which are securities issued solely for the purpose of restructuring the investment characteristics of other securities, such as commercial bank loans or Brady Bonds. Structured Investment products may involve special risks, including substantial volatility in their market values and potential illiquidity. The Fund is permitted to invest in a class of Structured Investments which is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the Fund's purchase of subordinated Structured Investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be a borrowing by the Fund for purposes of the Fund's fundamental investment restriction on borrowing.

    ZERO COUPON SECURITIES AND DISCOUNT OBLIGATIONS. The Fund may invest in zero coupon U.S. Treasury securities, which are treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The Fund also may invest in zero coupon securities issued by financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. In addition, as indicated above, certain of the Fund's emerging market governmental debt securities may be acquired at a discount ("Discount Obligations"). Zero coupon securities and Discount Obligations involve special risk considerations and tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities.

    Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. For a further discussion of these investments, including certain additional risks associated therewith, see "Additional Information Concerning Portfolio Activities -- Zero Coupon Securities and Discount Obligations" in the Statement of Additional Information.

    CONVERTIBLE SECURITIES. A convertible security is a fixed-income security that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock, and therefore, also will react to variations


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                                                                              17

in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

    As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate.

    Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

    OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment funds to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its total assets in shares of other investment funds and up to 5% of its total assets in any one investment fund, provided that the investment does not represent more than 3% of the voting stock of the acquired investment fund. By investing in another investment fund, the Fund bears a ratable share of the investment fund's expenses, as well as continuing to bear the Fund's advisory and administrative fees with respect to the amount of the investment.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements only with member banks of the Federal Reserve System and primary dealers in United States Government securities and only with respect to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. Repurchase agreements are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Sub-Investment Adviser will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by the Fund.

    BANK OBLIGATIONS. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

    Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

    Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These and other short-term instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

    COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

    ILLIQUID OR RESTRICTED SECURITIES. The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. Investments in securities which are "restricted" may involve added expense to the Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. The Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (such as "restricted securities" which are illiquid, and securities that are not readily marketable) if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested. As more fully described in the Fund's Statement of Additional Information, the Fund may purchase certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers as contemplated by recently adopted Rule 144A under the Securities Act of 1933. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation described above. Rule 144A is a relatively recent development and there is no assurance that a liquid market in Rule 144A securities will develop or be maintained. The Directors of the Fund will be responsible for monitoring the liquidity of Rule 144A securities and the selection by the Investment Adviser of such securities.

                               INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which, together with the fundamental investment restrictions described in the Statement of Additional Information, may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities, as defined under "Capital Stock" in the Statement of Additional Information. The Fund may not:

         (i) borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33 % of the value of the Fund's total assets. (For purposes of this investment restriction, the entry into options futures contracts, including those related to indices, and options on futures contracts or indices shall not constitute borrowing.);

        (ii) pledge, mortgage and hypothecate its assets, other than to secure permitted borrowings. (The deposit of assets in escrow in connection with portfolio transactions is not deemed to be a pledge or hypothecation for this purpose);

       (iii) invest more than 5% of its total assets in the obligations of any issuer, except that up to 25% of the value of the Fund's total assets may be invested, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities may be purchased, without regard to any such limitation; and

             (iv) invest more than 25% of its total assets in any one industry. (Securities issued or guaranteed by the United States Government, its agencies or instrumentalities are not considered to represent industries).

If a percentage restriction set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changes in value or in the number of outstanding securities of an issuer will not be considered a violation.

                                     RISK FACTORS

    There is no assurance that the Fund will achieve its investment objective, and investment in the Fund should not be considered a complete investment program. Investors should note that the Fund has the ability to invest in a wide range of securities and instruments, and the Investment Adviser may substantially change the composition of the Fund's investment portfolio from time to time.

     CERTAIN INVESTMENT TECHNIQUES. The use of investment techniques such as short-selling, engaging in financial futures and options and currency transactions, leverage through borrowing, purchasing securities on a forward commitment basis and lending portfolio securities and the purchase of foreign securities involves greater risk than that incurred by many other funds with a similar objective. These risks are described above under "Investment Techniques" and "Certain Portfolio Securities." In addition, using these techniques may produce higher than normal portfolio turnover and may affect the degree to which the Fund's net asset value fluctuates. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. See "Additional Information Concerning Taxes" in the Statement of Additional Information.

    The Fund's ability to engage in certain short-term transactions may be limited by the requirement that, to qualify as regulated investment company, it must earn less than 30% if its gross income from the disposition of securities held for less than three months. This 30% test limits the extent to which the Fund may sell securities held for less than three months, effect short sales of securities held for less than three months, write options expiring in less than three months and invest in certain futures contracts, among other strategies. However, portfolio turnover will not otherwise be a limiting factor in making investment decisions.

    INVESTING IN FOREIGN SECURITIES. In making foreign investments, the Fund will give appropriate consideration to the following factors, among others:

    Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. The issuers of some of these securities, such as foreign bank obligations, may be subject to less stringent or different regulation than are U.S. issuers. In addition, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.

    Many countries providing investment opportunities for the Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries.

    Because stock certificates and other evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. Custodial expenses for a portfolio of non-U.S. securities generally are higher than for a portfolio of U.S. securities.

    By investing in foreign securities, the Fund will be exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.


    No established secondary markets may exist for many of foreign securities in which the Fund may invest. Reduced secondary market liquidity may have an adverse effect on the market price and the Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain foreign securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many foreign securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

    Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Some currency exchange costs may be incurred when the Fund changes investments from one country to another.

    Furthermore, some of these securities may be subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by the Fund will reduce its net income available for distribution to shareholders.

    FOREIGN CURRENCY EXCHANGE. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the U.S. or abroad.

    The foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading in currencies occurs on an exchange. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

    FOREIGN COMMODITY TRANSACTIONS. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.

    LOWER RATED SECURITIES. You should carefully consider the relative risks of investing in the higher yielding (and, therefore, higher risk) debt securities in which the Fund may invest without limitation when management believes that such securities offer opportunities for capital growth. Management's decision to invest in these securities is not subject to shareholder approval. These are securities such as those rated Ba by Moody's or BB by S&P or as low as the lowest rating assigned by Moody's or S&P. They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Obligations rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Obligations rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment. Obligations rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Obligations rated D by S&P are in default and the payment of interest and/or repayment of principal is in arrears. Such obligations, though high yielding, are characterized by great risk. See "Description of Bond and Commercial Paper Ratings" in the Statement of Additional Information for a general description of Moody's and S&P securities ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, the Advisers also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Fund's ability to achieve its investment objective may be more dependent on the Advisers' credit analysis than might be the case for a fund that invested in higher rated securities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.

    The market price and yield of debt securities rated Ba or lower by Moody's and BB or lower by S&P are more volatile than those of higher rated securities. Factors adversely affecting the market price and yield of these securities will adversely affect the Fund's net asset value. In addition, the retail secondary market for these securities may be less liquid than that of higher rated securities; adverse market conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund's net asset value.

    The market values of certain lower rated debt securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher rated securities. Companies that issue such securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities.

    The Fund may invest in lower rated zero coupon securities and pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds), which involve special considerations. These securities may be subject to greater fluctuations in value due to changes in interest rates than interest-bearing securities and thus may be considered more speculative than comparably rated interest-bearing securities. See "Investment Objective and Policies."

     DERIVATIVES. The Fund utilizes certain investment strategies commonly referred to as derivatives, such as trading in futures, options and foreign currencies, for speculative purposes (I.E. to seek to generate additional income or gains) and/or to hedge against either a decline in the value of certain securities owned by the Fund or an increase in the price of securities which the Fund plans to purchase. Derivatives often fluctuate in value more than the securities or other instruments on which they are based, and relatively small changes in the value of the underlying securities or instruments may have significantly larger effects on the value of derivatives held by the Fund. Derivatives may entail the risk of loss of the entire amount invested or, in certain cases, losses in excess of the amount invested. A derivative utilized for hedging purposes may limit the amount of potential gain on the related transaction or may result in greater losses than if the derivative had not been used.

     In addition to instruments described above, the Fund may invest in a wide range of equity securities as well as participations and assignments, stripped mortgage-backed securities, structured investments and illiquid or restricted securities, and may lend portfolio securities and enter into repurchase agreements, each of which involves certain additional risks. For a more complete discussion of the risks associated with an investment in the Fund, see "Investment Objective and Policies."

    OTHER INVESTMENT CONSIDERATIONS. The Fund's net asset value is not fixed and should be expected to fluctuate. You should purchase Fund shares only as a supplement to an overall investment program and only if you are willing to undertake the risks involved.

    For the portion of the Fund's portfolio invested in equity securities, investors should be aware that equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and that fluctuations can be pronounced. Changes in the value of the Fund's portfolio securities, regardless of whether the securities are equity or debt, will result in changes in the value of a Fund share and thus the Fund's yield and total return to investors.

    For the portion of the Fund's portfolio invested in debt securities, investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. See "Equity and Debt Securities" above.


                               MANAGEMENT ARRANGEMENTS

     The Board of Directors is responsible for the overall management and operation of the Fund. The Fund's officers are responsible for the day-to-day operations of the Fund under the supervision of the Board of Directors.

INVESTMENT ADVISER

     The Fund has engaged Comstock Partners, Inc. (the "Investment Adviser") to provide professional investment management for the Fund. The principals of the firm are Stanley D. Salvigsen and Charles L. Minter. The Investment Adviser was founded in October 1986 and has served as sub-investment adviser to the predecessor, the Dreyfus Capital Value Fund, since April 30, 1987 and to the Dreyfus Variable Investment Fund-Managed Assets Portfolio since May 21, 1990. Both are diversified open-end management companies registered under the 1940 Act with net assets as of December 31, 1995 of approximately $317 million and $24 million, respectively. In addition, the Investment Adviser has served as investment adviser to the Comstock Partners Strategy Fund since that fund's inception in 1988. The Comstock Partners Strategy Fund is a separate portfolio of the Company with assets of $301 million as of December 31, 1995. The Investment Adviser also provides investment advisory services through discretionary accounts having aggregate assets as of December 31, 1995 of approximately $43 million. It is the publisher of the COMSTOCK INVESTMENT STRATEGY REVIEW and the COMSTOCK INVESTMENT STRATEGY COMMENTARY, investment strategy publications furnished to subscribers. The principal address of the Investment Adviser is 10 Exchange Place, Suite 2010, Jersey City, New Jersey 07302-3913.

     Under the terms of an Investment Advisory Agreement between the Company, with respect to the Fund, and the Investment Adviser (the "Investment Advisory Agreement"), the Investment Adviser will have responsibility for investment decisions for, and the day-to-day management of, that portfolio. For its services under such Investment Advisory Agreement, the Investment Adviser will receive an annual fee computed daily and paid monthly at the following annual rate: .40 of 1% of the first $300 million of the Fund's average daily net assets, .45 of 1% of the Fund's average daily net assets between $300 million and $750 million, .50 of 1% of the Fund's average daily net assets between $750 million and $1 billion and .55 of 1% of the Fund's average daily net assets in excess of $1 billion.

     Mr. Salvigsen began his investment career in 1964 at the Value Line Investment Survey. He ultimately became the Managing Editor of the VALUE LINE SPECIAL SITUATION SERVICE, a publication of the Value Line Investment Survey. Mr. Salvigsen was an equity analyst at The Dreyfus Corporation and Oppenheimer & Co., Inc., as well as Cyrus J. Lawrence, Inc., where he served as a vice president and member of the Investment Policy Committee. From 1983 to 1986, Mr. Salvigsen was the Chief Investment Strategist at Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") where he had primary responsibility for formulating the overall investment strategy of the firm. Mr. Minter joined Merrill Lynch in 1966 and in 1970 became a member of its New York Institutional Sales office. From 1976 to 1986, Mr. Minter was Vice President -- Institutional Sales at Merrill Lynch. In that capacity he serviced institutional accounts and supervised portfolios that included commodity and financial futures, options, foreign securities and zero coupon bonds. The Fund's investment portfolio is managed by the Investment Committee of the Investment Adviser, which consists of Messrs. Salvigsen and Minter.

SUB-INVESTMENT ADVISER AND ADMINISTRATOR

     The Investment Adviser has engaged The Dreyfus Corporation to provide sub-investment advisory and administration services. The Dreyfus Corporation (the "Sub-Investment Adviser") will act as the sub-investment adviser to the Fund pursuant to a separate Sub-Investment Advisory and Administration Agreement between the Company, on behalf of the Fund, and The Dreyfus Corporation. Under the Sub-Investment Advisory and Administration Agreement, the Sub-Investment Adviser will manage the short-term cash and cash-equivalent investments of the Fund and provide investment research and other advice regarding the Fund's portfolio. In addition, the Sub-Investment Adviser will provide general advice regarding economic factors and trends and act as administrator to the fund. For its services under the Sub-Investment Advisory and Administration Agreement, the Sub-Investment Adviser will be entitled to receive an annual fee, payable by the Investment Adviser out of its advisory fee, computed daily and paid monthly at the following annual rate: .35 of 1% of the first $300 million of the Fund's average daily net assets, .30 of 1% of the Fund's average daily net assets between $300 million and $750 million, .25 of 1% of the Fund's average daily net assets between $750 million and $1 billion and
 .20 of 1% of the Fund's average daily net assets in excess of $1 billion.

    In addition, the Sub-Investment Adviser, pursuant to the Sub-Investment Advisory and Administration Agreement, has agreed to provide certain administrative services to the Fund, including, among other responsibilities, supplying office facilities, statistical and research data, data processing services, clerical, accounting and bookkeeping services, internal auditing services, internal executive and administrative services, and stationery and office supplies; prepare reports to the Fund's shareholders, tax returns, reports to and filings with the Securities and Exchange Commission and state Blue Sky authorities; calculating the net asset value of the Fund on a daily basis; and, subject to the supervision of the Company's Board of Directors, generally assisting in all aspects of the Fund's operations (except with respect to investment advisory services provided by the Investment Adviser).

    The Sub-Investment Adviser is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). The Sub-Investment Adviser was formed in 1947 and, as of December 31, 1995, managed or administered approximately $81 billion in assets for approximately
1.7 million investor accounts nationwide. The principal address of the Sub-Investment Adviser is 200 Park Avenue, New York, New York 10166.

     Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries (including the Sub-Investment Adviser), Mellon managed more than $209 billion in assets as of September 30, 1995, including approximately $80 billion in proprietary mutual fund assets. As of September 30, 1995, various subsidiaries of Mellon provided non-investment services, such as custodial or administration services, for more than $717 billion in assets including approximately $55 billion in mutual fund assets.

TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN

    Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Sub-Investment Adviser, is located at P.O. Box 9671, Providence, Rhode Island 02940-9671, and serves as the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian.

                               PURCHASE OF FUND SHARES

     The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at One Exchange Place, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.

    Class A shares, Class B shares and Class C shares may be purchased only by clients of certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents"), except that full-time or part-time employees of the Investment Adviser or Sub-Investment

Adviser or any of its affiliates or subsidiaries, directors of the Investment Adviser or Sub-Investment Adviser, Board members of a fund advised by the Investment Adviser or Sub-Investment Adviser, including members of the Company's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.

    Class R shares are offered only to institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity, for qualified or non-qualified employee benefit plans, including pension, profit-sharing, SEP-IRAs and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"). The term "Retirement Plans" does not include IRAs or IRA "Rollover Accounts." Class R shares may be purchased for a Retirement Plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Plan. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

    When purchasing Fund shares, you must specify which Class is being purchased. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.

    Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees which would be in addition to any amounts which might be received under the Service Distribution Plan. You should consult your Service Agent in this regard.

    The Fund reserves the right to reject any purchase order.

     The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum for subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. Subsequent investments in a spousal IRA must be at least $250. The initial investment must be accompanied by the Fund's Account Application. For full-time or part-time employees of the Sub-Investment Adviser, or any of its affiliates or subsidiaries, directors of the Investment Adviser or Sub-Investment Adviser, Board members of a fund advised by the Investment Adviser or Sub-Investment Adviser, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of the Sub-Investment Adviser or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. Full-time employees of the Investment Adviser may purchase Fund shares without regard to minimum initial investment requirements. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

    The Code imposes various limitations on the amount that may be contributed to certain Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.

     You may purchase Fund shares by check or wire, or through the TELETRANSFER Privilege described below. Checks should be made payable to "Comstock Partners Capital Value Fund" or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open new accounts which are mailed should be sent to Comstock Partners Capital Value Fund, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to Comstock Partners Capital Value Fund, P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check.

     Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE TRANSFER AGENT AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call 1-800-554-4611.

     Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. You may request your bank to transmit immediately available funds by wire to The Bank of New York, together with the applicable Class' DDA# as shown below, for purchase of Fund shares in your name:

DDA# 8900119551 Comstock Partners Capital Value Fund/Class A shares; DDA# 8900115181 Comstock Partners Capital Value Fund/Class B shares; DDA# 8900251980 Comstock Partners Capital Value Fund/Class C shares; or DDA# 8900252332 Comstock Partners Capital Value Fund/Class R shares.

The wire must include your Fund account number (for new accounts, please include your Taxpayer Identification Number ("TIN") instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-554-4611 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. Further information about remitting funds in this manner may be obtained from your bank. All payments should be in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. Payments into the account of a corporation, foundation or other organization should not be made by third party check. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.

    Fund shares also may be purchased through the AUTOMATIC Asset Builder, the Government Direct Deposit Privilege and the Payroll Savings Plan described under "Additional Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

     Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."

     The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate initial investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds one million dollars ("Eligible Benefit Plans"). Plan sponsors, administrators or trustees, as applicable, are responsible for notifying the Distributor when the relevant requirement is satisfied. Shares of funds in the Dreyfus Family of Funds then held by such employee benefit plans or programs will be aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.

     Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").

     Fund shares are sold on a continuous basis. Net asset value per share is determined as of 4:15 p.m., New York time, on each business day. Net asset value per share for each Class of the Fund is computed by dividing the value of the Fund's net assets attributable to the Class (I.E., the value of the Fund's assets less liabilities attributable to that Class) by the total number of shares of that Class outstanding. With the exception of certain fees and expenses relating to the Class A, Class B and Class C Service and Distribution Plans and certain other expenses attributable solely to a particular Class, all Fund expenses will be borne on a pro rata basis by each Class on the basis of the relative net assets of the respective Classes. See "The Fund's Expenses" and "Service and Distribution Plans." The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Board of Directors.

     When an order is received by the Transfer Agent by 4:00 p.m., New York time, on any business day, Fund shares will be purchased at the price determined on that day. Otherwise, Fund shares will be purchased at the price determined on the next business day.

     Orders for the purchase of Fund shares received by Service Agents by 4:00 p.m., New York time, on any business day and transmitted to the Transfer Agent by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined as of 4:15 p.m., New York time, on that day. Otherwise, the orders will be based on the next day's determined public offering price. It is the responsibility of each Service Agent to transmit orders so that they will be received by the Transfer Agent before the close of its business day.

CLASS A SHARES

     Class A shares have a public offering price equal to their net asset value per share (see "Determination of Net Asset Value" and "Statement of Assets and Liabilities" in the Fund's Statement of Additional Information) plus a sales load as shown below:




                                                   TOTAL SALES LOAD

                                       AS A % OF      AS A %* OF     DEALERS' REALLOWANCE
                                   OFFERING PRICE   NET ASSET VALUE        AS A % OF
AMOUNT OF TRANSACTION                 PER SHARE        PER SHARE        OFFERING PRICE
---------------------                 ----------        ---------        --------------
Less than $50,000                       4.50             4.70                4.25
$50,000 to less than $100,000           4.00             4.20                3.75
$100,000 to less than $250,000          3.00             3.10                2.75
$250,000 to less than $500,000          2.50             2.60                2.25
$500,000 to less than $1,000,000        2.00             2.00                1.75
$1,000,000 or more                         0                0

___________

*Rounded to the nearest one-hundredth percent


     A CDSC of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within two years after purchase. The terms contained in the section of the Fund's Prospectus entitled "Redemption of Shares" (other than the amount of the CDSC and time periods) are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.

     Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of Fund shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children at net asset value, provided that they have furnished the Distributor with such information it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time employees of the Investment Adviser and full-time or part-time employees of the Sub-Investment Adviser or any of its affiliates or subsidiaries, Board members of a fund advised by the Investment Adviser or Sub-Investment Adviser, including members of the Fund's Board, or the spouse or minor child of any of the foregoing. Class A shares may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

     Class A shares will be offered at net asset value without a sales load to employees participating in Eligible Benefit Plans. Class A shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan (a) met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in funds in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans, or (b) invested all of its assets in certain funds in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans.

     Class A shares may be purchased at net asset value, subject to appropriate documentation through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by the Investment Adviser or the Sub-Investment Adviser or its affiliates. The purchase of Class A shares of the Fund must be made within 60 days of such redemption and the shareholder must have either (i) paid an initial sales charge or a contingent deferred sales charge or (ii) been obligated to pay at any time during the holding period, but did not actually pay on redemption, a deferred sales charge with respect to such redeemed shares.

     Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

     The dealer reallowance may be changed from time to time but will remain the same for all dealers. The Distributor, at its expense, may provide additional promotional incentives to dealers that sell shares of funds which retain the Investment Adviser or the Sub-Investment Adviser as investment adviser or sub-investment adviser and which are sold with a sales load, such as Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.

CLASS B SHARES

     The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described under "Redemption of Shares." At the time of purchase, the Distributor compensates certain Service Agents for selling Class B shares and is reimbursed by the Investment Adviser and/or other parties. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses. The proceeds of the CDSC and certain payments under the Class B and Class C Service and Distribution Plans may be assigned to parties which reimburse these expenses.

CLASS C SHARES

     Class C shares have a public offering price equal to the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A 1% CDSC, however, is imposed on redemptions of Class C shares made within the first year of purchase. See "Redemption of Shares -- Contingent Deferred Sales Charge -- Class C shares." At the time of purchase, the Distributor compensates certain Service Agents for selling Class C shares and is reimbursed by the Investment Adviser and/or other parties. The proceeds of the CDSC and certain payments under the Class B and Class C Service and Distribution Plans may be assigned to parties which reimburse these expenses.

CLASS R SHARES

     The public offering price for Class R shares is the net asset value per share of that class.

RIGHT OF ACCUMULATION -- CLASS A SHARES

     Reduced sales loads apply to any purchase of Class A shares, shares of certain other funds advised by the Sub-Investment Adviser which are sold with a sales load or shares acquired by a previous exchange of shares purchased with a sales load (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined in the Statement of Additional Information, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A shares of the Fund, or of any other Eligible Fund or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of the Fund or an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

     To qualify for reduced sales loads, at the time of a purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

TELETRANSFER Privilege

     You may purchase Fund shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders, although no such fee currently is contemplated.

     If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER purchase of Fund shares by telephoning 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.

                           ADDITIONAL SHAREHOLDER SERVICES

     The services and privileges described under this heading may not be available to clients of certain Service Agents and some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Service Agent in this regard. Because separate accounts are maintained for each Class of shares of the Fund, the services and privileges described under this heading will operate for a given account only with respect to the Class of shares in that account.

EXCHANGE PRIVILEGE

     The Exchange Privilege enables you to purchase, in exchange for Class A, Class B, Class C or Class R shares of the Fund, shares of the same class of certain funds managed or administered by the Sub-Investment Adviser, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by the Sub-Investment Adviser. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "Redemption of Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Auto-Exchange Privilege, the Dividend Sweep and the Automatic Withdrawal Plan. If you desire to use the Exchange Privilege, you should consult your Service Agent or the Distributor to determine if it is available and whether any other conditions are imposed on its use. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND.

     To use the Exchange Privilege, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, by wire or by telephone. If you previously have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. See "Redemption of Shares --Redemption Procedures." Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained from the Distributor. Except in the case of Personal Retirement Plans, the shares being exchanged must have a current value of at least $100; furthermore, in establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. Telephone exchanges may be made only if the appropriate "YES" box has been checked on the Account Application, or a separate signed Shareholder Services Form is on file with the Transfer Agent. Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, TELETRANSFER Privilege, and the dividend/capital gain distribution option (except for Dividend Sweep) selected by the investor.

     Shares will be exchanged at the next determined net asset value, however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or Class C shares at the time of an exchange; however, Class B or Class C shares acquired through an exchange will be subject on redemption to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or Class C shares will be calculated from the date of the initial purchase of the Class B or Class C shares exchanged. If you are exchanging Class A shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of an exchange you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders.

     The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

AUTOMATIC ASSET BUILDER

     AUTOMATIC Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day (or the next business day if such first or fifteenth day is not a business day), or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish an AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form from the Distributor. You may cancel this Privilege or change the amount of purchase at any time by mailing written notification to Comstock Partners Capital Value Fund,
P.O. Box 6527, Providence, Rhode Island 02940-6527, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian,
P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee, although no such fee currently is contemplated.

GOVERNMENT DIRECT DEPOSIT PRIVILEGE

     Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in the Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.

PAYROLL SAVINGS PLANS

     The Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to Comstock Partners Capital Value Fund, P.O. Box 9671,
Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, the Investment Adviser, the Sub-Investment Adviser, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

DIVIDEND OPTIONS

     The Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of the same Class of another fund advised or administered by the Sub-Investment Adviser of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in Class A shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund or class that charges a CDSC, the shares purchased will be subject on redemption to the CDSC, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. The Dividend ACH permits you to transfer electronically on the payment date dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.

     For more information concerning these privileges, or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to Comstock Partners Capital Value Fund, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for the Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for the Dividend Sweep.

AUTOMATIC WITHDRAWAL PLAN

     The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Particular Retirement Plans, including Dreyfus sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. There is a service charge of 50 cents for each withdrawal check. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which stock certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Class B or Class C shares withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable. Any correspondence with respect to the Automatic Withdrawal Plan should be addressed to Comstock Partners Capital Value Fund, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427.

RETIREMENT PLANS

     The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services are also available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

LETTER OF INTENT -- CLASS A SHARES

     By signing a Letter of Intent form available from the Distributor by calling 1-800-645-6561, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and under the conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

     The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent.


                              REDEMPTION OF SHARES

GENERAL

     You may request redemption of your Fund shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value for the Class being redeemed. If you hold shares of more than one Class, any redemption request must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

     The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed. Service Agents may charge their clients a nominal fee for effecting redemptions of Fund shares. It is the responsibility of each Service Agent to transmit redemption orders to the Transfer Agent. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending on the then-current net asset value of the Class being redeemed.

     Distributions from qualified Retirement Plans IRAs (including IRA "Rollover Accounts") and certain non-qualified deferred compensation plans, except distributions representing returns of non-deductible contributions to the Retirement Plan or IRA, generally are taxable income to the participant. Distributions from such a Retirement Plan or IRA to a participant prior to the time the participant reaches age 59-1/2 or becomes permanently disabled may subject the participant to an additional 10% penalty tax imposed by the IRS. Participants should consult their tax advisers concerning the timing and consequences of distributions from a Retirement Plan or IRA. Participants in qualified Retirement Plans will receive a disclosure statement describing the consequences of a distribution from such a Plan from the administrator, trustee or custodian of the Plan, before receiving the distribution. The Fund will not report to the IRS redemptions of Fund shares by qualified Retirement Plans, IRAs or certain non-qualified deferred compensation plans. The administrator, trustee or custodian of such Retirement Plans and IRAs will be responsible for reporting distributions from such Plans and IRAs to the IRS.

     The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE TELETRANSFER PRIVILEGE OR THROUGH THE AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN

REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, THE TELETRANSFER PURCHASE OR THE AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL REJECT REQUESTS TO REDEEM SHARES PURSUANT TO THE TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE TELETRANSFER PURCHASE OR THE AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

     The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.

CONTINGENT DEFERRED SALES CHARGE
-- CLASS B SHARES

     A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares of the Fund held by you at the time of redemption.

     If the aggregate value of the Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

     In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month. The following table sets forth the rates of the CDSC:

                                            CDSC AS A % OF
                                                AMOUNT
                                             INVESTED OR
               YEAR SINCE PURCHASE           REDEMPTION
               PAYMENT WAS MADE                PROCEEDS
               --------------------------  ---------------
               First.....................        4.00
               Second....................        4.00
               Third.....................        3.00
               Fourth....................        3.00
               Fifth.....................        2.00
               Sixth.....................        1.00

    In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years; then of amounts representing the cost of shares purchased six years prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period.

    For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 5 additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

CONTINGENT DEFERRED SALES CHARGE
-- CLASS C SHARES

    A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge -- Class B Shares" above.

WAIVER OF CDSC

     The CDSC applicable to Class B and Class C shares may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Eligible Benefit Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise and (d) a distribution following retirement under a tax-deferred retirement plan or attaining age 70-1/2 in the case of an IRA or Keogh plan or custodial account pursuant to section 403(b) of the Code. If the Fund's Board determines to discontinue the waiver of the CDSC, the disclosure in the Fund's prospectus will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's prospectus at the time of the purchase of such shares.

    To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

REDEMPTION PROCEDURES

     You may redeem shares by using the regular redemption procedure through the Transfer Agent, the Wire Redemption Privilege, the Telephone Redemption Privilege or the TELETRANSFER Privilege. Other redemption procedures may be in effect for investors who effect transactions in Fund shares through Service Agents. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.

     In addition, the Distributor will accept orders from dealers with which it has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by the dealer prior to 4:15 p.m., New York time, on a business day and transmitted to the Distributor prior to the close of its business day (normally 5:15 p.m., New York time) are effected at the price determined as of 4:15 p.m., New York time, on that day. Otherwise, the shares will be redeemed at the next determined net asset value of the Class being redeemed. It is the responsibility of the dealer to transmit orders on a timely basis. The dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

     You may redeem or exchange Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption or exchange privilege, you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

     During time of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption or telephone exchange had been used. During the delay, the Fund's net asset value may fluctuate.

REGULAR REDEMPTION

     Under the regular redemption procedure, you may redeem Fund shares by written request mailed to Comstock Partners Capital Value Fund, P.O. Box 6527, Providence Rhode Island 02940-6527. Redemption requests for Dreyfus retirement plan accounts should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call 1-800-645-6561.

     Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Signature Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call 1-800-645-6561.

     Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.

WIRE REDEMPTION PRIVILEGE

     You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. To establish the Wire Redemption Privilege, you must check the appropriate box and supply the necessary information on the Fund's Account Application or file a Shareholder Services Form with the Transfer Agent. You may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of only up to $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Fund reserves the right to refuse any redemption request, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. The Fund's Statement of Additional Information sets forth instructions for transmitting redemption requests by wire. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.

TELEPHONE REDEMPTION PRIVILEGE

     You may redeem Fund shares (maximum $150,000 per day) by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The redemption proceeds will be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 1-516-794-5452. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of telephone redemption requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Fund. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.

TELETRANSFER PRIVILEGE

     You may redeem Fund shares (minimum $500) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only such an account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the TELETRANSFER Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders, although no such fee currently is contemplated.

     If you have selected the TELETRANSFER Privilege, you may request a TELETRANSFER redemption by telephoning 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares issued in certificate form, are not eligible for this Privilege.

REINSTATEMENT PRIVILEGE

     You may reinvest in up to the number of shares you have redeemed, within 30 days of redemption of Class A shares, at their then-prevailing net asset value without a sales load. The Reinstatement Privilege may be exercised only once.

     Any gain recognized on a redemption is taxable despite reinvestment in the Fund pursuant to this Privilege. Any loss realized as a result of such a redemption may not be allowed as a deduction for federal income tax purposes, but may be applied, depending on the amount reinvested, to adjust the cost basis of the shares acquired upon reinvestment. In addition, if the shares redeemed had been acquired within the 90 days preceding the redemption, the amount of any gain or loss on the redemption may have to be computed without regard to any sales charges incurred on the original purchase of the redeemed shares (except to the extent those sales charges exceed the sales charges waived in connection with the reinvestment). In such a case, the sales charges (or portion thereof) not taken into account with respect to the original purchase are treated as having been paid in connection with the reinvestment in the Fund's Class A shares.

                            SERVICE AND DISTRIBUTION PLANS

     Class A, B and C shares are subject to Class A, B and C Service and Distribution Plans adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"). Potential investors should read this Prospectus in light of the terms governing the Agreement between their Service Agents and the Distributor. A Service Agent entitled to receive compensation for selling and servicing the Fund's shares may receive different levels of compensation with respect to different Classes of shares.

SERVICE AND DISTRIBUTION PLAN -- CLASS A SHARES

     Under the Class A Service and Distribution Plan, the Fund, at the expense of the Class A shares, (a) reimburses the Distributor for payments to certain Service Agents for distributing the Fund's Class A shares and servicing shareholder accounts, and (b) pays the Sub-Investment Adviser, Dreyfus Service Corporation and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Class A shares and for shareholder servicing activities, at an aggregate annual rate of .25 of 1% of the value of the average daily net assets of Class A. Each of the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's Class A shares owned by shareholders for whom the Service Agent provides shareholder services or for whom the Service Agent is the dealer or holder of record. Each of the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents under the Class A Service and Distribution Plan and the basis on which such payments are made. The Class A Service and Distribution Plan also provides that the Investment Adviser and the Sub-Investment Adviser may pay Service Agents out of their investment advisory fees, their past profits or any other source available to them. From time to time, the Distributor and/or Dreyfus may defer or waive receipt of fees under the Class A Service and Distribution Plan while retaining the ability to be paid under the Class A Service and Distribution Plan thereafter. The foregoing fees payable under the Class A Service and Distribution Plan are payable without regard to actual expenses incurred.

SERVICE AND DISTRIBUTION PLANS -- CLASS B AND CLASS C SHARES

     Under the Class B and Class C Service and Distribution Plans, the Fund, at the expense of the Class B and Class C shares, (a) pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C, and
(b) pays the Distributor for the provision of certain services to the holders of Class B and Class C shares a fee at the annual rate of .25 of 1% of the value of the average daily net assets of Class B and Class C. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and providing services related to the maintenance of such shareholder accounts. The Distributor may pay one or more Service Agents a fee in respect of distribution and other services for Class B and Class C shares. The Distributor determines the amounts, if any, to be paid to Service Agents under the Class B and Class C Service and Distribution Plans and the basis on which such payments are made. The Class B and Class C Service and Distribution Plans also provides that the Investment Adviser and the Sub-Investment Adviser may pay Service Agents out of their investment advisory fees, their past profits or any other source available to them. From time to time the Distributor and/or Dreyfus may defer or waive receipt of fees under the Class B and Class C Service and Distribution Plans while retaining the ability to be paid under the Class B and Class C Service and Distribution Plans thereafter. The foregoing fees payable under the Class B and Class C Service and Distribution Plans are payable without regard to actual expenses incurred.

GENERAL

     Banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit banks generally from issuing, underwriting, selling or distributing securities. Accordingly, banks will be engaged to act as Service Agents only to perform administrative and shareholder servicing functions. The Fund believes that banks, subject to banking laws and regulations, may perform such administrative and shareholder servicing functions without violation of such banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could require banks to discontinue providing such administrative and shareholder servicing functions. If banks were required to discontinue providing all or a part of such functions, their customers would be permitted to remain the beneficial owners of Fund shares and alternative means for continuing the servicing of such customers would be sought. The Fund does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

     In addition, state securities laws on this issue may differ from interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state laws.

                          DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

    The Fund ordinarily pays dividends from net investment income and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive dividends and distributions in cash or to reinvest in additional shares of the same class at net asset value without a sales load. Dividends and distributions paid in cash to Retirement Plans, however, may be subject to additional tax as described below. All expenses are accrued daily and are deducted before the declaration of dividends. Dividends paid by each Class will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by such Class. Class B and Class C shares will receive lower per share dividends than Class A shares which will receive lower per share dividends than Class R shares because of the higher expenses borne by the relevant Class. See "Fee Table."

     Dividends paid by each Class will be calculated at the same time and in the same manner and will be in the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by that Class. Class C shares will receive lower per share dividends than Class A shares because of the higher expenses borne by the Class C shares. See "The Fund's Expenses" and "Service and Distribution Plans."


TAXES -- GENERAL

     The Fund intends to qualify to be treated as an investment company under subchapter M of the Code, and intends to continue to so qualify. If it so qualifies, the Fund will not be subject to federal income taxes on its net investment income (I.E., its investment company taxable income, as that term is defined in the Code, determined without regard for the deduction for dividends paid) and net capital gain (I.E., the excess of the Fund's net long-term capital gain over its net short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes at least 90% of its net investment income for such taxable year. The Fund will, however, be subject to a nondeductible 4% excise tax on the excess, if any, of certain required distributions of ordinary income and net realized capital gains over amounts distributed or deemed distributed by the Fund by the end of each calendar year. To the extent possible, the Fund intends to structure its distributions to avoid liability for this excise tax.

DISTRIBUTIONS

     Dividends paid by the Fund from its net investment income will be taxable to shareholders as ordinary income, whether received in cash or in additional shares. Distributions of net capital gain that are designated by the Fund as "capital gain dividends," will be taxable to shareholders as long-term capital gain, whether received in cash or in additional shares, regardless of the length of time the shareholder has owned Fund shares. The maximum federal income tax rate imposed on individuals with respect to long-term capital gains is generally limited to 28%, whereas the maximum federal income tax rate imposed on individuals with respect to ordinary income (and on short-term capital gains, which are taxed at the same rates as ordinary income) is 39.6%. With respect to corporate taxpayers, long-term capital gains are taxed at the same federal income tax rates as ordinary income and short-term capital gains. If a shareholder receives a capital gain dividend with respect to shares held for six months or less, however, any loss on a subsequent sale or exchange of such shares will be treated as a long-term capital loss to the extent of such capital gain dividend.

    Investors should note that under H.R. 2491, as passed by Congress and vetoed by President Clinton, individual taxpayers would have been permitted a 50 percent deduction for any capital gains that they recognized, and corporations would have been taxed at a 28 percent rate on capital gains, in lieu of the regular corporate rate. The provisions generally were to have retroactive effect to January 1, 1995. It is unclear whether similar legislation will be included as part of the 1996 budget compromise and, if so, what the effective date will be.

    Dividends paid by the Fund to qualified Retirement Plans, IRAs (including IRA "Rollover Accounts") or certain non-qualified deferred compensation plans ordinarily will not be subject to taxation until the proceeds are distributed from the Retirement Plan. The Fund will not report dividends paid to such Plans and IRAs to the IRS. Generally, distributions from such Retirement Plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 59-1/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from such a Retirement Plan (other than certain governmental or church plans) or IRA for any taxable year following the year in which the participant reaches age 70-1/2 is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a Retirement Plan or IRA will be responsible for reporting distributions from such Plans and IRAs to the IRS. Participants in qualified Retirement Plans will receive a disclosure statement describing the consequences of a distribution from such a Plan from the administrator, trustee or custodian of the Plan prior to receiving the distribution. Moreover, certain contributions to a qualified Retirement Plan or IRA in excess of the amounts permitted by law may be subject to an excise tax.

     Shareholders will be notified annually as to the federal tax status of dividends and distributions from the Fund. Because it is expected that only a small portion of the Fund's net investment income will arise from dividends on common or preferred stock of domestic corporations, no significant portion of distributions by the Fund, whether from net investment income or net capital gain, is expected to be eligible for the dividends received deduction allowed to corporations under the Code.

     Dividends declared in October, November or December of any year, payable to shareholders of record as of a specified date in such a month, will be deemed to have been received by the shareholders and paid by the Fund no later than December 31, provided such dividends are paid during January of the following year.

     Shareholders should consider the tax implications of buying shares of the Fund prior to a dividend or distribution by the Fund. The price of shares purchased at the time may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution may have the effect of reducing the net asset value of shares below a shareholder's cost and thus would be a return on investment in an economic sense, but nevertheless it will be taxable to the shareholder.

SALE OF SHARES

     A shareholder may realize a taxable gain or loss on the sale of shares in the Fund depending on his or her basis in the shares for federal income tax purposes. If the shares are capital assets in the shareholder's hands the gain or loss will be treated as a capital gain or loss and will be long-term or short-term, depending on the shareholder's holding period for the shares. As a general rule, a shareholder's gain or loss will be long-term capital gain or loss if the shares have been held for more than one year and a short-term capital gain or loss if the shares have been held for one year or less. If a shareholder sells or otherwise disposes of a share of the Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

FOREIGN SHAREHOLDERS

     Dividends paid by the Fund from net investment income to a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax and any foreign taxes.

BACKUP WITHHOLDING

     The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends, distributions from net realized securities gains, and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends, distributions from net realized securities gains and redemption proceeds if (i) the payee fails to furnish the Fund with the payee's correct taxpayer identification number (E.G., an individual's social security number), (ii) the IRS notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be credited against such shareholder's federal income tax liability.

OTHER TAXATION

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the treasury regulations promulgated thereunder. The Code and the treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

     Dividends from net investment income and capital gain dividends may also be subject to state, local and foreign taxes.

     Descriptions of tax consequences set forth in this Prospectus and in the Statement of Additional Information are intended to be a general guide. Investors should consult their own tax advisers regarding specific questions as to the federal, state, local and foreign tax consequences of ownership of shares of the Fund.

                      CERTAIN INFORMATION REGARDING PERFORMANCE

     Advertisements and communications to shareholders may contain various measures of the Fund's performance, including various expressions of total return and current distribution rate. They may occasionally cite statistics to reflect its volatility or risk. Performance for each Class may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable service and distribution fees. As a result, at any given time, the performance of Class B and Class C should be expected to be lower than that of Class A and the performance of Class A, Class B and Class C should be expected to be lower than that of Class R. Performance for each Class will be calculated separately.

    Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time during which the Fund has operated.

    Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value (or maximum offering price in the case of Class A) per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return also may be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. Calculations based on the net asset value per share do not reflect the deduction of the applicable sales charge on Class A shares, which, if reflected, would reduce the performance quoted.

    Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

                                   NET ASSET VALUE

     The net asset value of a share of each Class for the purpose of pricing purchase orders and redemption orders is determined as of 15 minutes after the close of business on the New York Stock Exchange (generally 4:00 p.m., New York time) on each business day by dividing the value of the Fund's assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. With the exception of certain fees and expenses borne pursuant to the Class A, B and C Service and Distribution Plans and certain other expenses attributable solely to a particular Class, all Fund expenses will be borne on a pro rata basis by each Class on the basis of the relative net assets of the respective Classes. See "The Fund's Expenses" and "Service and Distribution Plans." As used in this Prospectus, the term "business day" refers to those days when the Investment Adviser, the Administrator, the Transfer Agent and the New York Stock Exchange are all open for business, which is Monday through Friday except for holidays.

                            ORGANIZATION AND CAPITAL STOCK

     The Company was incorporated in Maryland on March 14, 1988 under the name "Comstock Partners Strategy Fund, Inc." The Company originally commenced operations in May of 1988 as a closed-end investment company. The Company converted to an open-end investment company effective as of August 1, 1991.

    On February 8, 1996, (i) the Company changed its name to Comstock
Partners Funds, Inc., (ii) Comstock Partners Strategy Fund, the Company's existing portfolio, became a separate portfolio of the Company and (iii) the Fund was organized as a new portfolio of the Company. The Company has entered into an agreement with the Dreyfus Capital Value Fund, pursuant to which and subject to the satisfaction of certain conditions, the Fund will acquire all of the assets and liabilities (whether contingent or otherwise) of the Dreyfus Capital Value Fund in exchange for shares in the Fund. The Fund will not commence operations until the consummation of the Reorganization.

    The Company's charter, as amended, authorizes the issuance of separate series of shares corresponding to shares of multiple investment portfolios of the Company. As of the date this Prospectus, the Company consists of two investment portfolios: the Fund and the Comstock Partners Strategy Fund.

    The authorized capital stock of the Company consists of 1,000,000,000 shares, par value $.001 per share. The Fund is authorized to issue 125,000,000 Class A shares, 125,000,000 B shares, 125,000,000 Class C shares and 125,000,000
Class R shares. Each Class A, Class B, Class C and Class R share represents an interest in the Fund in proportion to its net asset value, and has identical rights except that Class A, B and C shares bear fees and expenses on an ongoing basis pursuant to the Fund's Class A, Class B and Class C Service and Distribution Plans, respectively, and

Class B and C shares bear additional incremental shareholder administrative expenses resulting from deferred sales charge arrangements. In addition, only the holders of Class A, Class B and Class C shares have voting rights with respect to matters pertaining to the Class A, Class B and Class C Service and Distribution Plans, respectively.

    The Company's Board of Directors may reclassify unissued shares of the Fund into additional classes of Common Stock at a future date. The Fund's Board of Directors may, in the future, authorize the issuance of shares of additional classes of capital stock representing different investment portfolios.

     Except as described above with respect to the Fund's Service and Distribution Plans, all shares of the Fund have equal voting rights and will be voted in the aggregate and not by class, except where voting by class is required by law. Under the corporate law of Maryland, the Fund's state of incorporation, and the Fund's By-Laws (except as required under the 1940 Act), the Fund is not required and does not currently intend to hold annual meetings for the election of directors. Shareholders, however, will have the right to call for a special meeting of shareholders if such a request is made, in writing, by shareholders entitled to cast at least 10% of the votes entitled to be cast at the meeting (or by shareholders entitled to cast at least 10% of the Class A, Class B or Class C votes entitled to be cast with respect to matters relating to the Class A, Class B or Class C Service and Distribution Plans, respectively). In such cases, the Fund will assist in calling the meeting as required under the 1940 Act. A more complete statement of the voting rights of shareholders is contained in the Fund's Statement of Additional Information.

     All shares of the Fund, when issued, will be fully paid and nonassessable.

                               REPORTS TO SHAREHOLDERS

     The Fund will send unaudited reports at least semi-annually, and annual reports containing audited financial statements, to all of its shareholders.

                                                ________________________________

                                                ________________________________

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE FUND'S INVESTMENT ADVISER, THE FUND'S SUB-INVESTMENT ADVISER OR THE PRINCIPAL UNDERWRITER. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITY OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES NOR DOES IT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY IN WHICH SUCH OFFER WOULD BE UNLAWFUL. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL CREATE ANY IMPLICATION THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF.

                                     ___________

                                  TABLE OF CONTENTS

                                                                            Page
                                                                            ----

PROSPECTUS SUMMARY.........................................................   2

THE FUND'S EXPENSES........................................................   4

THE FUND...................................................................   9

INVESTMENT OBJECTIVE AND POLICIES..........................................  10

INVESTMENT RESTRICTIONS....................................................  18

RISK FACTORS...............................................................  18

MANAGEMENT ARRANGEMENTS....................................................  22

PURCHASE OF FUND SHARES....................................................  23

ADDITIONAL SHAREHOLDER SERVICES............................................  28

REDEMPTION OF SHARES.......................................................  32

SERVICE AND DISTRIBUTION PLANS.............................................  36

DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................  38

CERTAIN INFORMATION REGARDING PERFORMANCE..................................  40

NET ASSET VALUE............................................................  41

ORGANIZATION AND CAPITAL STOCK.............................................  41

REPORTS TO SHAREHOLDERS....................................................  42

                                   PART B

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                    Subject to Completion, February 13, 1996

                      COMSTOCK PARTNERS CAPITAL VALUE FUND
                         10 Exchange Place, Suite 2010,
                       Jersey City, New Jersey 07302-3913
                                 (201) 332-4436

                       ----------------------------------

                                           , 1996

                       STATEMENT OF ADDITIONAL INFORMATION

     Comstock Partners Capital Value Fund (the "Fund") is a professionally managed, diversified portfolio of Comstock Partners Funds, Inc. (the "Company"), an open-end investment company. The investment objective of the Fund is to maximize total return, consisting of capital appreciation and current income. The Fund invests in a wide rage of equity and debt securities and money market instruments.

     The Fund has four classes of shares, Class A, Class B, Class C and Class R shares.

     This Statement of Additional Information is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund's Prospectus dated _____________, 1996 (which may be revised from time to time) (the "Prospectus"). This Statement of Additional Information contains additional information to that set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge by sending your request in writing to 144 Glenn Curtis Boulevard, Uniondale, New York 11556-0144, or by calling 1-800-645-6561. When telephoning, ask for Operator 144.

                                TABLE OF CONTENTS

                                                                            PAGE
Description of Bond and Commercial Paper Ratings . . . . . . . . . . . . . .   2
Additional Information Concerning Portfolio Activities . . . . . . . . . . .   3
Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . . . . .  15
Management Arrangements. . . . . . . . . . . . . . . . . . . . . . . . . . .  16
Purchase of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .  19
Redemption of Fund Shares. . . . . . . . . . . . . . . . . . . . . . . . . .  20
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
Service and Distribution Plans . . . . . . . . . . . . . . . . . . . . . . .  23
Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
Additional Information Concerning Taxes. . . . . . . . . . . . . . . . . . .  25
Performance Information. . . . . . . . . . . . . . . . . . . . . . . . . . .  27
Net Asset Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
Capital Stock. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
Custodian. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
Transfer Agent and Dividend Disbursing Agent . . . . . . . . . . . . . . . .  30
Experts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
Other Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

                DESCRIPTION OF BOND AND COMMERCIAL PAPER RATINGS

     A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, Comstock Partners, Inc., the Fund's investment adviser (the "Investment Adviser") believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The Investment Adviser will utilize Moody's Investors Service, Inc. ("Moody's") and/or Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. ("S&P") for determining the applicable ratings.

BONDS

     Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating), they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Moody's Baa rated bonds are considered medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds which are rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments may be very moderate and not well safeguarded.

     Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Bonds rated AA by S&P have a very strong capacity to pay interest and principal and differ only in a small degree from issues rated AAA (S&P's highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and have an extremely strong capacity to pay interest and principal. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     S&P's BBB rated bonds are regarded as having adequate capacity to pay interest and principal. Although these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.

     Bonds rated-BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated D are in default, and payment of interest and/or principal is in arrears.

COMMERCIAL PAPER

     Moody's: The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) rated Prime-1 are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations.

     S&P: Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelmingly safe characteristics are denoted A-l+. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying an A-3 designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



             ADDITIONAL INFORMATION CONCERNING PORTFOLIO ACTIVITIES

OPTIONS, FUTURES AND CURRENCY TRANSACTIONS

     The Fund is not a commodity pool and all futures transactions engaged in by the Fund must constitute bona fide hedging in accordance with the Commodity Exchange Act, as amended, and the rules and regulations promulgated by the Commodity Futures Trading Commission ("CFTC"); provided, however, that the Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio; provided further, that in case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Because the 5% limitation applies only at the time the Fund enters into a futures contract or option thereon, the value of futures contracts and options thereon may be significantly more or less than 5% of the value of the Fund's portfolio. The Fund may write covered call or put options on securities and stock indices and purchase put and call options on securities and stock indices for speculative purposes. In addition, through the writing of covered options and the purchase of options and the purchase and sale of stock index futures contracts, interest rate futures contracts and related options on such futures contracts, the Investment Adviser may at times seek to hedge against a decline in the value of securities included in the Fund's portfolio or an increase in the price of securities which it plans to purchase for the Fund; PROVIDED, that the value of all futures contracts sold by the Fund will not exceed the total market value of the Fund's portfolio securities; and PROVIDED, FURTHER, that with respect to all futures contracts traded by the Fund, the Fund will establish a segregated account consisting of cash or cash equivalents in an amount equal to the total market value of such futures contracts less the amount of initial margin on deposit for such contracts. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return.

     The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. In addition, daily limits on price fluctuations on exchanges on which the Fund conducts its futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Fund to the potential of losses. Therefore no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations. Options and futures transactions may involve certain risks which are described below.

     In connection with transactions in stock index futures contracts, interest rate futures contracts and options thereon written by the Fund on such futures contracts, the Fund will be required to deposit as "initial margin" an amount of cash and short-term United States Government securities equal to 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

     WRITING COVERED OPTIONS ON SECURITIES. The Fund may write call options and put options on optionable securities of the types in which it is permitted to invest from time to time as its Investment Adviser determines is appropriate in seeking to attain its objectives. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

     The Fund may only write covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will maintain in a separate account cash or short-term United States Government securities with a value equal to or greater than the exercise price of the underlying securities. The Fund may also write combinations of covered puts and calls on the same underlying security.

     The Fund intends to treat certain options in respect of specific securities that are not traded on a securities exchange and the securities underlying covered call options written by the Fund as illiquid securities. See "Certain Additional Investments and Investment Strategies -- Illiquid Securities" in the Prospectus.

     The Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

     The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

          Options written ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the time the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Fund may write (a) in-the-money call options when the Investment Adviser expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when the Investment Adviser expects that the price of the underlying security will remain stable or advance moderately during the option period and
(c) out-of-the-money call options when the Investment Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

          So long as the Fund's obligation as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

     PUT AND CALL OPTIONS ON SECURITIES. The Fund may purchase put options for speculative purposes or to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options for hedging purposes, the Fund will reduce any profit it might otherwise have realized on its underlying security by the premium paid for the put option and by transaction costs.

     The Fund may also purchase call options for speculative purposes or to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options for hedging purposes, the Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

     Alternatively, the Investment Adviser may purchase a call or a put option on a security in lieu of an actual investment in, or disposition of, a particular security if it expects an increase or a decrease, as the case may be, in the price of the security.

     The purchase of an option entails a risk of loss of the entire investment because an option may become worthless upon expiration.

     An option position may be closed out only if a secondary market for an option of the same series exists on a recognized national securities exchange or in the over-the-counter market. Because of this fact and current trading conditions, the Fund expects to purchase only call or put options issued by the Options Clearing Corporation. The Fund expects to write options on national securities exchanges and in the over-the-counter market.

     While it may choose to do otherwise, the Fund generally will purchase or write only those options for which the Investment Adviser believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

     PURCHASE AND SALE OF OPTIONS AND FUTURES CONTRACTS ON STOCK INDICES. The Fund may purchase put and call options and write covered put and call options on stock indices for speculative purposes or as a hedge against movements in the equity markets. The Fund may also purchase and sell stock index futures contracts for speculative purposes or as a hedge against movements in the equity markets.

     Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index ordinarily gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in stock included in the index rather than price movements in particular stocks. When the Fund writes an option on a stock index, it will establish a segregated account with the Fund's custodian in which it will deposit cash or cash equivalents or a combination thereof in an amount equal to the market value of the option, and it will maintain the account while the option is open. As indicated above, the purchase of an option entails a risk of loss of the entire investment because an option may become worthless upon expiration.

     A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

     If the Investment Adviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the Investment Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in the Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

     Alternatively, the Investment Adviser may purchase a call or a put option (or buy or sell a futures contract) on a stock index in lieu of an actual investment in, or disposition of, particular equity securities if it expects an increase or a decrease, as the case may be, in general stock market prices.

     PURCHASE AND SALE OF INTEREST RATE FUTURES CONTRACTS. The Fund may purchase and sell interest rate futures contracts on United States Treasury bills, notes and bonds for speculative purposes or to hedge its portfolio of fixed income securities against the adverse effects of anticipated movements in interest rates.

     The Fund may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by the Fund will fall, thus reducing the net asset value of the Fund. This interest rate risk can be reduced without employing futures contracts as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the Fund's average yield as a result of the shortening of maturities.

      The sale of interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of the Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position which operates to terminate the position in the futures contract), commissions on futures transactions are lower than the transaction costs incurred in the purchase and sale of portfolio securities.

     The Fund may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested in debt securities it intends to purchase. As such purchases are made, the Fund intends that an equivalent amount of futures contracts will be closed out.

     Alternatively, the Investment Adviser may buy or sell an interest rate futures contract in lieu of an actual investment in, or disposition of, particular fixed income securities if it expects an increase or a decrease, as the case may be, in interest rates.

     OPTIONS ON STOCK INDEX FUTURES CONTRACTS AND INTEREST RATE FUTURES CONTRACTS. The Fund may purchase call and put options and write covered call and put options on stock index and interest rate futures contracts. The Fund may use such options on futures contracts for speculative purposes or in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, the Fund may purchase put options or write call options on stock index futures contracts or interest rate futures contracts, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write covered put options on stock index or interest rate futures contracts, rather than purchasing such futures contracts, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Fund intends to purchase.

     FOREIGN CURRENCY TRANSACTIONS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") for speculative purposes or to attempt to minimize the risk to the Fund from adverse changes in the relationship between the United States dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract for hedging purposes, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the United States dollar price of the security. Likewise, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the United States dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. This second investment practice is generally referred to as "cross-hedging." The Fund may enter into a forward contract for speculative purposes in order to seek to take advantage of changes in the relative values of two currencies which the Investment Adviser believes may occur. Because in connection with the Fund's foreign currency forward transactions an amount of the Fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, cash equivalents or readily marketable securities available that are sufficient to cover any commitments under these contracts or to limit any potential risk. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract. The segregated account will be maintained with the Fund's custodian or a sub-custodian and marked-to-market on a daily basis. While these contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the United States dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

     The Fund may purchase put and call options and write covered call and put options on foreign currencies for speculative purposes or for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency for hedging purposes will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund will be traded on United States and foreign exchanges or over-the-counter.

      The Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures contracts"). This investment technique may be used for speculative purposes or to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of foreign currency futures contracts will depend, in part, on the Investment Adviser's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures contracts or may realize losses. The costs, limitations and risks associated with transactions in foreign currency futures contracts are similar to those associated with other types of futures contracts discussed in this Statement of Additional Information under "Options, Futures and Currency Transactions."

     The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.

     If a devaluation is generally anticipated, the Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates. The requirements for qualification as a regulated investment company under the

Internal Revenue Code of 1986, as amended (the "Code"), may cause the Fund to restrict the degree to which it engages in currency transactions. See "Dividends, Distributions and Taxes."

     RISK FACTORS IN DERIVATIVES TRANSACTIONS. Derivatives transactions involve special risks, including possible default by the other party to the transaction, illiquidity, increased volatility in the Fund's net asset value and, to the extent the Investment Adviser's view as to certain market movements is incorrect, the risk that the use of such instruments could result in substantially greater losses than if it had not been used. Use of put and call options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise sell. The use of currency transactions could result in the Fund's incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency in addition to exchange rate fluctuations. The use of options and futures transactions entails certain special risks. In particular, in the case of hedging, the variable degree of correlation between price movements of options or futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the instrument will be greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. The Fund might not be able to close out certain positions without incurring substantial losses. To the extent the Fund utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of options, futures or currency transactions will reduce the Fund's net asset value, and possibly income, and the losses may be greater than if such instruments had not been used.


SHORT-SELLING

     The Fund may engage in short-selling. Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash or U.S. Government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.


BANK OBLIGATIONS

     Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic branches of domestic banks generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulation designed to promote financial soundness. However, not all such laws and regulations apply to foreign branches of domestic banks.

     Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branches, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

     Obligations of United States branches of foreign banks may be general obligations of the parent banks in addition to the issuing branches, or may be limited by the terms of a specific obligation and by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

     In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, foreign branches of foreign banks or domestic branches of foreign banks, the Investment Adviser carefully evaluate such investments on a case-by-case basis.

REPURCHASE AGREEMENTS

     The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price. The Sub-Investment Adviser will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. The Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

BRADY BONDS

     The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities of between 15 and 30 years from the date of issuance. The following emerging market countries have issued Brady Bonds: Argentina, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, the Philippines, Poland, Uruguay and Venezuela. In addition, other countries may announce plans to issue Brady Bonds in the future. The Fund may invest in Brady Bonds of emerging market countries that have been issued to date, as well as those which may be issued in the future.

     Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semiannually at a rate equal to 13/16 of one percent above the then current six month LIBOR (London Interbank Offered Rate). Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Fund will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

ZERO COUPON SECURITIES AND DISCOUNT OBLIGATIONS

     When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be.

     Zero coupon securities and Discount Obligations tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and Discount Obligations appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Under current federal income tax law, the Fund is required to accrue as income each year a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. Accordingly, the Fund may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements. See "Additional Information Concerning Taxes."

STRUCTURED INVESTMENTS

      Issuers of structured investments are typically organized by investment banking firms which receive fees in connection with establishing each issuing entity and arranging for the placement of its securities. This type of restructuring of investment characteristics involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as Brady Bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the Fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

     Certain issuers of structured investments may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund's investment in these structured investments may be limited by the restrictions contained in the 1940 Act described under "Investment Objective and Policies" in the Fund's Prospectus. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments.

PREFERRED STOCK

      As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a debt security with similar stated yield characteristics.

CONVERTIBLE SECURITIES

     Convertible securities are fixed income securities that may be converted into or exchanged for, at either a stated price or stated rate, underlying shares of common stock. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and therefore also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     As fixed income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. However, like all fixed income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

WARRANTS

     The value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. The Fund may invest up to 5% of the value of its net assets in warrants for equity securities, but will not invest more than 2% of the value of its net assets in warrants which are not listed on the New York or American Stock Exchange.

DEPOSITARY RECEIPTS

     Depositary Receipts evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation that have been deposited with a depositary or custodian bank. Depositary Receipts may be issued in connection with an offering of securities by the issuer of the underlying securities or issued by a depositary bank as a vehicle to promote investment and trading in the underlying securities. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of non-U.S. issuers held on deposit for use in the U.S. securities markets. GDRs, EDRs and other types of Depositary Receipts are typically issued by a U.S. bank or trust company and traded principally in the U.S. and other international markets.

RULE 144A SECURITIES

     As indicated in the Prospectus, the Fund may purchase certain restricted securities ("Rule 144A Securities") for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

     One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. The Board of Directors has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid for purposes of the Fund's 15% limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Board of Directors has delegated to the Investment Adviser the determination as to whether a particular security is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Board of Directors periodically reviews the Fund's purchases and sales of Rule 144A securities and the Investment Adviser's compliance with the above procedures.

LOAN PARTICIPATION AND ASSIGNMENTS

     When the Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan (as such terms, and other capitalized terms used in this paragraph, are defined in the Prospectus). Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a Loan is through a Participation and not an Assignment. The Fund may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of an established secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value. The Fund will not invest more than 15% of the value of its net assets in Participations and Assignments that are illiquid, and in other illiquid securities.


LEVERAGE THROUGH BORROWING

     For borrowings for investment purposes; the Investment Company Act of 1940, as amended (the "Act"), requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. To the extent the Fund enters into a reverse repurchase agreement, the Fund will maintain in a segregated custodial account cash or U.S. Government securities or other high quality liquid debt securities at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by the Fund.


LENDING PORTFOLIO SECURITIES

     To a limited extent, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. Such loans may not exceed 33 1/3% of the value of the Fund's total assets. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) while voting rights on the loaned securities may pass to the borrower, the Fund's Directors must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

CERTAIN RISK FACTORS

     LOWER RATED SECURITIES. The Fund is permitted to invest in securities rated below Baa by Moody's and below BBB by S&P. Such securities, though higher yielding, are characterized by risk. See "Description of the Fund--Risk Factors" in the Prospectus for a discussion of certain risks and "Description of Bond and Commercial Paper ratings" herein for a general description of Moody's and S&P ratings. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Fund will rely on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Investment Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. It also is possible that a rating agency might not timely change the rating on a particular issue to reflect subsequent events. Once the rating of a security in the Fund's portfolio has been changed, the Investment Adviser will consider all circumstances deemed relevant in determining whether the Fund should continue to hold the security.

     Investors should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These securities are considered by S&P and Moody's, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

     Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

     Because there is no established retail secondary market for many of these securities, the Investment Adviser anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

     These securities may be particularly susceptible to economic downturns. It is likely that any economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence for default for such securities.

     The Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Investment Adviser will review carefully the credit and other characteristics pertinent to such new issues.

     Lower rated zero coupon securities and pay-in-kind bonds, in which the Fund may invest up to 5% of its total assets, involve special considerations. Such zero coupon securities, pay-in-kind or delayed interest bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. See "Additional Information Concerning Taxes."

     INVESTING IN SOVEREIGN DEBT OBLIGATIONS OF EMERGING MARKET COUNTRIES. Investing in Sovereign Debt Obligations involves economic and political risks. The Sovereign Debt Obligations in which the Fund will invest in most cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers. The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country's trading partners also could adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

     To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

     Central banks and other governmental authorities which control the servicing of Sovereign Debt Obligations may not be willing or able to permit the payment of the principal or interest when due in accordance with the terms of the obligations. As a result, the issuers of Sovereign Debt Obligations may default on their obligations. Defaults on certain Sovereign Debt Obligations have occurred in the past. Holders of certain Sovereign Debt Obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to the issuers. There interests of holders of Sovereign Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for Sovereign Debt Obligations also may be directly involved in negotiating the terms of these arrangements and, therefore, may have access to information not available to other market participants.

     The Fund is permitted to invest in Sovereign Debt Obligations that are not current in the payment of interest or principal or are in default, so long as the Investment Adviser believes it to be consistent with the Fund's investment objective. The Fund may have limited legal recourse in the event of a default with respect to certain Sovereign Debt Obligations it holds. Bankruptcy, moratorium and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of Sovereign Debt Obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

     Another factor bearing on the ability of a country to repay Sovereign Debt Obligations is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its Sovereign Debt Obligations.

     Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Fund will invest and could adversely affect the Fund's assets should these conditions or events recur.

     Foreign investment in certain Sovereign Debt Obligations is restricted or controlled to varying degrees. These restrictions or controls at times may limit or preclude foreign investment in certain Sovereign Debt Obligations and increase the costs and expenses of the Fund. Certain countries in which the Fund will invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

     In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

                             INVESTMENT RESTRICTIONS

     In addition to the restrictions described under "Investment Restrictions" in the Prospectus, the Fund may not:

          1. Make loans to others, except through the purchase of debt obligations or the entry into repurchase agreements. However, the Fund may lend its portfolio securities in any amount not to exceed 33 1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Directors.

          2. Purchase securities on margin, but the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

          3.   Purchase or sell commodities or commodity contracts.

          4. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow or similar arrangement in connection with portfolio transactions, such as in connection with writing covered options and the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those relating to indices, and options on futures contracts or indices, or in connection with the purchase of any securities on margin for purposes of Investment Restriction No. 2 above.

          5. Purchase the obligations of any issuer (other than a bank) if such purchase would cause more than 5% of the value of its total assets to be invested in securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to such limitations.

     The Fund has adopted restriction 3 above in order to comply with certain state securities laws. In these laws, the term "commodity contract" is defined as a "contract or option providing for the delivery or receipt at a future date of a specified amount and grade of a traded commodity at a specified price and delivery point." None of the transactions described in the Fund's prospectus under the caption "Certain Additional Investments and Investment Strategies - Derivaties Transactions - Options, Futures and Currencies" and in this Statement of Additional Information under the caption "Additional Information Concerning Portfolio Activities - Options, Futures and Currency Transactions" (other than certain transactions involving securities or indices of securities, which the Fund does not consider to be "commodities" for purposes of this restriction) involves the delivery or receipt of a commodity; all such transactions are settled by means of cash payments. Accordingly, such transactions are not subject to restriction 3 above.

     The fundamental investment restrictions set forth above, together with those described in the Prospectus, may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities, as defined under "Capital Stock" in this Statement of Additional Information.

     In addition to the fundamental investment restrictions of the Fund set forth above, the Fund's Board of Directors has adopted the following investment restrictions in order to comply with certain legal requirements. The following restrictions are not fundamental policies of the Fund and may be changed by the Fund's Board of Directors without the approval of shareholders. The Fund may not:

          1. Purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer. This restriction applies only with respect to 75% of the Fund's assets.

          2. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

          3. Purchase securities of investment companies except (a) in the open market where no commission except the ordinary broker's commission is paid, which purchases are limited to a maximum of (i) 3% of the total voting stock of any one investment company, (ii) 5% of its net assets with respect to any one investment company and (iii) 10% of its net assets in the aggregate, or (b) those received as part of a merger or consolidation.

          4. Purchase or retain the securities of any issuer if the officers or directors of the Fund, its Investment Adviser or Sub-Investment Adviser who individually own beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.

          5. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

          6. Purchase, sell or write puts, calls or combinations thereof, except as described in the Fund's Prospectus and this Statement of Additional Information.

          7. Invest more than 2% of the value of the Fund's net assets in warrants which are not listed on the New York Stock Exchange or American Stock Exchange, or more than 5% of the value of the Fund's net assets in warrants regardless of whether so listed.

          8. Purchase, hold or deal in real estate, but this shall not prohibit the Fund from investing in securities of companies engaged in real estate activities or investments.

          9. Invest in interests in oil, gas or mineral exploration or development programs.

         10. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more that 15% of the value of the Fund's net assets would be so invested.

     If a percentage restriction is adhered to at the time an investment is made, a later increase in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.

                             MANAGEMENT ARRANGEMENTS

DIRECTORS AND OFFICERS

     The Board of Directors of the Company is responsible for the overall management and operation of the Fund. The directors and executive officers of the Company and their principal occupations during the last five years are set forth below.

                                                      PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE      POSITION(S) WITH FUND     DURING PAST 5 YEARS
----------------------      ---------------------     -----------------------

*Stanley D. Salvigsen       Director, Chairman of     Director, Chairman of
10 Exchange Place           the Board, Chief          the Board and Chief
Suite 2010                  Executive Officer and     Executive Officer of
Jersey City, NJ 07302-3913  Member of Executive       Comstock Partners, Inc.
53 years old                Committee                 since November 1986.

*Charles L. Minter          Director, Vice Chairman   Director, Vice Chairman
10 Exchange Place           of the Board,             of the Board and
Suite 2010                  President, Secretary      Secretary of Comstock
Jersey City, NJ 07302-3913  and Member of Executive   Partners, Inc. since
54 years old                Committee                 January 1987, and
                                                      President of Comstock
                                                      Partners, Inc. since
                                                      March 1994.

M. Bruce Adelberg           Director, Member of       Consultant, MBA Research
33 Channel Lane             Audit Committee           Group and Director of
Salem, SC 29676                                       Carrols Corporation
58 years old                                          (food services) and
                                                      Carrols Holdings, Inc.

E.W. Kelley                 Director, Member of       Managing General
777 Third Avenue            Audit Committee           Partner, Kelley &
New York, NY 10017                                    Partners, Ltd. (consumer
78 years old                                          products and services).
                                                      Chairman, Consolidated
                                                      Products, Inc. (food
                                                      services).

Robert M. Smith             Director, Member of       President and Director,
Ansbacher (Dublin)          Audit Committee           Ansbacher (Dublin) Asset
Asset Management Ltd.                                 Management Ltd.
420 Lexington Avenue,
Suite 2531
New York, NY 10170
65 years old

*Troy Hottenstein           Secretary                 Chief Operating Officer
10 Exchange Place                                     and, since 1991,
Suite 2010                                            Research Analyst at
Jersey City, NJ 07302-3913                            Comstock Partners, Inc.
27 years old

*Robert C. Ringstad         Vice President,           Vice President
10 Exchange Place           Treasurer and Chief       Operations--Regent
Suite 2010                  Financial Officer         Investor Services
Jersey City, NJ 07302-3913
65 years old

---------------
* Interested person as defined in the 1940 Act, because of affiliations with Comstock Partners, Inc., the Investment Adviser.

     For so long as the Class A or Class C Service and Distribution Plan remains in effect, the Directors of the Fund who are not "interested persons" of the Company, as defined in the 1940 Act, will be selected and nominated by the Directors who are not "interested persons" of the Company.

     The Executive Committee of the Board of Directors of the Company exercises all of the powers and authority of the Board of Directors between meetings of the Board of Directors.

     The Company pays each non-interested director a fee of $20,000 per year (consisting of $10,000 per portfolio of the Company), and reimburses each such director for expenses of attendance.

     No Director of the Company serves as a director of any other investment company advised or administered by The Dreyfus Corporation, the Fund's sub-investment adviser. None of the Company's officers, nor any affiliated persons of the Company, received aggregate compensation in excess of $60,000 from the Company during the fiscal year ended April 30, 1995. For the fiscal year ended April 30, 1995, the aggregate amount of fees and expenses received by each Director from the Company were as follows:


                                                       PENSION OR
                                                       RETIREMENT                                 TOTAL
                                                        BENEFITS            ESTIMATED         COMPENSATION
                                    AGGREGATE        ACCRUED AS PART     ANNUAL BENEFITS      FROM COMPANY
                                  COMPENSATION         OF COMPANY             UPON            PAID TO BOARD
NAME OF BOARD MEMBER              FROM COMPANY*         EXPENSES           RETIREMENT            MEMBER*
--------------------              -------------      ---------------     ---------------      ------------

Stanley D. Salvigsen                    0                   0                   0                   0

Charles L. Minter                       0                   0                   0                   0

M. Bruce Adelberg**                     0                   0                   0                   0

Robert M. Goodyear, Jr.              $16,500                0                   0                $16,500

E. W. Kelley                         $16,500                0                   0                $16,500

Bruce C. Lueck                       $16,500                0                   0                $16,500

Robert M. Smith                      $17,000                0                   0                $17,000



--------------
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $8,980.44 for the Company.

**   Mr. Adelberg was not a Director of the Fund during the fiscal year ended
April 30, 1995.


     As of January 17, 1996, the following entities were known by the Dreyfus Capital Value Fund (the predecessor to the Fund) to own, of record or beneficially, 5% or more of the Dreyfus Capital Value Fund's outstanding voting securities: Merrill Lynch, Pierce, Fenner & Smith Incorporated was the record owner of 25.5692% of the outstanding Class A shares, and 30.8266% of the outstanding Class B shares, of the Dreyfus Capital Value Fund;
Bell Childrens Trust was the record owner of 62.1406% and Everen Clearing Corporation was the record owner of 28.3089% of the Dreyfus Capital Value Fund's outstanding Class C shares; and Premier Mutual Fund Services, Inc.
was the beneficial owner of 100% of the Dreyfus Capital Value Fund's outstanding Class R shares. Each named entity has been deemed to be a "control person" as defined in the 1940 Act. Upon consummation of the Reorganization, these shareholders would own similar percentages of the Comstock Capital
Value Fund's outstanding classes of shares. In addition, upon consummation of the Reorganization, the officers and directors of the Fund will own less than 1% of each Class of the Fund.


INVESTMENT ADVISER

     The Company, on behalf of the Fund, has engaged the Investment Adviser to provide professional investment management for the Fund pursuant to an Investment Advisory Agreement, to be dated as of the effective date of the Reorganization (as defined herein), between the Fund and the Investment Adviser (the "Investment Advisory Agreement"). Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect until two years from the date of its effectiveness and from year to year thereafter if approved annually (i) by a majority of the non-interested directors of the Fund (as defined in the 1940 Act) and (ii) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund (as defined in the 1940 Act). The Investment Advisory Agreement may be terminated without penalty on 60 days' written notice by either party thereto or by vote of the stockholders of the Fund, and will terminate automatically on assignment.

     The Company (including the Fund) may, so long as the Investment Advisory Agreement remains in effect, use "Comstock" as part of its name. The Investment Adviser may, upon termination of the Investment Advisory Agreement, require the Company (including the Fund) to refrain from using the name "Comstock" in any form or combination in its name or in its business.

     If expenses borne by the Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, the Investment Adviser will reimburse the Fund for any such excess to the extent required by such regulations in an amount not to exceed the Investment Adviser's annual fee. Certain expenses such as brokerage commissions, taxes, extraordinary expenses and interest are excluded from such limitations, and the expenses incurred by Class A, Class B and Class C shares of the Fund pursuant to the Fund's Class A, Class B and Class C Service and Distribution Plans, respectively, are included within such expenses only to the extent required by any state in which the Fund's shares are qualified for sale. California is the only state which currently imposes such an expense limitation. The limitation is 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets.

SUB-INVESTMENT ADVISER AND ADMINISTRATOR

     The Company, on behalf of the Fund, has engaged The Dreyfus Corporation (the "Sub-Investment Adviser") to provide sub-investment advisory and administrative services pursuant to a Sub-Investment Advisory and Administration Agreement to be dated the effective date of the Reorganization (the "Sub-Investment Advisory Agreement"). The Sub-Investment Advisory Agreement will remain in effect until two years from the date of its effectiveness and from year to year thereafter if approved annually (i) by a majority of the non-interested directors (as defined in the 1940 Act) of the Fund and (ii) by the Board of Directors of the Fund or by a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. The Sub-Investment Advisory Agreement may be terminated without penalty on 60 days' written notice, by either party thereto, by the Fund or by vote of the stockholders of the Fund, and will terminate automatically on assignment (as defined in the 1940 Act).

     Under the Sub-Investment Advisory Agreement, the Sub-Investment Adviser is obligated to waive, reduce or refund its fees received from the Company on behalf of the Fund if and to the extent that the Investment Adviser has waived, reduced or refunded all of the fees it was entitled to receive during the period expense limitations, applicable to the Fund and imposed by state securities laws, were exceeded and the Fund continues to exceed those limitations.

FUND EXPENSES

     Except for the expenses borne by the Investment Adviser, the Sub-Investment Adviser and the Administrator and the Distributor (as described below) pursuant to their respective agreements, the Fund will pay all expenses incurred in connection with its operation, including, among other things, organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, Securities and Exchange Commission fees and Blue Sky qualification fees, fees and expenses of non-interested directors, officers' and employees' fees (other than officers or employees of the Investment Advisor, the Sub-Investment Advisor or any affiliate thereof), investment and sub-investment advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Company's or the Fund's existence, payments to service organizations, costs of independent pricing services, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholder reports and meetings and any extraordinary expenses. Expenses attributable solely to a particular Class, including the additional incremental shareholder administrative expenses resulting from the Class B and Class C deferred sales charge arrangements, are borne exclusively by that Class. In addition, the Class A shares of the Fund bear certain servicing expenses in accordance with the Class A Service and Distribution Plan, and the Class B and Class C shares of the Fund bear certain servicing and distribution expenses in accordance with the Class B and Class C Service and Distribution Plans. See "Service and Distribution Plans."

                             PURCHASE OF FUND SHARES

THE DISTRIBUTOR

     Premier Mutual Fund Services, Inc. serves as the Fund's distributor on a best efforts basis (the "Distributor") pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the Comstock Partners Strategy Fund, for funds in the Dreyfus Family of Funds and for certain other investment companies.

TELETRANSFER PRIVILEGE

     TELETRANSFER purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's Fund Account on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the TELETRANSFER Privilege, payments for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as is designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Fund Shares--Stock Certificates; Signatures."

SALES LOADS-CLASS A

     The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under
Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense. The term "purchaser" shall not include an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children and such individual and/or spouse purchasing securities on behalf of his or her IRA, Keogh Plan, or 403(b)(7) Plan to the extent such 403(b)(7) Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), custodial account or under certain employee benefit plans or other programs due to concerns that such aggregation might constitute a prohibited transaction under the Code or ERISA.

                            REDEMPTION OF FUND SHARES

WIRE REDEMPTION PRIVILEGE

     By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form. Redemption proceeds will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form. Redemption proceeds, if wired, must be in the amount of $1,000 or more and will be wired to the investor's account at the bank of record designated in the investor's file at the Transfer Agent, if the investor's bank is a member of the Federal Reserve System, or to a correspondent bank if the investor's bank is not a member. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:


                                               TRANSFER AGENT'S
                 TRANSMITTAL CODE              ANSWER BACK SIGN
                 ----------------              ----------------
                      144295                   144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TREED Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

REDEMPTIONS IN KIND

     The Board of Directors reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

SUSPENSION OF REDEMPTIONS

     The right of redemption may be suspended or the date of payment postponed
(a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.

STOCK CERTIFICATES; SIGNATURES

     Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call 1-800-645-6561.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

     Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     E. Shares of funds subject to a contingent deferred sales charge ("CDSC") that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of such fund shares and their account number.

     To request an exchange, an investor or the investor's Service Agent acting on the investor's behalf must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions from any person representing himself or herself to be the investor or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

     Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

     To establish a Personal Retirement Plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for shares of the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among shares of the funds in the Dreyfus Family of Funds. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.

AUTO-EXCHANGE PRIVILEGE

     The Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of another fund advised or administered by the Sub-Investment Adviser. This Privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Exchange Privilege." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

          The Exchange Privilege and the Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

          Shareholder Services Forms and prospectuses of other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

AUTOMATIC WITHDRAWAL PLAN

     The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. An Automatic Withdrawal Plan may be established by completing the appropriate application available from the Distributor. There is a service charge of $.50 for each withdrawal check. The Automatic Withdrawal Plan may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan. Class B or Class C shares withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable CDSC.

DIVIDEND SWEEP

     The Dividend Sweep privilege allows investors to invest on the payment date their dividends or dividends and capital gains distributions, if any, from the Fund in shares of another fund advised or administered by the Sub-Investment Adviser of which the investor is a shareholder. Shares of other funds purchased pursuant to the Dividend Sweep will be purchased on the basis of relative net asset value per share as follows:

     A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without sales load.

     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

CORPORATE PENSION/PROFIT-SHARING AND PERSONAL RETIREMENT PLANS

     The Fund makes available to corporations a variety of prototype pension and profit sharing plans, including a 401(k) Salary Reduction Plan. In addition, the Fund makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services are also available. For details, please call toll free 1-800-358-5566.

     Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     SHARES MAY BE PURCHASED IN CONNECTION WITH THESE PLANS ONLY BY DIRECT REMITTANCE TO THE ENTITY ACTING AS CUSTODIAN. PURCHASES FOR THESE PLANS MAY NOT BE MADE IN ADVANCE OF RECEIPT OF FUNDS.

     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $2,500 with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant, is normally $750 with no minimum on subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum investment of $250.

     The investor should read the Prototype Retirement Plan and the appropriate form of Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.

                         SERVICE AND DISTRIBUTION PLANS

     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE FUND'S PROSPECTUS ENTITLED "SERVICE AND DISTRIBUTION PLANS."

SERVICE AND DISTRIBUTION PLAN - CLASS A SHARES

     Rule 12b-1 (the "Rule") adopted by the SEC under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. Because some or all of the fees paid for advertising or marketing the Class A shares of the Fund and the fees paid to the Distributor and to certain banks, brokers, dealers or other financial institutions (collectively, "Service Agents") could be deemed to be payment of distribution expenses, the Company's Board of Directors has adopted such a plan with respect to the Class A shares of the Fund (the "Class A Service and Distribution Plan"). The Company's Board of Directors believes that there is a reasonable likelihood that the Class A Service and Distribution Plan will benefit the Fund and its Class A shareholders. In some states, banks or other financial institutions effecting transactions in Class A shares may be required to register as dealers pursuant to state law.

     Under the Class A Service and Distribution Plan, servicing shareholder accounts with respect to the Class A shares may include, among other things, one or more of the following: answering client inquiries regarding the Fund; assisting clients in changing dividend options, account designations and addresses; performing subaccounting; establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; investing client cash account balances automatically in Fund shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent; arranging for bank wires; and such other services as the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regulation.

SERVICE AND DISTRIBUTION PLANS-CLASS B SHARES AND CLASS C SHARES

     In addition to the above described Class A Service and Distribution Plan, the Company's Board of Directors has adopted a Class B Service and Distribution Plan and a Class C Service and Distribution Plan under the Rule with respect to the Fund's Class B and Class C shares, pursuant to which the Company, on behalf of the Fund, pays the Distributor and Dreyfus Service Corporation for distributing the Fund's Class B and Class C shares, respectively, and for the provision of certain services to the holders of Class B and Class C shares. The Company's Board of Directors believes that there is a reasonable likelihood that the Class B Service and Distribution Plan will benefit the Fund and its Class B shareholders and that the Class C Service and Distribution Plan will benefit the Fund and its Class B shareholders.

GENERAL

     Quarterly reports of the amounts expended under each of the Class A, Class B and Class C Service and Distribution Plans, and the purposes for which such expenditures were incurred, must be made to the Board of Directors for its review. In addition, the Class A, Class B and Class C Service and Distribution Plans each provide that it may not be amended to increase materially the cost which the Class A, Class B or Class C shares of the Fund, respectively, may bear pursuant to such plan without Class A, Class B or Class C shareholder approval, respectively, and that other material amendments of the Class A, Class B or Class C Service and Distribution Plan must be approved by the Board of Directors, and by the Directors who are neither interested persons of the Company nor have any direct or indirect financial interest in the operation of such plans or in any agreements entered into in connection with such plans, by vote cast in person at a meeting called for the purpose of considering such amendments. The Class A, Class B and Class C Service and Distribution Plans and the related service agreements are subject to annual approval by such vote of the Board of Directors cast in person at a meeting called for the purpose of voting on the Class A, Class B and Class C Service and Distribution Plans. The Class A, Class B and Class C Service and Distribution Plans may each be terminated at any time by vote of a majority of the Directors who are not interested persons and have no direct or indirect financial interest in the operation of such plans or in any agreements entered into in connection with such plans or by vote of a majority of the Class A, Class B or Class C shares of the Fund, respectively. Any related service agreement may be terminated without penalty at any time, by such vote. Each service agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

                             PORTFOLIO TRANSACTIONS

     The Investment Adviser has discretion to select brokers and dealers to execute portfolio transactions initiated by the Investment Adviser and to select the markets in which such transactions are to be executed. The Investment Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Investment Adviser is to seek the best combination of net price and execution for the Fund. It is expected that securities will ordinarily be purchased in the primary markets, and that in assessing the best net price and execution available to the Fund, the Investment Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the size of the transaction, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). Transactions in foreign securities markets may involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by the Fund of participations may be pursuant to privately negotiated transactions pursuant to which the Fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation.

     In selecting brokers to execute particular transactions and in evaluating the best net price and execution available, the Investment Adviser is authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). The Investment Adviser is also authorized to cause the Fund to pay to a broker who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Investment Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Investment Adviser exercises investment discretion. The Investment Adviser may also have arrangements with brokers pursuant to which such brokers provide research services to the Investment Adviser in exchange for the placement of transactions with such brokers. Research services furnished by brokers through whom the

Fund effects securities transactions may be used by the Investment Adviser in servicing all of the accounts for which investment discretion is exercised by the Investment Adviser, and not all such services may be used by the Investment Adviser in connection with the Fund. The research services provided may include, among other things, market quotation and news services, portfolio analytic systems and support, access to economic databases and analyses of macroeconomic and financial trends.

     The Investment Advisory Agreement requires the Investment Adviser to provide fair and equitable treatment to the Fund in the selection of portfolio investments and the allocation of investment opportunities as between the Fund and the Investment Adviser's other investment management clients, but does not obligate the Investment Adviser to give the Fund exclusive or preferential treatment. It is likely that from time to time the Investment Adviser may make similar investment decisions for the Fund and its other clients. In some cases, the simultaneous purchase or sale of the same security by the Fund and another client of the Investment Adviser could have a detrimental effect on the price or volume of the security to be purchased or sold, as far as the Fund is concerned. In other cases, coordination with transactions for other clients and the ability to participate in volume transactions could benefit the Fund.

                     ADDITIONAL INFORMATION CONCERNING TAXES

GENERAL

     The Fund intends to qualify to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify. To so qualify, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of any of the following held for less than three months: stock or securities, or options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies), or foreign currencies (or options, futures or forward contracts on foreign currencies) but only if such currencies (or options, futures or forward contracts) are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities (the "30% Limitation"); and (c) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, United States Government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States Government securities). These requirements may restrict the degree to which the Fund may realize short-term gains and limit the range of the Fund's investments.

     As a regulated investment company, the Fund will not be subject to Federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and "net capital gains" (i.e., the excess of the Fund's long-term capital gains over net short-term capital losses), if any, that it distributes in each taxable year to its shareholders, provided that the Fund distributes at least 90% of its net investment income for such taxable year. However, the Fund would be subject to corporate income tax (currently at a rate of 35%) on any undistributed net investment income and net capital gains. Each Fund expects to designate amounts retained as undistributed net capital gains in a notice to its shareholders who will be (i) required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (ii) entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount, against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed net capital gains included in the shareholder's income.

     The Fund will be subject to a nondeductible 4% federal excise tax to the extent that the Fund does not distribute by the end of each calendar at least 98% of its ordinary income for such year, at least 98% of its net capital gain income (generally the excess, if any, of its capital gains over its capital losses) for the one-year period ending, as a general rule, on October 31 of that year, plus any ordinary income and net capital gain income for the preceding calendar year that was not distributed during such year. For this purpose, any income or gain retained by a Fund that is subject to a corporate tax will be considered to have been distributed by year-end.

ORIGINAL ISSUE DISCOUNT

     The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in obligations such as certain Brady Bonds or zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price). In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any of the foregoing income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to dispose of other securities to be able to make distributions to its investors. The extent to which the Fund may liquidate securities at a gain may be limited by the 30% limitation discussed above.

FOREIGN WITHHOLDING TAXES

     Certain dividends and interest received by the Fund may be subject to foreign withholding taxes. If more than 50% in value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign income taxes paid by it as paid by its shareholders. If eligible, the Fund intends to make this election. If the Fund makes this election, its shareholders will be required to include in income their respective pro rata portions of foreign income taxes paid by the Fund and, if they itemize their deductions, will be entitled to deduct such respective pro rata portions in computing their taxable incomes or, alternatively, to claim foreign tax credits (subject to the limitations discussed below). Each year that the Fund makes this election, it will report to its shareholders the amount per share of foreign income taxes it has elected to have treated as paid by its shareholders.

     Generally, a credit for foreign income taxes is subject to the limitation that it may not exceed the shareholder's United States tax attributable to his or her total foreign source taxable income. For this purpose, the source of the Fund's income flows through to its shareholders. The Fund's gains from the sale of securities will be treated as derived from United States sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from United States sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, such as the portion of dividends received from the Fund that qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund.

     The foregoing is only a general description of the treatment of foreign withholding or other foreign taxes under the United States federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

OPTION AND FUTURES TRANSACTIONS

     Under section 1256 of the Code, gain or loss on certain options, futures contracts, options on futures contracts and forward contracts ("section 1256 contracts") will be treated as 60% long-term and 40% short-term capital gain or loss (hereinafter "blended gain or loss"). In addition, section 1256 contracts held by the Fund at the end of each taxable year will be required to be treated as sold at market value on the last day of such taxable year for federal income tax purposes and the resulting gain or loss will be treated as blended gain or loss. However, all or a portion of any gain realized from engaging in "conversion transactions" may be recharacterized as ordinary income under section 1258. "Conversion transactions" are defined to include certain forward, futures, option, and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Offsetting positions held by the Fund involving financial futures, forwards and options transactions may be considered, for tax purposes, to constitute "straddles," which are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of section 1256. As such, all or a portion of any short- or long-term capital gain from certain "straddle" and/or conversion transactions may be recharacterized as ordinary income.

     If the Fund were treated as entering into straddles by reason of its futures and options transactions, the straddles would be characterized as "mixed straddles" if the futures, forward and options transactions comprising a part of the straddles were governed by section 1256 of the Code. The Fund may make one or more elections with respect to mixed straddles. Depending on which election, if any, is made, the results to the Fund may differ. If no election is made, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the straddle and conversion transaction rules, short-term capital losses on straddle positions may be recharacterized as long-term capital losses, and long-term capital gains may be treated as short-term capital gains or ordinary income.

     The requirements for qualification as a regulated investment company may limit the Fund's ability to engage in certain transactions in options, futures contracts, options on futures contracts and forward contracts.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS

     Ordinarily, gains and losses realized from portfolio transactions will be recognized as capital gain and loss. However, all or a portion of any gain or loss realized from the sale or other disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial forward, futures and options contracts, and certain preferred stock) may be recognized as ordinary income or loss under section 988 of the Code.

     Generally, gains from "foreign currencies" (I.E., foreign currency options, foreign currency futures and forward foreign currency exchange contracts) will be qualifying income for purposes of determining whether 90% of the Fund's gross income is from certain qualified sources. While the treatment of income on such foreign currency instruments has been clarified, it is unclear who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures of forward foreign currency exchange contracts will be valued for purposes of the regulated investment company diversification requirements applicable to the Fund.

     Under section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., in the Fund's case, currencies other than the United States dollar). In general, foreign currency gains or losses from certain forward contracts not traded in the interbank market, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. The rules under section 988 may also affect the timing of income recognized by the Fund.

INVESTMENTS IN PASSIVE FOREIGN INVESTMENT COMPANIES

     If the Fund purchases shares in a foreign investment company treated for U.S. federal income tax purposes as a "passive foreign investment company" (a "PFIC"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and calendar year excise tax distribution requirements described in the Prospectus.

     In the case of PFIC stock owned by a registered investment company ("RIC"), H.R. 2491, as passed by Congress and vetoed by President Clinton, contained a provision that would have permitted a RIC to elect to mark-to-market stock in the PFIC annually and thereby avoid the need for a RIC to make a QEF election. It is unclear whether similar legislation will be included as part of the 1996 budget compromise. Moreover, on April 1, 1992 the Internal Revenue Service proposed regulations providing a mark-to-market election for RICs that would have effects similar to the proposed legislation. These regulations would be effective for taxable years ending after promulgation of the regulations as final regulations.

     As indicated in the Prospectus, descriptions of tax consequences set forth in this Statement of Additional Information and the Prospectus are intended to be a general guide. Investors should consult their own tax advisers regarding specific questions as to the federal, state, local and foreign tax consequences of ownership in the Fund.

                             PERFORMANCE INFORMATION

     THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN THE FUND'S PROSPECTUS ENTITLED "CERTAIN INFORMATION REGARDING PERFORMANCE."

     For purposes of quoting and comparing the performance of each Class of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return and yield. Total return and yield quotations are computed separately for each Class of shares. Under the rules of the SEC ("Commission Rules"), funds advertising performance must include average annual total return quotes calculated according to the following formula:

                            P(1+T)to the nth power = ERV

          Where:    P    =  a hypothetical initial payment of $1,000

                    T    =  average annual total return

                    n    =  number of years (1, 5 or 10)

                    ERV  =  ending redeemable value of a hypothetical
                            $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year period (or fractional portion thereof).

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. The Fund presents performance information for each Class of shares commencing with the inception of its predecessor, the Dreyfus Capital Value Fund, Inc. (the "Dreyfus Capital Value Fund"). A Class' average annual total return figures calculated in accordance with the foregoing formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B or Class C the maximum applicable CDSC has been paid upon redemption at the end of the period. Total return or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) presented that would equate the initial amount invested to the ending redeemable value.

     Performance information presented by the Fund with respect to Class A, Class B and C is restated to reflect the maximum front end sales load (with respect to Class A) or CDSC (with respect to Class B and Class C) payable by such Class at the time the performance information is presented, but is based upon the distribution and service fees and other expenses actually paid for the periods presented, rather than the distribution and service fees and other expenses payable by the Class at the time the performance information is presented. Performance information with respect to Class A will reflect annual 12b-1 fees paid by Class A at the rate of .25 of 1% of the value of the average daily net assets of Class A plus certain additional expenses associated with preparing, printing and distributing prospectuses. Performance information with respect to Class B or Class C will reflect an annual distribution fee at the rate of .75 of 1% of the value of the average daily net assets of Class B or Class C, as the case may be, an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class B or Class C, as the case may be, and certain additional incremental shareholder administrative expenses resulting from the deferred sales charge arrangements. Prior to January 15, 1993, the Dreyfus Capital Value Fund did not offer Class B shares and, prior to August 24, 1995, the Dreyfus Capital Value Fund did not offer Class C or Class R shares. Performance information with respect to Class B or C of the Dreyfus Capital Value Fund for the periods prior to the inception of those Classes does not reflect any distribution or service fees or additional incremental shareholder administrative expenses resulting from the deferred sales charge arrangements because such fees and expenses were not paid during that period. Class B and C performance information for the period of the Dreyfus Capital Value Fund's inception to the inception of Class B or Class C, as the case may be, reflects the annual service and distribution fees paid by Class A, and therefore does not reflect the higher distribution and service fees and additional incremental shareholder administrative expenses payable by Class C because such higher fees and expenses were not paid during that period.

     The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., or similar independent services or financial publications, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in each Class of Fund shares at the Fund's commencement of operations and assuming the reinvestment of each dividend or other distribution pursuant to the Fund's Dividend Reinvestment Plan for the period when the Fund was a closed-end fund and, thereafter, at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

     Past performance is not predictive of future performance. All advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Advertisements and communications may compare the performance of Fund shares with that of other mutual funds, as reported by Lipper Analytical Services, Inc. or similar independent services or financial publications, and may also contrast the Fund's investment policies and portfolio flexibility with other mutual funds. From time to time, advertisements and other Fund materials and communications may cite statistics to reflect the performance over time of Fund shares, utilizing comparisons to indexes such as the Lehman Brothers Government Bond Index, the Lehman Brothers Corporate Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Salomon Brothers High Grade Corporate Bond Index and the S&P 500 Index. From time to time, advertising materials for the Fund may refer to the Dreyfus Corporation's standing in the financial community, to the role it plays or has played in the mutual fund industry, and to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute. The Fund's advertising materials also may refer to the integration of the world's securities markets, discuss the investment opportunities available worldwide and mention the increasing importance of an investment strategy including foreign investments. In addition, advertising materials for the Fund may include the Investment Adviser's analysis of, or outlook for, the economy or financial markets, compare the Investment Adviser's analysis or outlook with the views of others in the financial community, and refer to the expertise of the Investment Adviser's personnel and their reputation in the financial community. From time to time advertising materials for the Fund also may refer to Morningstar ratings and related analyses supporting the rating.

                                 NET ASSET VALUE

     Securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for many debt securities this ordinarily will be the over-the-counter market. Notwithstanding the above, debt securities may be valued on the basis of prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specified securities. Securities not priced in this manner are valued at the mean of the most recent bid and asked quotations, or when available, at the latest quoted sale price on the date of valuation. When the Fund writes a call option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last asked price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the average of the last asked price as obtained from two or more dealers. Options purchased by the Fund are valued at the last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the average of the last bid price as obtained from two or more dealers. Other investments, including futures contracts and related options, are stated at market value or otherwise at the fair value at which it is expected they may be resold, as determined in good faith by the Board of Directors. Any assets or liabilities expressed in terms of foreign currencies are translated into United States dollars at the prevailing market rates as obtained from one or more dealers. Short-term debt securities having a value of 60 days or less from the valuation date are valued on an amortized cost basis. The values of other assets and securities for which no current quotations are readily available are determined in good faith at fair value using methods determined by the Board of Directors.

     As stated in the Prospectus, the Fund's net asset value per share for each Class of the Fund's common stock for the purpose of pricing purchase and redemption orders is determined as of 15 minutes after the close of business on the New York Stock Exchange (generally 4:00 p.m., New York time) on each business day. As used in the Prospectus, "business day" refers to those days when the Investment Adviser, the Administrator, the Transfer Agent and the New York Stock Exchange are all open for business, which is Monday through Friday, except for holidays. As of the date of this Statement of Additional Information, such holidays are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                                  CAPITAL STOCK

     Shares of each class of the Fund represent interests in the Fund in proportion to each share's net asset value. All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class (for example, matters pertaining to the service and distribution plan for Class A shares of the Fund shall be voted on only by holders of Class A shares of the Fund). Under the 1940 Act, the term "majority," when referring to the approvals to be obtained from shareholders in connection with general matters affecting the Fund, means the vote of the lesser of (i) 67% of the Fund's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Fund's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     Each share of a portfolio of the Company is entitled to such dividends and ditributions out of the assets belonging to that portfolio as are declared in the discretion of the Company's Board of Directors. In determining the Fund's net asset value, assets belonging to the Fund are credited with a proportionate share of any general assets of the Company not belonging to the Fund and are charged with the direct liabilities in respect of that Fund and with a share of the general liabilities of the Company which are normally allocated in proportion to the relative net asset values of the respective portfolios of the Company at the time of distribution.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

     Under the Company's Articles of Incorporation and Maryland law, directors and officers of the Company are not liable to the Fund or its stockholders except for (i) receipt of an improper personal benefit by a director or officer or (ii) active and deliberate dishonesty of a director or officer that is material to a cause of action in which a judgment is entered against such person. The Company's Articles of Incorporation require that it indemnify its directors and officers made party to any proceedings by reason of service in such capacities unless it is proven that (i) the act or omission of a director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or with active and deliberate dishonesty, (ii) a director or officer received an improper personal benefit or (iii) in the case of a criminal proceeding, a director or officer had reasonable cause to believe that his act or omission was unlawful. These provisions are subject to the limitation under the 1940 Act that no director or officer may be protected against liability to the Company for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his office.

                                    CUSTODIAN

     The Bank of New York acts as the U.S. and international custodian for the Fund. Under its Custodian Agreement with the Fund, The Bank of New York is authorized to establish accounts for foreign securities owned by the Fund to be held with foreign branches of United States banks as well as with certain foreign banks and securities depositaries. The custodian does not determine the investment policies of the Fund, nor decide which securities the Fund will buy or sell.

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     Dreyfus Transfer, Inc., a wholly owned subsidiary of the Sub-Investment Adviser, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholders account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. The Transfer Agent has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

                                     EXPERTS

     Ernst & Young LLP serves as the independent auditors for the Fund. The financial statements of the Dreyfus Capital Value Fund (the predecessor to the Fund) included in this Statement of Additional Information have been so included in reliance upon the report of Ernst & Young LLP, independent auditors, given on the authority of that firm as experts in auditing and accounting.

                                OTHER INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information included in the Company's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respect by such reference.



DREYFUS CAPITAL VALUE FUND (A Premier Fund)
STATEMENT OF INVESTMENTS
SEPTEMBER 30, 1995
COMMON STOCKS-40.1%

                                                                                                 SHARES         VALUE
                                                                                                 ------         -----
    BASIC INDUSTRIES-29.4%
                  Gold Mining-26.4%  Amax Gold..............................      (a)                225,500   $  1,381,188
                                     Ashanti Goldfields, G.D.R. ............      (b)                425,000      8,526,563
                                     Barrick Gold...........................                         261,200      6,758,550
                                     Battle Mountain Gold...................                         215,000      2,123,125
                                     Cambior................................                         150,000      1,593,128
                                     Driefontein Consolidated, A.D.R. ......                         127,000      1,730,375
                                     East Rand Gold & Uranium, A.D.R. ......                         100,000        290,000
                                     Echo Bay Mines.........................                         250,000      2,718,750
                                     Elandsrand Gold Mining, A.D.R. ........                         251,100      1,462,657
                                     Free State Consolidated Gold Mines, A.D.R.                      135,000      1,535,625
                                     Goldcorp, Cl. A........................                         237,860      2,348,994
                                     Golden Shamrock Mines..................      (a)                440,000        272,945
                                     Hartebeesfontein Gold Mining, A.D.R. ..                         433,000      1,309,825
                                     Hecla Mining...........................      (a)                313,500      3,801,188
                                     Homestake Mining.......................                         424,800      7,221,600
                                     Kinross Mines, A.D.R. .................                         144,000      1,584,000
                                     Newmont Gold...........................                         200,000      8,100,000
                                     Newmont Mining.........................                         118,000      5,015,000
                                     Pegasus Gold...........................      (a)                363,300      4,949,962
                                     PlacerDome.............................                         501,400     13,161,750
                                     Royal Oak Mines........................      (a)                400,000      1,725,000
                                     Santa Fe Pacific Gold..................      (a)                677,082      8,548,160
                                     TVX Gold...............................      (a)                467,000      3,269,000
                                     Vaal Reefs Exploration & Mining, A.D.R.                         347,500      2,280,469
                                     Western Area Gold Mining, A.D.R. ......                          18,100        313,356
                                     Western Deep Levels, A.D.R. ...........                          38,000      1,313,375
                                     Winkelhaak Mines, A.D.R. ..............                         175,600      1,569,425
                                                                                                               ------------
                                                                                                                 94,904,010
                                                                                                               ------------
                       Metals-3.0%  Freeport-McMoRan Copper & Gold, Cl. A...                         400,000     10,250,000
                                     Impala Platinum Holdings, A.D.R. ......                          15,000        371,816
                                                                                                               ------------
                                                                                                                 10,621,816
                                                                                                               ------------
                                     TOTAL BASIC INDUSTRIES.................                                    105,525,826
                                                                                                               ============
RESTRUCTURING-10.7%
                   Broadcasting-.5%  Tele-Communications Liberty Media, Cl. A.                        17,500        468,125
                                     Tele-Communications-TCI, Cl. A.........      (a)                 70,000      1,225,000
                                                                                                               ------------
                                                                                                                  1,693,125
                                                                                                               ------------
                      Chemicals-.6%  P.T. Tri Polyta Indonesia, A.D.R. ......                        102,000      2,193,000
                                                                                                               ------------
                  Conglomerates-.6%  Teledyne................................                         75,000      2,034,375
                                                                                                               ------------
           Electrical Equipment-.3%  Hitachi, A.D.R..........................                         10,000      1,101,250
                                                                                                               ------------
                         Energy-.8%  Baker Hughes............................                        150,000      3,056,250
                                                                                                               ------------





DREYFUS CAPITAL VALUE FUND (A Premier Fund)
STATEMENT OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 1995
COMMON STOCKS (CONTINUED)
                                                                                                 SHARES         VALUE
                                                                                                 -------        -------
    RESTRUCTURING (CONTINUED)
           Foods and Beverages-.6%  Dole Food...............................                      68,200       $ 2,361,425
                                                                                                               -----------
            Holding Companies-1.7%  Horsham.................................                     464,200         6,092,625
                                                                                                               -----------
                   Industrial-1.5%  Pepgro..................................                     848,700         2,760,425
                                     Pepgro ((N) Shares)....................                     848,700         2,557,025
                                                                                                               -----------
                                                                                                                 5,317,450
                                                                                                               -----------
                 Miscellaneous-.7%  Fleming Russia Securities Fund..........                     220,765         1,545,355
                                     Lazard Vietnam Fund....................                      87,000           913,500
                                                                                                               -----------
                                                                                                                 2,458,855
                                                                                                               -----------
                           Oil-.9%  Amerada Hess............................                      31,000         1,507,375
                                     Total S.A., A.D.R. ....................                      54,000         1,626,750
                                                                                                               -----------
                                                                                                                 3,134,125
                                                                                                               -----------
      Oil and Gas Exploration-.3%    Petro-Canada...........................                     113,500         1,223,756
                                                                                                               -----------
                      Retail- 1.6%  Duty Free International.................                     111,200         1,417,800
                                    Hartmarx................................      (a)            260,000         1,560,000
                                    K mart..................................                     187,000         2,711,500
                                                                                                               -----------
                                                                                                                 5,689,300
                                                                                                               -----------
                Semiconductors-.6%  Fujitsu................................                       27,000           338,176
                                     NEC, A.D.R............................                       18,400         1,285,700
                                     OKI Electric Industry.................       (a)             32,000           294,349
                                     Toshiba...............................                       37,000           268,788
                                                                                                               -----------
                                                                                                                 2,187,013
                                                                                                               -----------
                                     TOTAL RESTRUCTURING....................                                    38,542,549
                                                                                                              ============
                                     TOTAL COMMON STOCKS
                                       (cost $124,782,969)..................                                  $144,068,375
                                                                                                              ============
PREFERRED STOCKS-.1%
                    Conglomerates;  Teledyne, Series E
                                       (cost $11,063).......................                         750         $  10,406
                                                                                                              ============

                                                                                                  CONTRACTS
                                                                                                  SUBJECT
PUT OPTIONS-2.6%                                                                                  TO PUT
                                                                                                  -----------
                                     AMEX Security Broker/Dealer Index:
                                       January `96 @ $355...................                          33,400      $ 81,413
                                     Brokerage Basket;
                                       November `95 @ $95..................       (n)                224,323             0
                                     Nasdaq 100 Index:
                                       March `96 @ $550.....................                           4,000        76,000
                                       June `96 @ $550......................                           3,500        84,438





DREYFUS CAPITAL VALUE FUND (A Premier Fund)
STATEMENT OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 1995

                                                                                                  CONTRACTS
                                                                                                  SUBJECT
PUT OPTIONS (CONTINUED)                                                                           TO PUT          VALUE
                                                                                                  ----------      --------
                                     Philadelphia Semi-Conductor Index;
                                       June `96 @ $280......................                           4,200      $152,250
                                     Standard & Poor's 500 Index Flex Options:
                                       December `95 @ $450..................                         122,000        26,688
                                       December `96 @ $525..................                          32,500       365,625
                                     Standard & Poor's 500 Index:
                                       December `95 @ $375..................                          45,500         5,687
                                       December `95 @ $400..................                          45,500         2,844
                                       December `95 @ $450..................                          71,500        20,109
                                       December `95 @ $475..................                          40,100        15,037
                                       December `95 @ $485..................                          30,000        15,000
                                       December `95 @ $550..................                          41,500       140,063
                                       March `96 @ $453.....................      (n)                 90,930         3,637
                                       March `96 @ $500.....................                         113,000       268,375
                                       March `96 @ $525.....................                          84,000       351,750
                                       June `96 @ $450......................                          23,500        36,719
                                       June `96 @ $475......................                         113,000       268,375
                                       June `96 @ $500......................                          73,000       310,250
                                       June `96 @ $550......................                          52,000       546,000
                                       September `96 @ $550.................                         101,000     1,350,875
                                       December `96 @ $525..................                          32,500       357,500


                                                                                                  PRINCIPAL
                                                                                                  AMOUNT
                                                                                                  SUBJECT
                                                                                                  TO PUT
                                                                                                  -------
                                     Japanese Government Bond:
                                       4.60%, 9/20/2004:
                                           May `96 @ $1.288................ (c,d,n)            $  27,955,912     2,591,910
                                           June `96 @ $1.343................(c,d,n)               13,271,002     2,248,909
                                     U.S. Treasury Bond;
                                       7.625%, 2/15/2025;
                                        April `96 @ $103.078................(n)                   30,000,000       120,000
                                                                                                                ----------
                                     TOTAL PUT OPTIONS
                                       (cost $25,556,433)...................                                    $9,439,454
                                                                                                                ==========

                                                                                                  PRINCIPAL
BONDS AND NOTES-37.4%                                                                             AMOUNT
                                                                                                  --------
          BONDS-36.6%..........      Argentinian Securities;
                                       Republic of Argentina,
                                          5%, 3/31/2023................(e,f,g)                 $   2,250,000   $ 1,092,656
                                     Austrian Securities;
                                       Republic of Austria,
                                         4.50%, 2/12/2000................(h)                      27,744,166    28,881,677




DREYFUS CAPITAL VALUE FUND (A Premier Fund)
STATEMENT OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 1995


                                                                                                  PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                       AMOUNT                  VALUE
                                                                                                  -------                 -------
              BONDS (CONTINUED)...... Danish Securities;
                                       Kingdom of Denmark,
                                       4.25%, 9/30/1999................(h)                     $12,964,564          $ 13,411,841
                                     Dutch Securities;
                                       Netherlands Government,
                                       7.25%, 7/15/1999................(j)                       4,062,754             4,308,550
                                     German Securities;
                                       Bundesrepublik Deutschland:
                                        8.50%, 4/22/1996................(i)                     42,337,299            43,323,758
                                          9%, 10/20/2000................(i)                     16,710,987            18,893,442
                                          8.875%, 12/20/2000............(i)                     12,596,221            14,193,422
                                     Venezuelan Securities;
                                       Republic of Venezuela,
                                          6.75%, 3/31/2020.............(e,f)                    14,000,000             7,175,000
                                                                                                                     -----------
                                                                                                                     131,280,346
                                                                                                                     -----------
                  NOTES-.8%          Federal National Mortgage Association,
                                       Non-Callable Strips, (collateralized by
                                       FNMA Strip, 10/1/2024) Cl. 267-2,
                                       8.50%, 10/25/2024 (Interest Only Obligation)             11,748,490 (k)         2,915,094
                                                                                                                     -----------
                                     TOTAL BONDS AND NOTES
                                       (cost $115,829,424)..................                                        $134,195,440
                                                                                                                    ============
LOAN PARTICIPATIONS-2.3%
                           FOREIGN LOAN PARTICIPATIONS:Vnesheconombank (Bank for Foreign
                        Economic Affairs of the USSR) 5/3/2025...................      (h,n)   $19,446,845          $  6,077,139
                                                      5/3/2025...................      (i,n)     6,298,111             2,212,211
                                                                                                                    ------------
                                     TOTAL LOAN PARTICIPATIONS
                                       (cost $6,703,509).........................                                   $  8,289,350
                                                                                                                    ============
SHORT-TERM INVESTMENTS-21.5%
               U.S. TREASURY BILLS:. 5.35%, 10/5/95 ...................(l,m)                   $44,201,000          $ 44,169,617
                                     5.35%, 10/12/95...................(l,m)                     3,453,000             3,447,026
                                     5.36%, 11/9/95.........................                       409,000               406,595
                                     5.38%, 11/16/95........................                    16,567,000            16,452,191
                                     5.37%, 11/24/95...................(l,m)                     9,429,000             9,352,625
                                     5.24%, 12/7/95.........................                     3,377,000             3,343,028
                                                                                                                    ------------
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $77,178,940)...................                                        $ 77,171,082
                                                                                                                    ============





DREYFUS CAPITAL VALUE FUND (A Premier Fund)
STATEMENT OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 1995

                                                                                                                     VALUE
                                                                                                                   ------------
       TOTAL INVESTMENTS (cost $350,062,338) ................................                  104.0%              $ 373,174,107
                                                                                              ======               =============
       LIABILITIES, LESS CASH AND RECEIVABLES ...............................                   (4.0%)             $ (14,273,638)
                                                                                              ======               =============
       NET ASSETS............................................................                  100.0%              $ 358,900,469
                                                                                              ======               =============

NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Non-income producing.
    (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1995, this security amounted to $8,526,563 or 2.4% of net assets.
    (c) Strike price converted to U.S. Dollars at the prevailing rate of exchange.
    (d)  Denominated in Japanese Yen.
    (e)  Denominated in U.S. Dollars.
    (f)  Secured by U.S. Treasury securities.
    (g)  Scheduled variable interest rate.
    (h)  Denominated in Swiss Francs.
    (i)  Denominated in German Marks.
    (j)  Denominated in Dutch Guilder.
    (k)  Notional face amount.
    (l)  Partially held by broker as collateral for open short positions.
    (m) Partially held by the custodian in a segregated account as collateral for open financial futures positions.
    (n) Securities restricted as to public resale. Investments in restricted securities, with an aggregate market value of $13,253,806, represents approximately 3.7% of net assets:


                                 ACQUISITION      PURCHASE      PERCENTAGE OF
PUT OPTIONS:                        DATE            PRICE         NET ASSETS     VALUATION*
-----------                      -----------      --------      --------------   ----------
Brokerage Basket**
  November `95 @ $95...........   11/11/94         $ 5.70             0.00       fair value
Japanese Government Bond:
  4.60%, 9/20/2004, May `96
  @ $1.288.....................    5/16/95         $  .07             0.72       fair value
  4.60%, 9/20/2004, June `96
  @ $1.343.....................    6/21/95         $  .08             0.63       fair value
Standard & Poor's 500 Index
  March `96 @ $453.............   12/14/94         $21.99             0.00       fair value
U.S. Treasury Bond;
  7.625%, 2/15/2025, April `96
  @ $103.078...................    4/12/95         $ 4.72             0.03       fair value
LOAN PARTICIPATIONS;
--------------------
Vnesheconombank
  (Bank for Foreign Economic
  Affairs of the USSR)
    5/3/2025...................     5/2/95         $  .24             2.30       fair value
    6/29/95

* The valuation of these securities has been determined in good faith under the direction of the Board of Directors.
** Consists of Common Stocks of six publicly traded brokerage firms.





DREYFUS CAPITAL VALUE FUND (A Premier Fund)
STATEMENT OF FINANCIAL FUTURES
SEPTEMBER 30, 1995

                                        SEPTEMBER 30, 1995                            UNREALIZED
                                                   MARKET VALUE                      APPRECIATION
                                       NUMBER OF     COVERED                        (DEPRECIATION)
                                       CONTRACTS   BY CONTRACTS    EXPIRATION         AT 9/30/95
                                        ---------   ------------   ------------     ---------------
FINANCIAL FUTURES PURCHASED;
Nikkei 225...........................       22       $ 1,980,550   December `95         $(23,400)

FINANCIAL FUTURES SOLD SHORT:
Hang Seng............................       70        (4,371,553)  October `95            (3,625)
Japanese Yen.........................       22        (2,823,975)  March `96              84,000
                                                                                    ---------------
                                                                                         $56,975
                                                                                    ---------------
                                                                                    ---------------
See notes to financial statements.





DREYFUS CAPITAL VALUE FUND (A Premier Fund)
STATEMENT OF SECURITIES SOLD SHORT
SEPTEMBER 30, 1995
COMMON STOCKS-18.9%

                                                                                                  SHARES         VALUE
                                                                                                 --------     -----------
    AUTO RELATED-.3%    Ford Motor....................................................            40,000       $1,245,000
                                                                                                              -----------

    COMPUTERS-.4%       Compaq Computer...............................................            32,000        1,548,000
                                                                                                              -----------

    CONSUMERS-6.1%      Anheuser-Busch...............................................              5,700          355,537
                        B.A.T. Industries, A.D.R. ...................................             23,100          392,700
                        Clorox.......................................................             22,000        1,570,250
                        Coca-Cola....................................................             41,000        2,829,000
                        Disney (Walt)................................................             10,000          573,750
                        General Mills................................................             52,000        2,899,000
                        Gillette.....................................................             23,000        1,095,375
                        Heinz (H.J.).................................................             35,900        1,642,425
                        Kellogg......................................................             50,000        3,618,750
                        Reebok International.........................................             53,900        1,852,813
                        Rubbermaid...................................................             60,300        1,665,787
                        Sara Lee.....................................................             81,000        2,409,750
                        Wrigley, (Wm), Jr............................................             20,000        1,010,000
                                                                                                              -----------
                                                                                                               21,915,137
                                                                                                              -----------

     FINANCE-4.2%       ADVANTA, Cl. A...............................................              2,500          112,500
                        Alex Brown...................................................             19,900        1,161,663
                        Bear Stearns.................................................            122,587        2,635,620
                        CMAC Investment..............................................             15,000          789,375
                        Conseco......................................................             22,000        1,152,250
                        MGIC Investment..............................................             22,000        1,259,500
                        Merrill Lynch................................................             42,000        2,625,000
                        PMI Group....................................................             10,000          473,750
                        Paine Webber Group...........................................             88,000        1,738,000
                        Schwab (Charles).............................................             80,000        2,240,000
                        United Asset Management......................................             20,000          802,500
                                                                                                              -----------
                                                                                                               14,990,158
                                                                                                              -----------

    HEALTH CARE-.3%     Healthsource.................................................             23,000        1,106,875
                                                                                                              -----------

    MACHINERY-CONSTRUCTION &
    MATERIAL-.7%        Deere & Co...................................................             18,200        1,481,025
                        Ingersoll-Rand...............................................             26,500          993,750
                                                                                                              -----------
                                                                                                                2,474,775
                                                                                                              -----------

    RESTAURANTS-.6%     Outback Steakhouse...........................................             74,500        2,290,875
                                                                                                              -----------

    RETAIL-1.5%         Home Depot...................................................             64,233        2,561,291
                        Sysco........................................................             25,000          681,250
                        Wal-Mart Stores..............................................             81,000        2,014,875
                                                                                                              -----------
                                                                                                                5,257,416
                                                                                                              -----------

    TECHNOLOGY-4.2%     American Power Conversion....................................             47,000          575,750
                        Applied Materials............................................             16,700        1,707,575
                        Integrated Device Technology.................................             36,000          900,000
                        Intel........................................................             30,600        1,839,825



DREYFUS CAPITAL VALUE FUND (A Premier Fund)
STATEMENT OF SECURITIES SOLD SHORT (CONTINUED)
SEPTEMBER 30, 1995
COMMON STOCKS (CONTINUED)


                                                                                                  SHARES         VALUE
                                                                                                 --------     -----------
     TECHNOLOGY (CONTINUED)
                        KLA Instruments..............................................              19,500     $ 1,564,875
                        Kulicke & Soffa Industries...................................              38,000       1,387,000
                        Maxim Integrated Products....................................              15,000       1,110,000
                        Micron Technology............................................              10,000         795,000
                        Microsoft....................................................              11,000         995,500
                        Motorola.....................................................              21,000       1,603,875
                        Novellus Systems.............................................              14,000         980,000
                        Texas Instruments............................................              20,000       1,597,500
                                                                                                              -----------
                                                                                                               15,056,900
                                                                                                              -----------

    TELECOMMUNICATIONS-.6%
                        Hong Kong Telecom, A.D.R. ..................................              114,000       2,080,500
                                                                                                              -----------
                        TOTAL SECURITIES SOLD SHORT
                            (proceeds $65,428,414)..................................                          $67,965,636
                                                                                                              -----------
                                                                                                              -----------

See notes to financial statements.


DREYFUS CAPITAL VALUE FUND (A Premier Fund)
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1995

ASSETS:
    Investments in securities, at value
     (cost $350,062,338)-see statement......................................                        $ 373,174,107

    Cash....................................................................                              620,787
    Receivable from broker for proceeds on securities sold short............                           65,428,414
    Dividends and interest receivable.......................................                            5,945,967
    Receivable for investment securities sold...............................                            1,234,459
    Receivable for subscriptions to Common Stock............................                              236,972
    Prepaid expenses........................................................                               76,703
                                                                                                     ____________
                                                                                                      446,717,409
LIABILITIES:
    Due to investment adviser...............................................      $   132,304
    Due to sub-investment adviser...........................................           93,263
    Due to Distributor......................................................          130,083
    Securities sold short, at value
     (proceeds $65,428,414)-see statement...................................       67,965,636
    Bank loans payable-Note 2...............................................       10,000,000
    Net unrealized depreciation on forward currency
     exchange contracts-Note 4(a)...........................................        5,203,133
    Payable for investment securities purchased.............................        2,539,142
    Payable for Common Stock redeemed.......................................        1,335,306
    Interest payable........................................................           56,623
    Payable for futures variation margin-Note 4(a)..........................            6,806
    Accrued expenses........................................................          354,644          87,816,940
                                                                                   __________       _____________
NET ASSETS..................................................................                        $ 358,900,469
                                                                                                    =============

REPRESENTED BY:
    Paid-in capital.........................................................                        $ 469,863,103
    Accumulated undistributed investment income-net.........................                           14,105,924
    Accumulated net realized (loss) on investments, securities sold short,
     foreign currency transactions and financial futures....................                         (140,552,041)
    Accumulated net unrealized appreciation on investments, securities sold short, and foreign currency transactions
     (including $56,975 net unrealized appreciation
     on financial futures)-Note 4(b)........................................                           15,483,483
                                                                                                    _____________
NET ASSETS at value.........................................................                         $358,900,469
                                                                                                    =============


DREYFUS CAPITAL VALUE FUND (A Premier Fund)
STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
SEPTEMBER 30, 1995

Shares of Common Stock outstanding:
    Class A Shares
     (100 million shares of $.01 par value authorized).....................     25,543,483
                                                                                ==========
    Class B Shares
     (100 million shares of $.01 par value authorized).....................      8,438,630
                                                                                ==========
    Class C Shares
     (100 million shares of $.01 par value authorized).....................             94
                                                                                ==========
    Class R Shares
     (100 million shares of $.01 par value authorized).....................             92
                                                                                ==========
NET ASSET VALUE per share:
    Class A Shares
     ($271,051,783 / 25,543,483 shares)....................................         $10.61
                                                                                ==========
    Class B Shares
     ($87,846,730 / 8,438,630 shares)......................................         $10.41
                                                                                ==========
    Class C Shares
     ($979 / 94 shares)....................................................         $10.41
                                                                                ==========
    Class R Shares
     ($977 / 92 shares)....................................................         $10.62
                                                                                 =========

See notes to financial statements.

DREYFUS CAPITAL VALUE FUND (A Premier Fund)
STATEMENT OF OPERATIONS

                                                                                   YEAR ENDED SEPTEMBER 30, 1995
INVESTMENT INCOME:
  INCOME:
    Interest................................................................         $ 20,726,708
    Cash dividends (net of $75,753 foreign taxes withheld at source)......              1,924,318
                                                                                     ____________
        TOTAL INCOME........................................................                             $ 22,651,026
  EXPENSES:
    Investment advisory fee-Note 3(a).......................................            1,840,790
    Sub-investment advisory fee-Note 3(a)...................................            1,365,789
    Dividends on securities sold short....................................              1,861,794
    Shareholder servicing costs-Note 3(c).................................              1,659,621
    Distribution fees-Note 3(b)...........................................                738,585
    Prospectus and shareholders' reports..................................                120,170
    Custodian fees........................................................                106,205
    Professional fees.....................................................                 73,048
    Registration fees.....................................................                 72,468
    Interest expense-Note 2...............................................                 59,145
    Directors' fees and expenses-Note 3(d)................................                 49,789
    Miscellaneous.........................................................                 22,130
                                                                                     ____________
        TOTAL EXPENSES......................................................                                7,969,534
                                                                                                         ____________
        INVESTMENT INCOME-NET...............................................                               14,681,492
                                                                                                         ____________
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments-Note 4(a):
    Long transactions (including options transactions and foreign
     currency transactions).................................................                             $  2,696,163
    Short sale transactions.................................................                              (22,403,778)
    Net realized gain on forward currency exchange contracts-Note 4(a);
     Long transactions......................................................                                  118,547
    Net realized (loss) on financial futures-Note 4(a);
     Short transactions.....................................................                               (7,893,569)
                                                                                                         ____________
      NET REALIZED (LOSS)...................................................                              (27,482,637)
    Net unrealized (depreciation) on investments, securities sold short and foreign currency transactions [including ($1,427,125) net
     unrealized (depreciation) on financial futures]........................                              (28,971,658)
                                                                                                         ____________
      NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS.....................                              (56,454,295)
                                                                                                         ____________
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......................                             $(41,772,803)
                                                                                                         =============

See notes to financial statements.

DREYFUS CAPITAL VALUE FUND (A Premier Fund)
STATEMENT OF CHANGES IN NET ASSETS

                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                               -----------------------------------
                                                                                    1994                   1995
                                                                               -------------         -------------
OPERATIONS:
  Investment income-net...................................................     $   9,823,170         $  14,681,492
  Net realized (loss) on investments, securities sold short,
   foreign currency transactions and financial futures....................        (9,217,163)          (27,482,637)
  Net unrealized appreciation (depreciation) on investments, securities sold short, foreign currency transactions and financial futures
   for the year...........................................................        26,168,303           (28,971,658)
                                                                               _____________         _____________
    NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......        26,774,310           (41,772,803)
                                                                               _____________         _____________
DIVIDENDS TO SHAREHOLDERS FROM;
  Investment income-net:
    Class A shares........................................................        (8,633,848)           (8,406,886)
    Class B shares........................................................          (913,770)           (1,940,644)
    Class C shares........................................................             --                   --
    Class R shares........................................................             --                   --
                                                                               _____________         _____________
      TOTAL DIVIDENDS.....................................................        (9,547,618)          (10,347,530)
                                                                               _____________         _____________
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares........................................................       116,664,797            39,533,363
    Class B shares........................................................        85,400,651            26,973,391
    Class C shares........................................................             --                    1,000
    Class R shares........................................................             --                    1,000
  Dividends reinvested:
    Class A shares........................................................         4,857,514             5,143,774
    Class B shares........................................................           489,988               990,338
    Class C shares........................................................             --                   --
    Class R shares........................................................             --                   --
  Cost of shares redeemed:
    Class A shares........................................................      (147,154,408)         (136,312,596)
    Class B shares........................................................        (8,939,968)          (36,549,208)
    Class C shares........................................................             --                   --
    Class R shares........................................................             --                   --
                                                                               _____________         _____________

      INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS...        51,318,574          (100,218,938)
                                                                               _____________         _____________
        TOTAL INCREASE (DECREASE) IN NET ASSETS...........................        68,545,266          (152,339,271)

NET ASSETS:
  Beginning of year.......................................................       442,694,474           511,239,740
                                                                               _____________         _____________
  End of year (including undistributed investment income-net:
    $9,771,962 in 1994 and $14,105,924 in 1995)...........................     $ 511,239,740         $ 358,900,469
                                                                               =============         =============


DREYFUS CAPITAL VALUE FUND (A Premier Fund)
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                   SHARES
                                           CLASS A                     CLASS B                  CLASS C           CLASS R
                                --------------------------    --------------------------     -------------     -------------
                                 YEAR ENDED SEPTEMBER 30,      YEAR ENDED SEPTEMBER 30,     PERIOD ENDED      PERIOD ENDED
                                --------------------------    --------------------------    SEPTEMBER 30,     SEPTEMBER 30,
                                    1994           1995          1994           1995           1995*              1995*
                                ------------  ------------    ------------  ------------    -------------     -------------
CAPITAL SHARE TRANSACTIONS:
  Shares sold...............      9,919,385     3,569,389       7,342,835      2,464,126          94                92
  Shares issued for
   dividends reinvested.....        411,308       466,343          41,951         91,024          --                --
  Shares redeemed...........    (12,560,968)  (12,382,551)       (783,960)    (3,400,272)         --                --
                                -----------   -----------       ---------     ----------         ----              ----
    (DECREASE) IN
      SHARES OUTSTANDING....     (2,230,275)   (8,346,819)      6,600,826       (845,122)         94                92
                                ===========   ===========       =========     ==========         ====              ====


* From August 22, 1995 (commencement of initial offering) to September 30, 1995.


See notes to financial statements.

DREYFUS CAPITAL VALUE FUND (A Premier Fund)
FINANCIAL HIGHLIGHTS

    Reference is made to page 4 of the Fund's Prospectus dated February 1, 1996.

DREYFUS CAPITAL VALUE FUND (A Premier Fund)
NOTES TO FINANCIAL STATEMENTS

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:

    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Comstock Partners, Inc. ("Comstock Partners") serves as the Fund's sub-investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. Dreyfus is a direct subsidiary of Mellon Bank, N.A.

    The Fund offers Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within six years of purchase, Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the four Classes include the services offered to and the expenses borne by each Class and certain voting rights.

    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the

DREYFUS CAPITAL VALUE FUND (A Premier Fund)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

distribution requirements of the Internal Revenue Code. This may result in distributions that are in excess of investment income-net and net realized gain on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

    The Fund has an unused capital loss carryover of approximately $122,600,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1995. The carryover does not include net realized securities losses from November 1, 1994 through September 30, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1995. If not applied, $9,100,000 of the carryover expires in fiscal 1999, $29,800,000 expires in fiscal 2000, $17,800,000 expires in fiscal 2001, $56,700,000 expires in fiscal 2002, and $9,200,000 expires in fiscal 2003.

NOTE 2-BANK LINE OF CREDIT:

    In accordance with an agreement with a bank, the Fund may borrow up to $10 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to Federal Funds rates in effect from time to time. Outstanding borrowings on September 30, 1995 under the line of credit, amounted to $10 million, at an annualized rate of 7.05%.

    The average daily amount of short-term debt outstanding during the year ended September 30, 1995 was approximately $859,000, with a related weighted average annualized interest rate of 6.89%. The maximum amount borrowed at any time during the year ended September 30, 1995 was $10 million.

NOTE 3-INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

    (A) Fees payable by the Fund pursuant to the provisions of an Investment Advisory Agreement with Dreyfus and a Sub-Investment Advisory Agreement with Comstock Partners (together "Agreements") are payable monthly, computed on the average daily value of the Fund's net assets at the following annual rates:


   AVERAGE NET ASSETS                      DREYFUS         COMSTOCK PARTNERS
   --------------------                    -------         -----------------
    0 up to $25 million................   .60 of 1%            .15 of 1%
    $25 up to $75 million..............   .50 of 1%            .25 of 1%
    $75 up to $200 million.............   .45 of 1%            .30 of 1%
    $200 up to $300 million............   .40 of 1%            .35 of 1%
    In excess of $300 million..........   .375 of 1%           .375 of 1%

    The Agreements further provide that the Fund may deduct from the fees to be paid to Dreyfus and Comstock Partners, or Dreyfus and Comstock Partners will bear such excess expense, to the extent required by state law, should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates dividends and interest accrued on securities sold short), and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund. The most stringent state expense limitation applicable to the Fund presently requires reimbursement in any full fiscal year that such expenses (exclusive of distribution expenses and certain expenses as described above) exceed 21\2% of the first $30

DREYFUS CAPITAL VALUE FUND (A Premier Fund)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. No expense reimbursement was required for the year ended September 30, 1995.

    Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, retained $13,897 during the year ended September 30, 1995 from commissions earned on sales of Fund shares.

    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C. During the year ended September 30, 1995, $738,584 was charged to the Fund for the Class B shares and $1 was charged to the Fund for the Class C shares.

    (C) Under the Shareholder Services Plan, the Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amount to be paid to Service Agents. For the year ended September 30, 1995, $822,664, $246,195 were charged to Class A and B shares, respectively, and no amounts were charged to the Class C shares, by the Distributor pursuant to the Shareholder Services Plan.

    (D) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and each director emeritus receives 50% of such compensation.

NOTE 4-SECURITIES TRANSACTIONS:

    (A) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, financial futures, forward currency exchange contracts and options transactions during the year ended September 30, 1995:

                                           PURCHASES           SALES
                                        ---------------    ---------------

    Long transactions..............      $ 87,407,314        $ 77,568,367
    Short sale transactions........       136,098,892          76,244,500
                                        _______________     _______________
      TOTAL........................       $223,506,206       $153,812,867
                                        ==============      ==============

    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover its short position. Securities sold short at September 30, 1995 and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

DREYFUS CAPITAL VALUE FUND (A Premier Fund)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The following summarizes open forward currency contracts at September 30, 1995:


                                                                     U.S.
                                                                    DOLLAR          UNREALIZED
FORWARD CURRENCY CONTRACTS:                       PROCEEDS           VALUE         (DEPRECIATION)
                                                 -----------      -----------      --------------
SALES:
  Dutch Guilders, expiring 11/20/95...........   $ 4,072,948      $ 4,203,262       $  (130,314)
  German Deutschemarks, expiring 11/17/95.....    73,520,652       75,890,661        (2,370,009)
  Swiss Francs, expiring 11/17/95.............    42,549,364       45,252,174        (2,702,810)

                                                    COST
                                                 -----------
PURCHASES;
  Hong Kong Dollars, expiring 10/3/95.........   $   181,174          181,174            --
                                                                                     -----------
                     TOTAL.......................................................   $(5,203,133)
                                                                                     ===========

   The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the statement of assets and liabilities.

    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are made or received to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at September 30, 1995 and their related unrealized market appreciation (depreciation) are set forth in the Statement of Financial Futures.

    The Fund may purchase put and call options, including restricted options, which are not exchange traded in order to gain exposure to or protect against changes in the market. The Fund's exposure to credit risk associated with counter party nonperformance on these investments is typically limited to the market value of such investments that are disclosed in the Statement of Investments.

    The Fund may invest in fixed and floating rate loans arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions. The Fund's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties. As a result the Fund may be subject to credit risk from the issuer of

DREYFUS CAPITAL VALUE FUND (A Premier Fund)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sovereign Debt Obligations and the third party. In addition such loans may be less liquid and may be subject to greater price volatility.

    (B) At September 30, 1995, accumulated net unrealized appreciation on investments was $20,631,522, consisting of $46,860,961 gross unrealized appreciation and $26,229,439 gross unrealized depreciation, excluding foreign currency transactions.

    At September 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS CAPITAL VALUE FUND (A PREMIER FUND)

    We have audited the accompanying statement of assets and liabilities of Dreyfus Capital Value Fund (A Premier Fund), including the statements of investments, financial futures and securities sold short, as of September 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Capital Value Fund (A Premier Fund) at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


[Ernst & Young LLP signature logo]


New York, New York
November 13, 1995

                          COMSTOCK PARTNERS FUNDS, INC.

                           PART C.  OTHER INFORMATION



Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements:

               Included in Part A of the Registration Statement:

               Financial Highlights of the Comstock Partners Strategy Fund (the "Strategy Fund") for the period beginning May 26, 1988 (commencement of operations) and ending April 30, 1989, and for the years ended April 30, 1990, April 30, 1991, April 30, 1992, April 30, 1993, April 30, 1994, and April 30, 1995.

               Financial Highlights of the Dreyfus Capital Value Fund, Inc. (the predecessor to the Comstock Partners Capital Value Fund) for the period beginning October 10, 1985 (commencement of operations) and ending September 30, 1986, and for the years ended September 30, 1987, September 30, 1988, September 30, 1989, September 30, 1990, September 30, 1991, September 30, 1992, September 30, 1993,
               September 30, 1994, and September 30, 1995.

               Included in Part B of the Registration Statement:

               Schedule of Investments of the Strategy Fund as of April 30, 1995

               Statement of Assets and Liabilities of the Strategy Fund as of April 30, 1995

               Statement of Operations of the Strategy Fund for the year ended April 30, 1995

               Statements of Changes in Net Assets of the Strategy Fund for the two years ended April 30, 1994 and April 30, 1995

               Financial Highlights of the Strategy Fund for the years ended April 30, 1991, April 30, 1992, April 30, 1993, April 30, 1994,
               and April 30, 1995

               Notes to Financial Statements of the Strategy Fund

               Independent Auditors' Report dated May 31, 1995

     Schedules No. I through VII and other Financial Statements relating to the Comstock Partners Strategy Fund, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes which are included in Part B of the Registration Statement.


                         Statement of Investments of the Dreyfus Capital
                          Value Fund--September 30, 1995

                         Statement of Financial Futures of the Dreyfus Capital
                          Value Fund--September 30, 1995

                         Statement of Securities Sold Short of the Dreyfus
                          Capital Value Fund--September 30, 1995

                         Statement of Assets and Liabilities of the Dreyfus
                          Capital Value Fund--September 30, 1995

                         Statement of Operations of the Dreyfus Capital
                          Value Fund--year ended September 30, 1995

                         Statement of Changes in Net Assets of the Dreyfus
                          Capital Value Fund--for each of the years ended September 30, 1994 and 1995

                         Notes to Financial Statements of the Dreyfus Capital
                          Value Fund

                         Report of Ernst & Young, LLP, Independent Auditors,
                          dated November 13, 1995

               All Schedules and other financial statement information relating to the Dreyfus Capital Value Fund, the predecessor to the Comstock Partners Capital Value Fund, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.

          (b) Exhibits:

          Exhibits
          Number              Description
          --------            -----------

               1(a) - -  Registrant's Articles of Amendment and Restatement.

               1(b) - -  Form of Registrant's Articles Supplementary.

               1(c) - -  Form of Registrant's Articles
                         Supplementary.


               1(d) - -  Form of Registrant's Articles of Amendment

               1(e) - -  Form of Registrant's Articles Supplementary


               2    - -  Registrant's By-Laws.

               3    - -  None.

               4(a) - - Form of Stock Certificate for Comstock Partners Strategy Fund Class O shares of common stock.*

               4(b) - - Form of Stock Certificate for Comstock Partners Strategy Fund Class A shares of common stock.*

               4(c) - - Form of Stock Certificate for Comstock Partners Strategy Fund Class C shares of common stock.*

               4(d) - - Form of Stock Certificate for Comstock Partners Capital Value Fund Class A, B, C and R shares of common stock.

               5(a) - - Form of Amended Investment Advisory Agreement between Registrant, on behalf of the Comstock Partners Strategy Fund, and Comstock Partners, Inc.

               5(b) - - Form of Amended Sub-Investment Advisory Agreement between Comstock Partners, Inc., on behalf of the Comstock Partners Strategy Fund, and The Dreyfus Corporation.

               5(c) - - Form of Investment Advisory Agreement between Registrant, on behalf of the Comstock Partners Capital Value Fund, and Comstock Partners, Inc.

               5(d) - - Form of Sub-Investment Advisory Agreement between Registrant, on behalf of Comstock Partners Capital Value Fund, and The Dreyfus Corporation.

               6    - -  Form of Distribution Agreement between Registrant and
                         Premier Mutual Fund Services, Inc.*

               7    - -  None.

               8(a) - - Form of Custody Agreement between Registrant and The Bank of New York.*

               8(b) - - Form of Custody Agreement between Registrant and Brown Brothers Harriman & Co.*

               9(a) - - Form of Amended Administration Agreement between Registrant and Princeton Administrators, Inc.*

               9(b) - - Amendment to Amended Administration Agreement between Registrant and Princeton Administrators, L.P.*


               10   - -  Opinion and Consent of Venable, Baetjer and Howard.

               11   - -  Independent Auditors' Consent.

               12   - -  None.

               13   - -  None.

               14   - -  None.

               15(a)- - Form of Amended and Restated Class A Service and Distribution Plan.

               15(b)- -  Form of Class B Service and Distribution Plan.

               15(c)- - Form of Amended and Restated Class C Service and Distribution Plan.

               16(a)- - Calculation of Total Return with respect to the Comstock Partners Strategy Fund.*

               16(b)-- Calculation of Total Return with respect to the Comstock Partners Capital Value Fund.**

               18   - -  Form of Amended and Restated Multiclass Plan.

               27   --   Financial Data Schedules for Comstock Partners
                         Capital Value Fund.



     Other Exhibits (a)  Powers of Attorney for Messrs. Salvigsen, Minter,
                         Smith, Kelley, and Adelberg.

               -------------------------------
               *    Previously filed.
               **   To be filed by amendment.



Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          Not applicable

Item 26.  NUMBER OF HOLDERS OF SECURITIES


                                                                Number of Record
                                                                Holders at
          Title of Class                                        January 30, 1996
          --------------                                        ----------------

          Class A shares of Comstock
          Partners Strategy Fund,
          par value $.001 per share. . . . . . .                     1179

          Class O shares of Comstock
          Partners Strategy Fund,
          par value $.001 per share. . . . . . .                     8834

          Class C shares of Comstock
          Partners Strategy Fund,
          par value $.001 per share. . . . . . .       5

          Class A shares of Comstock
          Partners Capital Value Fund,
          par value $.001 per share. . . . . . .       0

          Class B shares of Comstock
          Partners Capital Value Fund,
          par value $.001 per share. . . . . . .       0

          Class C shares of Comstock
          Partners Capital Value Fund,
          par value $.001 per share. . . . . . .       0

          Class R shares of Comstock
          Partners Capital Value Fund,
          par value $.001 per share. . . . . . .       0



Item 27.  INDEMNIFICATION

          Reference is made to Article VII of Registrant's Articles of Incorporation, Article VI of Registrant's By-laws, and subsections 1.10 and 1.11 of the Distribution Agreement between the Registrant and Premier Mutual Fund Services, Inc.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          Reference is made to the Sections entitled "Management Arrangements" in the Prospectus and the Statement of Additional Information with respect to the Investment Adviser.

          The following information is furnished with respect to the Sub-Investment Adviser:

The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies.

Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker/dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

                ------------------------------------------------
                Officers and Directors of Sub-Investment Adviser
                ------------------------------------------------

 Name and Position
 with Dreyfus           Other Businesses
 -----------------      ----------------


 MANDRESS L. BERMAN     Real estate consultant and private
 Director               investor
                             29100 Northwestern Highway, Suite 370
                             Southfield, Michigan 48034;
                        Past Chairman of the Board of Trustees
                        of Skillman Foundation.
                        Member of The Board of Vintners Intl.

 FRANK V. CAHOUET       Chairman of the Board, President and
 Director               Chief Executive Officer:
                             Mellon Bank Corporation
                             One Mellon Bank Center
                             Pittsburgh, Pennsylvania 15258;
                             Mellon Bank, N.A.
                             One Mellon Bank Center
                             Pittsburgh, Pennsylvania 15258
                        Director:
                             Avery Dennison Corporation
                             150 North Orange Grove Boulevard
                             Pasadena, California 91103;
                             Saint-Gobain Corporation
                             750 East Swedesford Road
                             Valley Forge, Pennsylvania 19482;
                             Teledyne, Inc.
                             1901 Avenue of the Stars
                             Los Angeles, California 90067

 ALVIN E. FRIEDMAN      Senior Adviser to Dillon, Read & Co.
 Director               Inc.
                             535 Madison Avenue
                             New York, New York 10022;
                             Director and member of the Executive
                             Committee of Avnet, Inc.**

 LAWRENCE M. GREENE     Director:
 Director                    Dreyfus America Fund

 JULIAN M. SMERLING     None
 Director


 HOWARD STEIN           Chairman of the Board:
 Chairman of the Board       Dreyfus Acquisition Corporation*;
 and Chief Executive         The Dreyfus Consumer Credit
 Officer                     Corporation*;
                             Dreyfus Management, Inc.*;
                             Dreyfus Service Corporation*;
                        Chairman of the Board and Chief
                        Executive Officer:
                             Major Trading Corporation*;
                        Director:
                             Avnet, Inc.**;
                             Dreyfus America Fund++++;
                             The Dreyfus Fund International
                             Limited+++++;
                             World Balanced Fund+++;
                             Dreyfus Partnership
                             Management,Inc.*;
                             Dreyfus Personal Management,
                             Inc.*;
                             Dreyfus Precious Metals, Inc.*;
                             Dreyfus Service Organization,
                             Inc.*;
                             Seven Six Seven Agency, Inc.*;
                        Trustee:
                             Corporate Property Investors
                             New York, New York;

 W. KEITH SMITH         Chairman and Chief Executive Officer:
 Vice Chairman of the        The Boston Company
 Board                       One Boston Place
                             Boston, Massachusetts 02108
                        Vice Chairman of the Board:
                             Mellon Bank Corporation
                             One Mellon Bank Center
                             Pittsburgh, Pennsylvania 15258;
                             Mellon Bank, N.A.
                             One Mellon Bank Center
                             Pittsburgh, Pennsylvania 15258
                        Director:
                             Dentsply International, Inc.
                             570 West College Avenue
                             York, Pennsylvania 17405


 STEPHEN E. CANTER      Director:
 Vice Chairman and           The Dreyfus Trust Company++
 Chief Investment       Formerly, Chairman and Chief Executive Officer:
 Officer, and a              Kleinwort Benson Investment Management
 Director                    Americas Inc.*


 LAWRENCE S. KASH       Chairman, President and Chief
 Vice Chairman-         Executive Officer:
 Distribution and a          The Boston Company Advisors, Inc.
 Director                    53 State Street
                             Exchange Place
                             Boston, Massachusetts 02109
                        Executive Vice President and Director:
                             Dreyfus Service Organization,
                             Inc.*;
                        Director:
                             The Dreyfus Consumer Credit
                             Corporation*;
                             The Dreyfus Trust Company++'
                             Dreyfus Service Corporation*;
                        President:
                             The Boston Company
                             One Boston Place
                             Boston, Massachusetts  02108;
                             Laurel Capital Advisors
                             One Mellon Bank Center
                             Pittsburgh, Pennsylvania 15258;
                             Boston Group Holdings, Inc.
                        Executive Vice President
                             Mellon Bank, N.A.
                             One Mellon Bank Center
                             Pittsburgh, Pennsylvania 15258;
                             Boston Safe Deposit & Trust
                             One Boston Place
                             Boston, Massachusetts 02108

 PHILIP L. TOIA            Chairman of the Board and Trust
 Vice President-           Investment Officer:
 Operations and                 The Dreyfus Trust Company+++;
 Administration            Chairman of the Board and Chief
                           Executive Officer:
                                Major Trading Corporation*;

                           Director:
                                The Dreyfus Precious Metals, Inc.*
                                Dreyfus Service Corporation*;
                                Seven Six Seven Agency, Inc.*;

                           President and Director:
                                Dreyfus Acquisition Corporation*;
                                The Dreyfus Consumer Credit
                                Corporation*;
                                Dreyfus-Lincoln, Inc.*;
                                Dreyfus Management, Inc.*;
                                Dreyfus Personal Management,
                                Inc.*;
                                Dreyfus Partnership Management,
                                Inc.+;
                                Dreyfus Service Organization*;
                                The Truepenny Corporation*;
                           Formerly, Senior Vice President:
                                The Chase Manhattan Bank, N.A. and
                                The Chase Manhattan Capital
                                Markets Corporation
                                One Chase Manhattan Plaza
                                New York, New York 10081

 WILLIAM T. SANDALLS, JR.  Director:
 Senior Vice President          Dreyfus Partnership Management, Inc.*;
 and Chief Financial            Seven Six Seven Agency, Inc.*;
 Officer                   President and Director:
                                Lion Management, Inc.*;
                           Executive Vice President and Director:
                                Dreyfus Service Organization, Inc.*;
                           Vice President, Chief Financial Officer and
                           Director:
                                Dreyfus Acquisition Corporation*;
                           Vice President and Director:
                                The Dreyfus Consumer Credit Corporation*;
                                The Truepenny Corporation*;
                           Treasurer, Financial Officer and Director:
                                The Dreyfus Trust Company++;
                           Treasurer and Director:
                                Dreyfus Management, Inc.*;
                                Dreyfus Personal Management, Inc.*;
                                Dreyfus Service Corporation*;
                                Major Trading Corporation*;
                           Formerly, President and Director:
                                Sandalls & Co., Inc.

 BARBARA E. CASEY          President:
 Vice President-                Dreyfus Retirement Services
 Dreyfus Retirement             Division;
 Services                  Executive Vice President:
                                Boston Safe Deposit & Trust Co.
                                One Boston Place
                                Boston, Massachusetts 02108;
 DIANE M. COFFEY           None
 Vice President-
 Corporate
 Communications

 ELIE M. GENADRY        President:
 Vice President-             Institutional Services Division of
 Institutional Sales         Dreyfus*
                             Broker-Dealer Division of Dreyfus
                             Service Corporation*;
                             Group Retirement Plans Division of
                             Dreyfus
                             Service Corporation;
                        Executive Vice President:
                             Dreyfus Service Corporation*;
                             Dreyfus Service Organization,
                             Inc.***;

                        Vice President:
                             The Dreyfus Trust Company++;


 DANIEL C. MACLEAN      Director, Vice President and Secretary:
 Vice President and          Dreyfus Precious Metals, Inc.*;
 General Counsel        Director and Vice President:
                             The Dreyfus Consumer Credit
                             Corporation*;
                        Director and Secretary:

                             Dreyfus Acquisition Corporation*;

                             Dreyfus Partnership Management,
                             Inc.*;
                             Major Trading Corporation*;
                             The Truepenny Corporation+;
                        Director:
                             The Dreyfus Trust Company++;
                        Secretary:

                             Dreyfus Service Corporation*;
                             Dreyfus Service Organization***;
                             Seven Six Seven Agency, Inc.*;


 JEFFREY N. NACHMAN     None
 Vice President-Mutual
 Fund Accounting

 WILLIAM F. GLAVIN,     Senior Vice President:
 JR.                         The Boston Company Advisors, Inc.
 Vice President-             53 State Street
 Corporate Development       Exchange Place
                             Boston, Massachusetts 02109

                        Executive Vice President:
                             Dreyfus Service Corporation*;

 ANDREW S. WASSER       Vice President:
 Vice President-             Mellon Bank Corporation
 Information Services        One Mellon Bank Center
                             Pittsburgh, Pennsylvania 15258

 ELVIRA OSLAPAS         Assistant Secretary:
 Assistant Secretary         Dreyfus Service Corporation*;
                             Dreyfus Management, Inc.*;
                             Dreyfus Acquisition Corporation,
                             Inc.*;
                             The Truepenny Corporation*;

 MAURICE BENDRIHEM      Treasurer:
 Controller                  Dreyfus Partnership Management, Inc.*;
                             Dreyfus Precious Metals, Inc.*;
                             Dreyfus Service Organization, Inc.*;
                             Seven Six Seven Agency, Inc.*;
                             The Truepenny Corporation*;
                        Controller:
                             Dreyfus Acquisition Corporation*;
                             Dreyfus Service Corporation*;
                             The Dreyfus Trust Company++;
                             The Dreyfus Consumer Credit Corporation*;
                        Formerly, Vice President-Financial Planning,
                        Administration and Tax:
                             Showtime/The Movie Channel, Inc.
                             1633 Broadway
                             New York, New York 10019

 MARK N. JACOBS         Vice President, Secretary and Director:
 Vice President-Fund         Lion Management, Inc.*;
 Legal and Compliance,  Secretary:
 and Secretary               The Dreyfus Consumer Credit
                             Corporation*;
                             Dreyfus Management, Inc.*;
                        Assistant Secretary:
                             Dreyfus Service Organization,
                             Inc.*;
                             Major Trading Corporation*;
                             The Truepenny Corporation*

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 80 Cutter Mill Road, Great Neck, New York 11021.
*** The address of the business so indicated is 45 Broadway, New York, New York 10006.
**** The address of the business so indicated is Five Triad Center, Salt Lake City, Utah 84180.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++ The address of the business so indicated is One Rockefeller Plaza, New York, New York 10020.
++++ The address of the business so indicated is 2 Boulevard Royal, Luxembourg.

+++++     The address of the business so indicated is Nassau, Bahama Islands.

Item 29.  PRINCIPAL UNDERWRITERS

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

     1)   Dreyfus A Bonds Plus, Inc.
     2)   Dreyfus Appreciation Fund, Inc.
     3)   Dreyfus Asset Allocation Fund, Inc.
     4)   Dreyfus Balanced Fund, Inc.
     5)   Dreyfus BASIC Money Market Fund, Inc.
     6)   Dreyfus BASIC Municipal Fund, Inc.
     7)   Dreyfus BASIC U.S. Government Money Market Fund
     8)   Dreyfus California Intermediate Municipal Bond Fund
     9)   Dreyfus California Tax Exempt Bond Fund, Inc.
     10)  Dreyfus California Tax Exempt Money Market Fund
     11)  Dreyfus Capital Value Fund, Inc.
     12)  Dreyfus Cash Management
     13)  Dreyfus Cash Management Plus, Inc.
     14)  Dreyfus Connecticut Intermediate Municipal Bond Fund
     15)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
     16)  The Dreyfus Convertible Securities Fund, Inc.
     17)  Dreyfus Edison Electric Index Fund, Inc.
     18)  Dreyfus Florida Intermediate Municipal Bond Fund
     19)  Dreyfus Florida Municipal Money Market Fund
     20)  Dreyfus Focus Funds, Inc.
     21)  The Dreyfus Fund Incorporated
     22)  Dreyfus Global Bond Fund, Inc.

     23)  Dreyfus Global Growth Fund
     24)  Premier Global Investing, Inc.

     25)  Dreyfus GNMA Fund, Inc.
     26)  Dreyfus Government Cash Management
     27)  Dreyfus Growth and Income Fund, Inc.
     28)  Dreyfus Growth Opportunity Fund, Inc.
     29)  Dreyfus Institutional Money Market Fund
     30)  Dreyfus Institutional Short Term Treasury Fund
     31)  Dreyfus Insured Municipal Bond Fund, Inc.
     32)  Dreyfus Intermediate Municipal Bond Fund, Inc.
     33)  Dreyfus International Equity Fund, Inc.

     34)  Dreyfus Growth and Value Fund, Inc.

     35)  The Dreyfus/Laurel Funds, Inc.
     36)  The Dreyfus/Laurel Funds Trust
     37)  The Dreyfus/Laurel Tax-Free Municipal Funds
     38)  The Dreyfus/Laurel Investment Series

     39)  Dreyfus Basic GNMA Fund

     40)  Dreyfus Life and Annuity Index Fund, Inc.
     41)  Dreyfus Liquid Assets, Inc.
     42)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
     43)  Dreyfus Massachusetts Municipal Money Market Fund
     44)  Dreyfus Massachusetts Tax Exempt Bond Fund
     45)  Dreyfus Michigan Municipal Money Market Fund, Inc.

     46)  Dreyfus Money Market Instruments, Inc.
     47)  Dreyfus Municipal Bond Fund, Inc.
     48)  Dreyfus Municipal Cash Management Plus
     49)  Dreyfus Municipal Money Market Fund, Inc.
     50)  Dreyfus New Jersey Intermediate Municipal Bond Fund
     51)  Dreyfus New Jersey Municipal Bond Fund, Inc.
     52)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
     53)  Dreyfus New Leaders Fund, Inc.
     54)  Dreyfus New York Insured Tax Exempt Bond Fund
     55)  Dreyfus New York Municipal Cash Management
     56)  Dreyfus New York Tax Exempt Bond Fund, Inc.
     57)  Dreyfus New York Tax Exempt Intermediate Bond Fund
     58)  Dreyfus New York Tax Exempt Money Market Fund
     59)  Dreyfus Ohio Municipal Money Market Fund, Inc.
     60)  Dreyfus 100% U.S. Treasury Intermediate Term Fund
     61)  Dreyfus 100% U.S. Treasury Long Term Fund
     62)  Dreyfus 100% U.S. Treasury Money Market Fund
     63)  Dreyfus 100% U.S. Treasury Short Term Fund
     64)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
     65)  Dreyfus Pennsylvania Municipal Money Market Fund
     66)  Dreyfus Short-Intermediate Government Fund
     67)  Dreyfus Short-Intermediate Municipal Bond Fund
     68)  Dreyfus Short-Term Income Fund, Inc.
     69)  The Dreyfus Socially Responsible Growth Fund, Inc.
     70)  Dreyfus Strategic Growth, L.P.
     71)  Dreyfus Strategic Income
     72)  Dreyfus Strategic Investing
     73)  Dreyfus Tax Exempt Cash Management
     74)  Dreyfus Treasury Cash Management
     75)  Dreyfus Treasury Prime Cash Management
     76)  Dreyfus Variable Investment Fund
     77)  Dreyfus-Wilshire Target Funds, Inc.
     78)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
     79)  General California Municipal Bond Fund, Inc.
     80)  General California Municipal Money Market Fund
     81)  General Government Securities Money Market Fund, Inc.
     82)  General Money Market Fund, Inc.
     83)  General Municipal Bond Fund, Inc.
     84)  General Municipal Money Market Fund, Inc.
     85)  General New York Municipal Bond Fund, Inc.
     86)  General New York Municipal Money Market Fund

     87)  Pacific Funds Trust --
          Pacifica Prime Money Market Fund
          Pacifica Treasury Money Market Fund

     88)  Peoples Index Fund, Inc.
     89)  Peoples S&P MidCap Index Fund, Inc.
     90)  Premier Insured Municipal Bond Fund
     91)  Premier California Municipal Bond Fund
     92)  Premier GNMA Fund
     93)  Premier Growth Fund, Inc.
     94)  Premier Municipal Bond Fund
     95)  Premier New York Municipal Bond Fund
     96)  Premier State Municipal Bond Fund

     97)  Premier Capital Growth Fund, Inc.
     98)  Premier Strategic Growth Fund

(b)


                        Positions and offices     Positions and
 Name and principal     with Premier Mutual Fund  offices with
 business address       Services, Inc.            Registrant
 ---------------------  ------------------------  ----------------
 Marie E. Connolly*     Director, President,      None
                        Chief Operating Officer
                        and Compliance Officer

 Joseph F. Tower, III*  Senior Vice President,    None
                        Treasurer and Chief
                        Financial Officer

 John E. Pelletier*     Senior Vice President,    None
                        General Counsel,
                        Secretary and Clerk

 Frederick C. Dey**     Senior Vice President     None

 Eric B. Fischman**     Vice President and        None
                        Associate General
                        Counsel

 Paul Prescott*         Assistant Vice President  None

 Elizabeth Bachman**    Assistant Vice President  None

 Mary Nelson*           Assistant Treasurer       None

 John J. Pyburn**       Assistant Treasurer       None
 Jean M. O'Leary*       Assistant Secretary and   None
                        Assistant Clerk

 John W. Gomez*         Director                  None

 William J. Nutt*       Director                  None

*   Principal business address is One Exchange Place, Boston, Massachusetts
    02109.

**  Principal business address is 200 Park Avenue, New York, New York 10166.

Item 30.  LOCATION OF ACCOUNTS AND RECORDS

          All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of:

     Comstock Partners Funds, Inc., 10 Exchange Place, Suite 2010, Jersey City, New Jersey 07302-3913; Princeton Administrators, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey 08536; The Bank of New York, 101 Barclay Street, New York, New York 10286; Dreyfus Transfer, Inc., One American Express Plaza, Providence, Rhode Island 02903.

Item 31.  MANAGEMENT SERVICES

          Not applicable.

Item 32.  UNDERTAKINGS

          (a)  Not applicable.

          (b) The Registrant undertakes to file a post-effective amendment containing financial statements of the Comstock Partners Capital Value Fund as of a reasonably current date, which need not be certified, within four to six months from the date of commencement of investment operations for the Comstock Partners Capital Value Fund.

          (c) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

          (d) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more of Registrant's directors when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares of common stock and, in connection with such meeting, to assist in communications with other shareholders in this regard, as provided under Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Jersey City and State of New Jersey on the 13th day of February, 1996.

                                   COMSTOCK PARTNERS FUNDS, INC.


                                   By  /s/ Robert C. Ringstad
                                     ---------------------------
                                     Robert C. Ringstad
                                     Treasurer

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signature                               Title               Date
---------                               -----               ----


*/s/ Stanley D. Salvigsen       Chairman of the       February 13, 1996
---------------------------     Board (principal
Stanley D. Salvigsen            executive officer)
                                and Director


 /s/ Robert C. Ringstad         Treasurer (principal  February 13, 1996
---------------------------     financial and
Robert C. Ringstad              accounting officer)




* /s/ Charles L. Minter         Director              February 13, 1996
---------------------------
Charles L. Minter



* /s/ M. Bruce Adelberg         Director              February 13, 1996
---------------------------
M. Bruce Adelberg

* /s/ Robert M. Smith           Director              February 13, 1996
---------------------------
Robert M. Smith


                                Director              February 13, 1996
---------------------------
E. W. Kelley




*By/ /s/ Robert C. Ringstad                           February 13, 1996
   ---------------------------
   Robert C. Ringstad
     Attorney-in-Fact

                         Comstock Partners Funds, Inc.

                               INDEX TO EXHIBITS


Exhibit
Number    Description of Exhibit
-------   ----------------------

 1(a)      Registrant's Articles of Amendment and Restatement.

 1(b)      Form of Registrant's Articles Supplementary.

 1(c)      Form of Registrant's Articles
           Supplementary.

 1(d)      Form of Registrant's Articles of Amendment

 1(e)      Form of Registrant's Articles Supplementary

 2         Registrant's By-Laws.

 4(d)      Form of Stock Certificate for Comstock Partners
           Capital Value Fund Class A, B, C and R shares of common stock.

 5(a) Form of Amended Investment Advisory Agreement between Registrant, on behalf of the Comstock
           Partners Strategy Fund, and Comstock Partners, Inc.

 5(b) Form of Amended Sub-Investment Advisory Agreement between Comstock Partners, Inc., on behalf of the Comstock Partners Strategy Fund, and The Dreyfus
           Corporation.

 5(c)      Form of Investment Advisory Agreement between
           Registrant, on behalf of the Comstock Partners
           Capital Value Fund, and Comstock Partners, Inc.

 5(d)      Form of Sub-Investment Advisory Agreement between
           Registrant, on behalf of Comstock Partners Capital
           Value Fund, and The Dreyfus Corporation.

10         Opinion and Consent of Venable, Baetjer and
           Howard.

11         Independent Auditors' Consent.

15(a)      Form of Amended and Restated Class A Service and
           Distribution Plan.

15(b)      Form of Class B Service and Distribution Plan.

15(c)      Form of Amended and Restated Class C Service and
           Distribution Plan.

18         Form of Amended and Restated Multiclass Plan.

27         Financial Data Schedules for Comstock Partners
           Capital Value Fund.

Other      Powers of Attorney for Messrs. Salvigsen, Minter,
           Smith, and Adelberg.